UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-6265
                                                     ---------------------

           Nuveen Pennsylvania Investment Quality Municipal Fund, Inc.
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: June 30
                                           ------------------

                  Date of reporting period: June 30, 2004
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT June 30, 2004


Nuveen Investments
Municipal Closed-End
Exchange-Traded
Funds

                       NUVEEN NEW JERSEY INVESTMENT QUALITY MUNICIPAL FUND, INC.
                                                                             NQJ

                           NUVEEN NEW JERSEY PREMIUM INCOME MUNICIPAL FUND, INC.
                                                                             NNJ

                             NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND
                                                                             NXJ

                           NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND 2
                                                                             NUJ

                           NUVEEN PENNSYLVANIA INVESTMENT QUALITY MUNICIPAL FUND
                                                                             NQP

                             NUVEEN PENNSYLVANIA PREMIUM INCOME MUNICIPAL FUND 2
                                                                             NPY

                           NUVEEN PENNSYLVANIA DIVIDEND ADVANTAGE MUNICIPAL FUND
                                                                             NXM

                         NUVEEN PENNSYLVANIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2
                                                                             NVY

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Photo of: 2 children sitting in the grass.

DEPENDABLE, TAX-FREE INCOME BECAUSE IT'S NOT WHAT YOU EARN, IT'S WHAT YOU
KEEP.(R)

Logo: NUVEEN Investments

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

Photo of: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

Chairman's
      LETTER TO SHAREHOLDERS

I am very pleased to report that for the period ended June 30, 2004, your Nuveen Fund continued to provide you with attractive monthly tax-free income.

While tax-free income is always welcome, we know that many shareholders are beginning to wonder whether interest rates will rise significantly, and whether that possibility should cause them to adjust that portion of their investment portfolios allocated to tax-free municipal bonds. We believe this is a question you should consider carefully with the help of a trusted financial advisor. In many cases, it may be more appropriate to focus on long-term goals and objectives rather than shorter-term market movements, and this is where a professional advisor may be able to help keep you focused on the larger objectives of your investment program.


WE THINK THAT MUNICIPAL BOND INVESTMENTS LIKE YOUR NUVEEN FUND CAN BE IMPORTANT BUILDING BLOCKS IN A WELL-BALANCED PORTFOLIO.


As you read through this report, please review the inside front cover and consider receiving future Fund reports and other Fund information by e-mail and the Internet. Not only will you be able to receive the information faster, but this also may help lower your Fund's expenses. Sign up is quick and easy.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

August 16, 2004

Nuveen New Jersey and Pennsylvania Municipal Closed-End Exchange- Traded Funds (NQJ, NNJ, NXJ, NUJ, NQP, NPY, NXM, NVY)

Portfolio Manager's
       PERSPECTIVE


Portfolio manager Paul Brennan reviews the market environment, key investment strategies and the performance of these eight Nuveen Funds. Paul, who has 13 years of investment experience, has managed these Funds since January 2003.

WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE ANNUAL REPORTING PERIOD ENDED JUNE 30, 2004?

During this reporting period, the U.S. economy demonstrated growing evidence of improvement in a number of key areas. Inflation also showed signs of acceleration, driven largely by higher energy and transportation costs, with the Consumer Price Index rising at a 4.9% rate (annualized) during the first six months of 2004, compared with 1.9% for all of 2003. The combination of economic momentum and inflation concerns served as a catalyst for heightened volatility across the fixed-income markets. During the final three months of this reporting period, the bond markets, including the municipal market, were increasingly driven by expectations that the Federal Reserve would raise interest rates and by speculation over the timing and extent of those rate hikes. On June 30, 2004, the Fed increased the fed funds rate by 0.25% to 1.25%, the first increase in four years, noting that it anticipated taking a "measured" approach to further tightening to avoid potential derailment of the economic recovery.

Although the market environment was generally favorable for municipal bonds during much of the 12-month period ended June 30, 2004, the bond market rally of late 2003-early 2004 was bracketed by periods of sharp price declines. As one example, the yield on the Bond Buyer 25 Revenue Bond Index (BB25), a widely followed municipal bond index, rose more than 50 basis points between April 1 and June 10, 2004, before retreating slightly during the final three weeks of this period. The increase in yield was accompanied by a corresponding drop in price, and effectively offset much of the yield decline and price gain realized during the rally of the previous eight months. Overall, the trend during this 12-month period was toward higher yields, with the BB25 Index ending June 2004 almost 40 basis points higher than it was at the beginning of July 2003.

In general, municipal supply nationwide remained relatively strong over the entire 12-month reporting period, as $372 billion in new bonds came to market, down 5% from the preceding 12-month period. However, the pace of issuance slowed in recent months, with $188 billion in new municipal supply during the first half of 2004, a decrease of almost 9% from January-June 2003's record level of $206 billion. In contrast to 2003, when many states were issuing bonds to bridge budget gaps and fund operations, an improving economy and higher tax revenues have lessened the states' need to borrow. In June 2004 alone, volume decreased 24% from a year ago.

HOW ABOUT ECONOMIC AND MARKET CONDITIONS IN NEW JERSEY AND PENNSYLVANIA?

During this 12-month reporting period, New Jersey's economy performed above the national average, as the state added jobs in construction, retail, education and healthcare. New Jersey also benefited from an influx of financial services jobs from New York City as well as growth in the state's sizable pharmaceutical industry. As of June 2004, unemployment in the state had fallen to 4.7%, below the national average of 5.6%. New Jersey's diverse economy, highly skilled workforce, and high wealth levels helped to maintain a solid economic base during the state's budgetary struggles over the past few years. Since 1996, debt levels in the state have risen 60%, and New Jersey currently ranks fifth in the nation in terms of tax-supported debt. In fiscal 2004, which ended June 30, New Jersey balanced its budget through increased taxes on cigarettes, hotels, and casinos, reduced property tax rebates, and proceeds from tobacco securitization bonds. For fiscal 2005, the state's $28 billion budget, which includes a $1 billion increase in Medicaid, calls for higher taxes on individuals earning more than $500,000 as well as on cigarettes, cell phones, and cosmetic surgery, among other items. It also relies on $1.9 billion in deficit financing through the issuance of bonds secured by the newly enacted taxes, a proposal that was challenged on constitutional grounds in the state courts. (Following the end of this reporting period, the New Jersey Supreme Court ruled that the fiscal 2005 budget could stand as approved but, in the future, the state should avoid borrowing to balance the budget.)

During the entire 12-month reporting period ended June 2004, New Jersey issued $12.8 billion in new municipal bonds, down 11% from the previous 12-month period. In the first half of 2004, issuance declined more sharply, with $5.5 billion in new bonds, off 43% from the first half of 2003. In March 2004, Moody's placed New Jersey on its watchlist for a possible downgrade, citing the state's structurally unbalanced budget for fiscal 2005. As of June 30, 2004, however, Moody's had maintained the state's credit rating at Aa2 with a negative outlook, while Standard & Poor's confirmed its rating of AA with a stable outlook in March 2004. (In late July, after the completion of this reporting period, Moody's and S&P downgraded New Jersey debt to Aa3 and AA-, respectively.)

Pennsylvania's economy also continued to improve during this period, led by strength in the services sector and modest expansion in the commonwealth's large pharmaceutical industry as well as software and tourism. Although Pennsylvania continued to have substantial exposure to the declining manufacturing sector, job losses in that area have slowed. Aggressive economic development efforts undertaken by the commonwealth are expected to spur further growth. As of June 2004, Pennsylvania's unemployment rate stood at 5.6%, on par with the national average. Over the past few years, conservative financial practices have helped Pennsylvania weather budget problems, and the commonwealth's debt burden has remained low. However, an aging infrastructure could place increasing pressure on future budgets. For fiscal 2005, the commonwealth's $22.8 billion budget relies on revenue growth generated by an improving economy and an income tax hike that took effect January 1, 2004. In December 2003, Pennsylvania designated financially struggling Pittsburgh as a distressed municipality, appointing a coordinator to develop a recovery plan and prohibiting the city from filing bankruptcy without the governor's approval. In June 2004, Pittsburgh approved a five-year plan based on tax hikes and service cuts, including new payroll and non-resident employee taxes, layoffs and pay cuts for firefighters, and a two-year salary freeze for other city workers.

Municipal issuance in Pennsylvania during the 12 months ended June 2004 totaled $13.6 billion, down 5% from the previous 12 months. For the first six months of 2004, supply decreased 23% from January-June 2003, with $6 billion in new bonds. In May 2004, Moody's confirmed Pennsylvania's credit rating at Aa2 with a stable outlook, while S&P reaffirmed its AA rating with a stable outlook in June 2004.

IN THIS ENVIRONMENT, WHAT KEY STRATEGIES WERE USED TO MANAGE THESE FUNDS DURING THE 12 MONTHS ENDED JUNE 30, 2004?

As the market continued to anticipate increased interest rates, our major focus during this reporting period remained on careful management of the Funds' durations1 as a way to mitigate some of the interest rate risk inherent in each Fund's portfolio. Interest rate risk is the risk that the value of a Fund's portfolio will decline if market interest rates rise (since bond prices move in the opposite direction of interest rates). The longer the duration of a Fund's portfolio, the greater the Fund's interest rate risk. Our use of this


1 Duration is a measure of a Fund's net asset value (NAV) volatility in reaction to interest rate movements. Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for a Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund. References to duration in this commentary are intended to indicate Fund duration unless otherwise noted.

duration management strategy is designed to position the Funds to potentially produce more consistent returns over time as interest rates rise and fall.

Ironically, the leverage-adjusted durations of NQJ, NNJ, NUJ, NQP and NPY all lengthened over the past 12 months, while those of NXJ, NXM and NVY shortened. In the first set of Funds, the combination of trading activity and the pricing of more and more bonds to their maturities rather than call dates as interest rates rose tended to nominally lengthen durations. However, we do not believe these Funds saw a material increase in their actual interest rate risk relative to the general market. In the other three Funds, our strategy of selling securities with longer maturities and deploying the proceeds into shorter bonds was effective in shortening their durations.

As mentioned earlier, the issuance of new municipal bonds declined in both New Jersey and Pennsylvania over the past year, especially during the first six months of 2004. While this meant that it occasionally took longer to implement some of our strategies, the overall amount of supply remained adequate, and we continued to find opportunities to add value. In general, our trading activity in support of duration management accounted for most of the turnover in these Funds during this period.

In keeping with our duration management strategy and the steepness of the municipal bond yield curve over this period, the core of our purchase activity focused on attractive securities with defensive structures in the long-intermediate part of the yield curve (i.e., bonds that mature in 10 to 20 years). In many cases, bonds in this part of the curve offered yields similar to those of longer-term bonds with less inherent interest rate risk and greater total return potential.

In addition to improving the Funds' yield curve positioning, we continued to work to diversify the Funds by reducing concentrated positions. However, much of the issuance during this period was high quality or insured, which did not provide many opportunities to make changes along credit quality lines. From a sector perspective, the limited tax obligation sector offered value as well as ample supply, and we substantially increased our allocations to this sector in all four New Jersey Funds. Bonds issued for higher education also provided some attractive additions across these eight Funds.

HOW DID THE FUNDS PERFORM?

Individual results for the Nuveen New Jersey and Pennsylvania Funds, as well as for relevant benchmarks, are presented in the accompanying table.

TOTAL RETURNS ON NET ASSET VALUE
For periods ended 6/30/04
(Annualized)

                           1-YEAR           5-YEAR            10-YEAR
--------------------------------------------------------------------------------

NEW JERSEY FUNDS
--------------------------------------------------------------------------------
NQJ                        1.26%            6.14%             6.64%
--------------------------------------------------------------------------------
NNJ                        0.85%            6.65%             7.39%
--------------------------------------------------------------------------------
NXJ                        1.20%            NA                NA
--------------------------------------------------------------------------------
NUJ                        1.02%            NA                NA
--------------------------------------------------------------------------------
Lipper New Jersey
Municipal Debt
Funds Average2             0.95%            6.49%             6.92%
--------------------------------------------------------------------------------

PENNSYLVANIA FUNDS
--------------------------------------------------------------------------------
NQP                       -0.38%            5.95%             6.29%
--------------------------------------------------------------------------------
NPY                        0.94%            6.93%             7.76%
--------------------------------------------------------------------------------
NXM                        1.30%            NA                NA
--------------------------------------------------------------------------------
NVY                        0.29%            NA                NA
--------------------------------------------------------------------------------
Lipper Pennsylvania
Municipal Debt
Funds Average2             0.31%            6.71%             7.11%
--------------------------------------------------------------------------------
Lehman Brothers
Municipal
Bond Index3                0.76%            5.87%             6.44%
--------------------------------------------------------------------------------

Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for your Fund in this report.


For the 12 months ended June 30, 2004, the annual total returns on net asset value (NAV) for all four of the New Jersey Funds as well as for NPY and NXM outperformed the return on the national Lehman Brothers Municipal Bond Index, while NQP and NVY lagged this measure. NQJ, NXJ and NUJ also outperformed their Lipper New Jersey peer group, while NNJ trailed this average by a slight margin. Among the Pennsylvania Funds, NPY and NXM performed better than the Lipper Pennsylvania average, while NVY performed in line with this peer group, and NQP underperformed the Lipper average.


2 The Lipper New Jersey Municipal Debt Funds category average is calculated using the returns of all closed-end exchange-traded funds in this category for each period as follows: 1 year, 13 Funds, 5 years, 8 Funds, and 10 years, 6 Funds,. The Lipper Pennsylvania Municipal Debt Funds category average is calculated using the returns of all closed-end exchange-traded funds in this category for each period as follows: 1 year, 12 Funds, 5 years, 8 Funds, and 10 years, 7 Funds. Fund and Lipper returns assume reinvestment of dividends.

3 The Lehman Brothers Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

Duration, credit quality, and sector allocation were the key factors affecting the 12-month performance of these eight Funds. As previously mentioned, yields rose sharply during the second quarter of 2004 and bond prices fell, impacting the Funds' total returns. In general, the longer a Fund's duration, the more its value was affected by changes in prevailing interest rates. As of June 30, 2004, NQP had the longest duration among these eight Funds. As a result, the recent rise in yields had a greater impact on this Fund's total return. In addition, NQP had a large exposure to zero coupon bonds, whose prices are extremely sensitive to changes in interest rates, and to insured bonds, which underperformed the market as a whole during this period.

On the positive side, the Funds' performances benefited from heavier weightings in lower-rated bonds, which outperformed other credit quality sectors as the economy improved, investors' risk tolerance increased, and credit spreads tightened. As of June 30, 2004, allocations of BBB or lower and non-rated bonds ranged from 24% in NUJ to 13% in NQJ, NXJ and NXM, 11% in NPY, and 10% in NNJ, 9% in NVY and only 4% in NQP. NUJ's heavy exposure to bonds rated BBB or lower and non-rated bonds, as well as its large weighting of bonds rated A (13%), helped this Fund overcome the effect of having a relatively long duration during this period.

The Funds' allocations to the healthcare sector, especially lower-rated hospital debt, also made a positive contribution to their total returns, as this sector performed very well over the past 12 months. For example, during this period, both NXM and NVY benefited from their holdings of bonds rated B issued for West Penn Allegheny Health System, which have recovered strongly following our purchase at very attractive prices. Among the New Jersey Funds, NXJ had the heaviest weighting of healthcare bonds, as of June 30, 2004, at 18% of its portfolio, followed by NUJ with 17% and NQJ with 12%, while among the Pennsylvania Funds, NPY and NXM had healthcare allocations of 13% and 11%, respectively. In comparison, the healthcare weightings in NVY, NNJ and NQP were 8%, 8%, and 5%, respectively.

Industrial development/pollution control revenue (IDR/PCR) and resource recovery bonds were also strong performers during this period, and holdings in these sectors generally added to the Funds' performances. For example, all four New Jersey Funds held positions in B2 rated bonds issued for a solid waste disposal system by Camden County Pollution Control Financing Authority, which helped to boost the Funds' total returns. Among the Pennsylvania Funds, NPY and NXM benefited from their holdings of non-rated bonds issued by the Pennsylvania Economic Development Financing Authority for a National Gypsum project, while NVY held $1 million (par value) in bonds rated BBB+ issued by the Bucks County Industrial Development Authority for a Marathon Oil (formerly USX Corporation) environmental project, which were among the best performers in the IDR/PCR sector.

Also making a positive contribution to the total returns of the New Jersey Funds were tobacco bonds backed by revenues from the 1998 master tobacco settlement agreement.

HOW ABOUT THE FUNDS' DIVIDENDS AND SHARE PRICES?

With short-term interest rates remaining at historically low levels during this reporting period, the leveraged structures of these eight Funds continued to support their dividend-paying capabilities. The extent of this benefit is tied in part to the short-term rates the Funds pay their MuniPreferred(R) shareholders. During periods of low short-term rates, the Funds generally pay relatively lower dividends to their MuniPreferred shareholders, which can leave more earnings to support common share dividends. During this reporting period, this strategy enabled us to increase the dividends of NQJ, NXJ, and NXM, while helping to maintain the dividends of NNJ, NUJ, NQP, NPY, and NVY throughout the period. In addition, due to the capital gains generated by trading activity as part of our duration management efforts, common shareholders of NQJ, NNJ, NXM, NVY and NPY received substantial capital gains and net ordinary income distributions at the end of December 2003.

All of these Funds seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of June 30, 2004, all of the Funds in this report except NVY had positive UNII balances.

As of June 30, 2004, all eight of these Funds were trading at discounts to their net asset values. In each case, these discounts were greater than the average discount exhibited by the Fund over the course of the entire 12-month reporting period.

HOW WERE THE FUNDS POSITIONED IN TERMS OF CREDIT QUALITY AND BOND CALLS AS OF JUNE 30, 2004?

Given the current geopolitical and economic climate, we continued to believe that maintaining strong credit quality was an important requirement. As of the end of June 2004, these eight Funds continued to offer excellent credit quality, with allocations of bonds rated AAA/U.S. guaranteed and AA ranging from 63% in NUJ to 69% in NXJ and 73% in NXM to 80% in NQJ, 83% in NPY, 85% in NNJ, 88% in NQP and NVY.

As of June 30, 2004, potential call exposure for these Funds during 2004-2005 ranged from 0% in NXM, to 2% in NVY, 3% in NXJ and NUJ, 4% in NPY, 5% in NQJ, 7% in NQP and 8% in NNJ. The number of actual bond calls in all of the Funds will depend largely on market interest rates.

Nuveen New Jersey Investment Quality Municipal Fund, Inc.
NQJ

Performance
     OVERVIEW  As of June 30, 2004



FUND SNAPSHOT
------------------------------------
Share Price                   $14.19
------------------------------------
Common Share
Net Asset Value               $14.69
------------------------------------
Premium/(Discount) to NAV     -3.40%
------------------------------------
Market Yield                   6.77%
------------------------------------
Taxable-Equivalent Yield1     10.03%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $299,671
------------------------------------
Average Effective
Maturity (Years)               19.43
------------------------------------
Leverage-Adjusted Duration     10.14
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 2/21/91)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -4.09%         1.26%
------------------------------------
5-Year          4.44%         6.14%
------------------------------------
10-Year         5.77%         6.64%
------------------------------------

TOP FIVE SECTORS
(as a % of total investments)
------------------------------------
Transportation                   21%
------------------------------------
Tax Obligation/Limited           21%
------------------------------------
Education and
  Civic Organizations            12%
------------------------------------
Healthcare                       12%
------------------------------------
Tax Obligation/General            7%
------------------------------------

Pie Chart:
CREDIT QUALITY
(as a % of  total investments)
AAA/U.S. Guaranteed              74%
AA                                6%
A                                 7%
BBB                              10%
NR                                1%
BB or Lower                       2%

Bar Chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Jul                            0.079
Aug                            0.079
Sep                             0.08
Oct                             0.08
Nov                             0.08
Dec                             0.08
Jan                             0.08
Feb                             0.08
Mar                             0.08
Apr                             0.08
May                             0.08
Jun                             0.08


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
7/1/03                        15.94
                              16
                              16.15
                              15.4
                              15.05
                              15.1
                              14.94
                              14.9
                              14.87
                              14.94
                              15.04
                              15.08
                              15.22
                              15.65
                              15.47
                              15.42
                              15.54
                              15.78
                              15.53
                              15.56
                              15.55
                              15.6
                              15.62
                              15.95
                              16.08
                              16.24
                              16.27
                              16.34
                              16.43
                              16.27
                              16.27
                              16.35
                              16.41
                              16.57
                              16.53
                              16.52
                              16.6
                              16.2
                              15.09
                              14.79
                              14.73
                              14.16
                              13.66
                              13.71
                              14.1
                              14.2
                              14.22
                              13.99
                              14.04
6/30/04                       14.45

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.5%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2003 of $0.1999 per share.

Nuveen New Jersey Premium Income Municipal Fund, Inc.
NNJ

Performance
      OVERVIEW  As of June 30, 2004



FUND SNAPSHOT
------------------------------------
Share Price                   $14.19
------------------------------------
Common Share
Net Asset Value               $15.35
------------------------------------
Premium/(Discount) to NAV     -7.56%
------------------------------------
Market Yield                   6.60%
------------------------------------
Taxable-Equivalent Yield1      9.78%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $184,753
------------------------------------
Average Effective
Maturity (Years)               15.59
------------------------------------
Leverage-Adjusted Duration      9.38
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 12/17/92)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -5.65%         0.85%
------------------------------------
5-Year          3.94%         6.65%
------------------------------------
10-Year         7.61%         7.39%
------------------------------------

TOP FIVE SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/Limited           23%
------------------------------------
Transportation                   18%
------------------------------------
U.S. Guaranteed                  10%
------------------------------------
Education and
  Civic Organizations            10%
------------------------------------
Water and Sewer                  10%
------------------------------------

Pie Chart:
CREDIT QUALITY
(as a % of  total investments)
AAA/U.S. Guaranteed              80%
AA                                5%
A                                 5%
BBB                               7%
NR                                2%
BB or Lower                       1%


Bar Chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Jul                            0.078
Aug                            0.078
Sep                            0.078
Oct                            0.078
Nov                            0.078
Dec                            0.078
Jan                            0.078
Feb                            0.078
Mar                            0.078
Apr                            0.078
May                            0.078
Jun                            0.078

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
7/1/03                        16.14
                              16.2
                              16.22
                              15.95
                              15.36
                              15.22
                              15.12
                              15.15
                              15.25
                              15.22
                              15.4
                              15.47
                              15.64
                              15.97
                              15.75
                              15.8
                              15.95
                              16.08
                              16
                              15.77
                              15.68
                              15.65
                              15.54
                              16.22
                              16.2
                              16.46
                              16.54
                              16.5
                              16.7
                              16.51
                              16.58
                              16.61
                              16.61
                              16.72
                              17.03
                              16.77
                              16.5
                              15.8
                              15.1
                              15.02
                              14.8
                              14.14
                              14.25
                              14.07
                              14.35
                              14.22
                              14.2
                              14.13
                              14.06
6/30/04                       14.43

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.5%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2003 of $0.1349 per share.

Nuveen New Jersey Dividend Advantage Municipal  Fund
NXJ

Performance
     OVERVIEW  As of June 30, 2004



FUND SNAPSHOT
------------------------------------
Share Price                   $13.63
------------------------------------
Common Share
Net Asset Value               $14.59
------------------------------------
Premium/(Discount) to NAV     -6.58%
------------------------------------
Market Yield                   6.91%
------------------------------------
Taxable-Equivalent Yield1     10.24%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $95,651
------------------------------------
Average Effective
Maturity (Years)               20.45
------------------------------------
Leverage-Adjusted Duration      9.61
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/27/01)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -5.13%         1.20%
------------------------------------
Since Inception 2.95%         6.60%
------------------------------------

TOP FIVE SECTORS
(as a % of total investments)
------------------------------------
Healthcare                       18%
------------------------------------
Water and Sewer                  16%
------------------------------------
Transportation                   15%
------------------------------------
Tax Obligation/Limited           14%
------------------------------------
Education and
  Civic Organizations            12%
------------------------------------

Pie Chart:
CREDIT QUALITY
(as a % of  total investments)
AAA/U.S. Guaranteed              69%
AA                                1%
A                                18%
BBB                               9%
BB or Lower                       3%

Bar Chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Jul                           0.0765
Aug                           0.0765
Sep                           0.0785
Oct                           0.0785
Nov                           0.0785
Dec                           0.0785
Jan                           0.0785
Feb                           0.0785
Mar                           0.0785
Apr                           0.0785
May                           0.0785
Jun                           0.0785


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
7/1/03                        15.12
                              15.5
                              15.3
                              15.03
                              14.86
                              14.44
                              14.3
                              14.6
                              14.05
                              14.04
                              14.33
                              14.6
                              14.78
                              14.95
                              14.78
                              14.88
                              15.03
                              15.06
                              15.11
                              14.87
                              14.78
                              14.69
                              14.75
                              15.17
                              15.66
                              15.95
                              15.92
                              15.61
                              15.45
                              15.67
                              15.9
                              16.04
                              15.86
                              15.95
                              15.98
                              16.08
                              15.77
                              14.8
                              14.17
                              14.06
                              14.36
                              13.8
                              13.35
                              13.83
                              14
                              13.94
                              13.8
                              13.76
                              13.53
6/30/04                       14.2


1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.5%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.

Nuveen New Jersey Dividend Advantage Municipal Fund 2
NUJ

Performance
     OVERVIEW  As of June 30, 2004



FUND SNAPSHOT
------------------------------------
Share Price                   $13.74
------------------------------------
Common Share
Net Asset Value               $14.62
------------------------------------
Premium/(Discount) to NAV     -6.02%
------------------------------------
Market Yield                   6.68%
------------------------------------
Taxable-Equivalent Yield1      9.90%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $65,919
------------------------------------
Average Effective
Maturity (Years)               19.63
------------------------------------
Leverage-Adjusted Duration     11.41
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/25/02)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -4.81%         1.02%
------------------------------------
Since Inception 2.27%         7.24%
------------------------------------

TOP FIVE SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/Limited           17%
------------------------------------
Healthcare                       17%
------------------------------------
Transportation                   16%
------------------------------------
Education and
  Civic Organizations            10%
------------------------------------
U.S. Guaranteed                  10%
------------------------------------


Pie Chart:
CREDIT QUALITY
(as a % of  total investments)
AAA/U.S. Guaranteed              61%
AA                                2%
A                                13%
BBB                              20%
NR                                1%
BB or Lower                       3%

Bar Chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Jul                           0.0765
Aug                           0.0765
Sep                           0.0765
Oct                           0.0765
Nov                           0.0765
Dec                           0.0765
Jan                           0.0765
Feb                           0.0765
Mar                           0.0765
Apr                           0.0765
May                           0.0765
Jun                           0.0765


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
7/1/03                        15.39
                              15.75
                              15.67
                              15
                              15.01
                              15.04
                              15
                              14.4
                              14.69
                              14.8
                              14.8
                              14.57
                              14.77
                              15.1
                              14.97
                              14.95
                              15.07
                              15.3
                              15.19
                              15
                              14.83
                              14.85
                              14.89
                              15.25
                              15.42
                              15.57
                              15.62
                              15.6
                              15.45
                              15.31
                              15.85
                              15.8
                              16.15
                              15.96
                              16.11
                              16
                              16.03
                              15.48
                              14.33
                              13.93
                              14.08
                              13.55
                              13.5
                              13.19
                              13.9
                              14.05
                              14.05
                              13.65
                              13.91
6/30/04                       13.96

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.5%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.

2 The fund also paid shareholders capital gains and net ordinary income distributions in December 2003 of $0.0541 per share.

Nuveen Pennsylvania Investment Quality Municipal Fund
NQP

Performance
     OVERVIEW  As of June 30, 2004



FUND SNAPSHOT
------------------------------------
Share Price                   $13.58
------------------------------------
Common Share
Net Asset Value               $14.92
------------------------------------
Premium/(Discount) to NAV     -8.98%
------------------------------------
Market Yield                   6.72%
------------------------------------
Taxable-Equivalent Yield1      9.60%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $243,287
------------------------------------
Average Effective
Maturity (Years)               19.33
------------------------------------
Leverage-Adjusted Duration     11.88
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 2/21/91)
------------------------------------
            ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -9.73%        -0.38%
------------------------------------
5-Year          2.24%         5.95%
------------------------------------
10-Year         4.66%         6.29%
------------------------------------

TOP FIVE SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/General           22%
------------------------------------
Tax Obligation/Limited           17%
------------------------------------
Education and
  Civic Organizations            15%
------------------------------------
Water and Sewer                  12%
------------------------------------
U.S. Guaranteed                   8%
------------------------------------


Pie Chart:
CREDIT QUALITY
(as a % of  total investments)
AAA/U.S. Guaranteed              74%
AA                               15%
A                                 7%
BBB                               4%


Bar Chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Jul                            0.076
Aug                            0.076
Sep                            0.076
Oct                            0.076
Nov                            0.076
Dec                            0.076
Jan                            0.076
Feb                            0.076
Mar                            0.076
Apr                            0.076
May                            0.076
Jun                            0.076


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
7/1/03                        15.95
                              16.07
                              15.87
                              15.44
                              14.65
                              14.55
                              14.49
                              14.34
                              14.2
                              14.22
                              14.35
                              14.55
                              14.65
                              15.07
                              15.06
                              14.97
                              15.1
                              15.35
                              15.29
                              15.24
                              15.37
                              15.42
                              15.36
                              15.47
                              15.89
                              15.87
                              15.79
                              15.54
                              15.61
                              15.68
                              15.57
                              15.58
                              16.03
                              15.98
                              15.93
                              15.99
                              15.77
                              15.08
                              14.46
                              14.26
                              13.92
                              13.47
                              13.1
                              13.54
                              13.81
                              13.65
                              13.66
                              13.55
                              13.63
6/30/04                       13.7


1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 30%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2003 of $0.0164 per share.

Nuveen Pennsylvania Premium Income Municipal Fund 2
NPY

Performance
     OVERVIEW  As of June 30, 2004


FUND SNAPSHOT
------------------------------------
Share Price                   $13.84
------------------------------------
Common Share
Net Asset Value               $14.74
------------------------------------
Premium/(Discount) to NAV     -6.11%
------------------------------------
Market Yield                   6.85%
------------------------------------
Taxable-Equivalent Yield1      9.79%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $232,455
------------------------------------
Average Effective
Maturity (Years)               17.44
------------------------------------
Leverage-Adjusted Duration     10.13
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/18/93)
------------------------------------
            ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -7.22%         0.94%
------------------------------------
5-Year          6.71%         6.93%
------------------------------------
10-Year         7.56%         7.76%
------------------------------------

TOP FIVE SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/General           17%
------------------------------------
U.S. Guaranteed                  13%
------------------------------------
Healthcare                       13%
------------------------------------
Transportation                   11%
------------------------------------
Utilities                        10%
------------------------------------

Pie Chart:
CREDIT QUALITY
(as a % of  total investments)
AAA/U.S. Guaranteed              77%
AA                                6%
A                                 6%
BBB                               8%
NR                                2%
BB or Lower                       1%


Bar Chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Jul                            0.079
Aug                            0.079
Sep                            0.079
Oct                            0.079
Nov                            0.079
Dec                            0.079
Jan                            0.079
Feb                            0.079
Mar                            0.079
Apr                            0.079
May                            0.079
Jun                            0.079


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
7/1/03                        16
                              16.16
                              15.91
                              15.5
                              14.96
                              14.97
                              14.77
                              14.52
                              14.41
                              14.65
                              14.67
                              14.81
                              14.99
                              15.22
                              15.17
                              14.95
                              15.06
                              15.2
                              15.3
                              15.34
                              15.38
                              15.32
                              15.29
                              15.8
                              16.09
                              16.08
                              16.1
                              15.99
                              16.1
                              15.94
                              15.89
                              15.9
                              16.02
                              15.94
                              15.96
                              15.91
                              15.55
                              15.1
                              14.65
                              14.46
                              13.73
                              13.45
                              13.18
                              13.63
                              13.92
                              14.01
                              13.95
                              13.8
                              13.74
6/30/04                       13.9


1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 30%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2003 of $0.1119 per share.

Nuveen Pennsylvania Dividend Advantage Municipal Fund
NXM

Performance
     OVERVIEW  As of June 30, 2004



FUND SNAPSHOT
------------------------------------
Share Price                   $14.39
------------------------------------
Common Share
Net Asset Value               $15.32
------------------------------------
Premium/(Discount) to NAV     -6.07%
------------------------------------
Market Yield                   6.71%
------------------------------------
Taxable-Equivalent Yield1      9.59%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $50,549
------------------------------------
Average Effective
Maturity (Years)               18.51
------------------------------------
Leverage-Adjusted Duration     10.18
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/27/01)
------------------------------------
         ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -5.95%         1.30%
------------------------------------
Since Inception 5.27%         8.73%
------------------------------------

TOP FIVE SECTORS
(as a % of total investments)
------------------------------------

Tax Obligation/General           25%
------------------------------------
Education and
  Civic Organizations            21%
------------------------------------
Healthcare                       11%
------------------------------------
Long Term Care                    8%
------------------------------------
Utilities                         8%
------------------------------------

Pie Chart:
CREDIT QUALITY
(as a % of  total investments)
AAA/U.S. Guaranteed              62%
AA                               11%
A                                14%
BBB                               7%
NR                                5%
BB or Lower                       1%

Bar Chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Jul                           0.0795
Aug                           0.0795
Sep                           0.0805
Oct                           0.0805
Nov                           0.0805
Dec                           0.0805
Jan                           0.0805
Feb                           0.0805
Mar                           0.0805
Apr                           0.0805
May                           0.0805
Jun                           0.0805

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
7/1/03                        16.4
                              16.49
                              16.4
                              15.85
                              14.44
                              14.62
                              14.77
                              14.59
                              14.52
                              14.6
                              14.8
                              14.88
                              15.18
                              15.31
                              15.5
                              15.63
                              15.4
                              15.9
                              16
                              15.91
                              15.73
                              15.71
                              15.7
                              16.27
                              16.49
                              16.4
                              16.49
                              16.18
                              16.4
                              16.35
                              16.25
                              16.22
                              16.28
                              16.7
                              16.43
                              16.59
                              16.55
                              15.75
                              15.48
                              15.15
                              14.55
                              14.38
                              13.76
                              13.95
                              14.6
                              14.51
                              14.47
                              14.28
                              14.26
6/30/04                       15

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 30%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2003 of $0.1732 per share.

Nuveen Pennsylvania Dividend Advantage Municipal Fund 2
NVY

Performance
     OVERVIEW  As of June 30, 2004



FUND SNAPSHOT
------------------------------------
Share Price                   $13.48
------------------------------------
Common Share
Net Asset Value               $14.87
------------------------------------
Premium/(Discount) to NAV     -9.35%
------------------------------------
Market Yield                   6.81%
------------------------------------
Taxable-Equivalent Yield1      9.73%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $55,370
------------------------------------
Average Effective
Maturity (Years)               17.35
------------------------------------
Leverage-Adjusted Duration     10.45
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/25/02)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -8.58%         0.29%
------------------------------------
Since Inception 1.66%         8.20%
------------------------------------

TOP FIVE SECTORS
(as a % of total investments)
------------------------------------
Tax Obligation/Limited           25%
------------------------------------
Tax Obligation/General           22%
------------------------------------
Education and Civic Organizations15%
------------------------------------
Healthcare                        8%
------------------------------------
Utilities                         7%
------------------------------------


Pie Chart:
CREDIT QUALITY
(as a % of  total investments)
AAA/U.S. Guaranteed              63%
AA                               25%
A                                 3%
BBB                               7%
NR                                1%
BB or Lower                       1%


Bar Chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Jul                           0.0765
Aug                           0.0765
Sep                           0.0765
Oct                           0.0765
Nov                           0.0765
Dec                           0.0765
Jan                           0.0765
Feb                           0.0765
Mar                           0.0765
Apr                           0.0765
May                           0.0765
Jun                           0.0765



Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
7/1/03                        15.82
                              15.79
                              15.79
                              15.41
                              14.33
                              14.27
                              14.13
                              14.21
                              14.52
                              14.95
                              14.55
                              14.53
                              14.7
                              14.76
                              14.74
                              14.82
                              14.88
                              15.23
                              15.26
                              14.9
                              15.16
                              15.25
                              15.28
                              15.74
                              16
                              15.92
                              16.03
                              15.98
                              16.14
                              16.14
                              16.14
                              16.09
                              16.25
                              16.11
                              16.02
                              16.16
                              15.78
                              15.15
                              14.4
                              14.05
                              13.81
                              13.23
                              13.1
                              13.14
                              13.35
                              13.47
                              13.44
                              13.65
                              13.52
6/30/04                       13.68



1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 30%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2003 of $0.1557 per share.

Report of
      INDEPENDENT REGISTERED
      PUBLIC ACCOUNTING FIRM



THE BOARDS OF DIRECTORS, TRUSTEES AND SHAREHOLDERS
NUVEEN NEW JERSEY INVESTMENT QUALITY MUNICIPAL FUND, INC.
NUVEEN NEW JERSEY PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND 2
NUVEEN PENNSYLVANIA INVESTMENT QUALITY MUNICIPAL FUND
NUVEEN PENNSYLVANIA PREMIUM INCOME MUNICIPAL FUND 2
NUVEEN PENNSYLVANIA DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN PENNSYLVANIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen New Jersey Dividend Advantage Municipal Fund, Nuveen New Jersey Dividend Advantage Municipal Fund 2, Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Pennsylvania Dividend Advantage Municipal Fund and Nuveen Pennsylvania Dividend Advantage Municipal Fund 2, as of June 30, 2004, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen New Jersey Dividend Advantage Municipal Fund, Nuveen New Jersey Dividend Advantage Municipal Fund 2, Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Pennsylvania Dividend Advantage Municipal Fund and Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 at June 30, 2004, and the results of their operations, changes in their net assets and their financial highlights for the periods indicated therein in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP


Chicago, Illinois
August 13, 2004

                            Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ)
                            Portfolio of
                                    INVESTMENTS June 30, 2004
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                CONSUMER STAPLES - 5.1%

                Tobacco Settlement Financing Corporation, New Jersey, Tobacco
                Settlement Asset-Backed Bonds, Series 2002:
$       8,855    5.750%, 6/01/32                                                      6/12 at 100.00         BBB     $    7,615,211
        3,000    6.000%, 6/01/37                                                      6/12 at 100.00         BBB          2,426,940

                Tobacco Settlement Financing Corporation, New Jersey, Tobacco
                Settlement Asset-Backed Bonds, Series 2003:
        3,200    6.125%, 6/01/24                                                      6/13 at 100.00         BBB          2,890,272
        2,625    6.375%, 6/01/32                                                      6/13 at 100.00         BBB          2,384,681


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 18.2%

        2,500   Bergen County Improvement Authority, New Jersey, Revenue              9/12 at 101.00         N/R          2,528,775
                 Bonds, Yeshiva Ktana of Passaic Project, Series 2002,
                 6.000%, 9/15/27

        3,455   New Jersey Higher Education Assistance Authority, Student             6/10 at 101.00         AAA          3,570,466
                 Loan Revenue Bonds, Series 2000A, 6.125%, 6/01/17
                 (Alternative Minimum Tax) - MBIA Insured

        1,000   Middlesex County Improvement Authority, New Jersey, George            8/14 at 100.00        Baa1            959,000
                 Street Student Housing Revenue Bonds, Series 2004A,
                 5.000%, 8/15/35

                New Jersey Educational Facilities Authority, Revenue Bonds,
                St. Peter's College, Series 1998B:
        1,000    5.375%, 7/01/18                                                      7/08 at 102.00         BB+            923,960
        1,750    5.500%, 7/01/27                                                      7/08 at 102.00         BB+          1,562,645

        1,250   New Jersey Educational Facilities Authority, Revenue Refunding        7/08 at 101.00         AAA          1,267,375
                 Bonds, Seton Hall University, Series 1998F, 5.000%, 7/01/21 -
                 AMBAC Insured

        1,000   New Jersey Educational Facilities Authority, Revenue Bonds,           7/11 at 100.00         AAA            999,260
                 Ramapo College, Series 2001D, 5.000%, 7/01/31 -
                 AMBAC Insured

                New Jersey Educational Facilities Authority, Revenue Bonds, New
                Jersey Institute of Technology, Series 2001G:
        1,000    5.250%, 7/01/20 - MBIA Insured                                       7/11 at 100.00         AAA          1,047,680
        1,945    5.250%, 7/01/21 - MBIA Insured                                       7/11 at 100.00         AAA          2,029,899

        1,050   New Jersey Educational Facilities Authority, Revenue                  7/12 at 100.00          AA          1,078,917
                 Refunding Bonds, Rider University, Series 2002A,
                 5.000%, 7/01/17 - RAAI Insured

        2,000   New Jersey Educational Facilities Authority, Revenue Bonds,           7/12 at 100.00         AAA          1,997,000
                 New Jersey City University, Series 2002A, 5.000%, 7/01/32 -
                 AMBAC Insured

        2,000   New Jersey Educational Facilities Authority, Revenue Bonds,           7/13 at 100.00           A          1,859,800
                 Fairleigh Dickinson University, Series 2002D,
                 5.250%, 7/01/32 - ACA Insured

        1,500   New Jersey Educational Facilities Authority, Revenue Bonds,           7/13 at 100.00         AAA          1,581,960
                 Kean University, Series 2003D, 5.250%, 7/01/20 -
                 FGIC Insured

        1,300   New Jersey Educational Facilities Authority, Revenue Bonds,           7/13 at 100.00         AAA          1,344,512
                 Rowan University, Series 2003I, 5.125%, 7/01/21 -
                 FGIC Insured

                New Jersey Educational Facilities Authority, Revenue Bonds,
                Montclair State University, Series 2004L:
        1,500    5.125%, 7/01/22 - MBIA Insured                                       7/14 at 100.00         AAA          1,547,385
        1,000    5.000%, 7/01/34 - MBIA Insured                                       7/14 at 100.00         AAA            997,220

        1,495   New Jersey Educational Facilities Authority, Revenue Bonds,           7/14 at 100.00         AAA          1,584,969
                 Ramapo College, Series 2004H, 5.000%, 7/01/16 -
                 FGIC Insured

                New Jersey Educational Facilities Authority, Revenue Bonds, New
                Jersey Institute of Technology, Series 2004B:
        2,285    5.000%, 7/01/18 - AMBAC Insured                                      1/14 at 100.00         AAA          2,387,825
        1,260    5.000%, 7/01/19 - AMBAC Insured                                      1/14 at 100.00         AAA          1,308,775
        2,510    4.750%, 7/01/20 - AMBAC Insured                                      1/14 at 100.00         AAA          2,528,147
        2,060    4.250%, 7/01/24 - AMBAC Insured                                      1/14 at 100.00         AAA          1,836,820


                                       21


                            Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ) (continued)
                                   Portfolio of INVESTMENTS June 30, 2004
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS (continued)

$         610   New Jersey Educational Facilities, Revenue Bonds, Rider               7/14 at 100.00          AA     $      631,350
                 University, Series 2004A, 5.500%, 7/01/23

          500   New Jersey Educational Facilities Authority, Revenue Bonds,           7/14 at 100.00         N/R            489,615
                 Fairleigh Dickinson University, Series 2004C, 5.500%, 7/01/23
                 (WI, settling 7/14/04)

        4,325   New Jersey Higher Education Assistance Authority, Student             6/07 at 102.00         AAA          4,415,479
                 Loan Revenue Bonds, New Jersey Class  Loan Program,
                 Series 1997A, 5.800%, 6/01/16 (Alternative Minimum Tax) -
                 MBIA Insured

        4,235   Puerto Rico Industrial, Tourist, Educational, Medical and             9/11 at 100.00         BBB          4,282,559
                 Environmental Control Facilities Financing Authority, Higher
                 Education Revenue Bonds, University of the Sacred Heart,
                 Series 2001, 5.250%, 9/01/21

                University of Medicine and Dentistry, New Jersey, Certificates
                of Participation, Series 2003:
        1,945    5.000%, 4/15/20 - AMBAC Insured                                      4/13 at 100.00         AAA          2,004,147
        1,370    5.000%, 4/15/22 - AMBAC Insured                                      4/13 at 100.00         AAA          1,395,770

                University of Medicine and Dentistry, New Jersey, Revenue
                Bonds, Series 2002A:
        2,100    5.000%, 12/01/24 - AMBAC Insured                                    12/12 at 100.00         AAA          2,119,320
        4,000    5.500%, 12/01/27 - AMBAC Insured                                    12/12 at 100.00         AAA          4,210,840


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 17.5%

        1,500   New Jersey Health Care Facilities Financing Authority,                7/07 at 102.00        BBB-          1,429,125
                 Revenue Refunding Bonds, St. Elizabeth Hospital Obligated
                 Group, Series 1997, 6.000%, 7/01/27

        2,535   New Jersey Health Care Facilities Financing Authority, Revenue        7/04 at 101.00        Baa2          2,562,175
                 Bonds, Deborah Heart and Lung Center, Series 1993,
                 6.200%, 7/01/13

        6,150   New Jersey Health Care Facilities Financing Authority,                8/11 at 100.00         AAA          6,050,801
                 FHA-Insured Mortgage Revenue Bonds, Jersey City Medical
                 Center, Series 2001, 5.000%, 8/01/41 - AMBAC Insured

        3,000   New Jersey Health Care Facilities Financing Authority,                7/11 at 100.00          A3          3,065,490
                 Revenue Bonds, Kennedy Health System, Series 2001,
                 5.500%, 7/01/21

        3,135   New Jersey Health Care Facilities Financing Authority, Revenue        1/12 at 100.00          AA          3,100,515
                 Refunding Bonds, Bayshore Community Hospital, Series 2002,
                 5.125%, 7/01/32 - RAAI Insured

        7,860   New Jersey Health Care Facilities Financing Authority, Revenue        7/12 at 100.00        Baa1          8,151,685
                 Bonds, South Jersey Hospital System, Series 2002,
                 5.875%, 7/01/21

        3,000   New Jersey Health Care Facilities Financing Authority, Revenue        7/13 at 100.00        Baa2          2,836,260
                 Bonds, Somerset Medical Center, Series 2003,
                 5.500%, 7/01/33

                New Jersey Health Care Facilities Financing Authority, Revenue
                Bonds, Robert Wood Johnson University Hospital, Series 2000:
        3,850    5.750%, 7/01/25                                                      7/10 at 100.00          A+          4,021,479
        2,000    5.750%, 7/01/31                                                      7/10 at 100.00          A+          2,080,640

        4,320   New Jersey Health Care Facilities Financing Authority,                7/08 at 101.00         Aaa          4,349,419
                 Revenue Refunding Bonds, St. Barnabas Healthcare System,
                 West Hudson Hospital Obligated Group, Series 1998A,
                 5.000%, 7/01/23 - MBIA Insured

        5,040   New Jersey Health Care Facilities Financing Authority,                7/10 at 100.00         AAA          5,154,005
                 Revenue Bonds, Society of the Valley Hospital Obligated
                 Group, Series 2000, 5.375%, 7/01/31 - AMBAC Insured

        2,000   New Jersey Health Care Facilities Financing Authority,                7/10 at 100.00        BBB+          2,214,220
                 Revenue Bonds, St. Peter's University Hospital, Series 2000A,
                 6.875%, 7/01/20

        3,500   New Jersey Health Care Facilities Financing Authority,                7/09 at 101.00         AAA          3,543,995
                 Revenue Bonds, Meridian Health System Obligated Group,
                 Series 1999, 5.250%, 7/01/29 - FSA Insured

        3,905   Newark, New Jersey, GNMA Collateralized Health Care                   6/12 at 102.00         Aaa          3,954,047
                 Facility Revenue Bonds, New Community Urban Renewal
                 Corporation, Series 2001A, 5.200%, 6/01/30


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 4.4%

        1,090   Long Branch Housing Finance Corporation, New Jersey,                 10/04 at 100.00         N/R          1,096,213
                 Housing Revenue Bonds, Washington Manor Associates Ltd.
                 Section 8 Assisted Elderly Project, Series 1980,
                 10.000%, 10/01/11

        4,500   New Jersey Housing and Mortgage Finance Agency,                       5/05 at 102.00         AAA          4,640,400
                 Multifamily Housing Revenue Bonds, Series 1995A,
                 6.000%, 11/01/14 - AMBAC Insured

        4,500   New Jersey Housing and Mortgage Finance Agency,                       5/06 at 102.00         AAA          4,659,660
                 Multifamily Housing Revenue Bonds, Series 1996A,
                 6.250%, 5/01/28 (Alternative Minimum Tax) - AMBAC Insured


                                       22

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY (continued)

$       2,743   Newark Housing Authority, New Jersey, GNMA Collateralized            10/09 at 102.00         Aaa     $    2,882,966
                 Housing Revenue Bonds, Fairview Apartments Project,
                 Series 2000A, 6.400%, 10/20/34 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 7.4%

          300   New Jersey Housing and Mortgage Finance Agency,                      10/05 at 101.50         AAA            308,016
                 Home Buyer Program Revenue Bonds, Series 1995O,
                 6.350%, 10/01/27 (Alternative Minimum Tax) - MBIA Insured

        8,820   New Jersey Housing and Mortgage Finance Agency,                      10/07 at 101.50         AAA          9,070,400
                 Home Buyer Program Revenue Bonds, Series 1997U,
                 5.850%, 4/01/29 (Alternative Minimum Tax) - MBIA Insured

        6,725   New Jersey Housing and Mortgage Finance Agency,                      10/10 at 100.00         AAA          6,881,962
                 Home Buyer Program Revenue Bonds, Series 2000CC,
                 5.875%, 10/01/31 (Alternative Minimum Tax) - MBIA Insured

        2,855   Puerto Rico Housing Finance Corporation, Mortgage-Backed              6/11 at 100.00         AAA          2,898,596
                 Securities, Home Mortgage Revenue Bonds, Series 2001A,
                 5.200%, 12/01/33

        2,855   Puerto Rico Housing Finance Corporation, Mortgage-Backed              6/11 at 100.00         AAA          2,887,661
                 Securities, Home Mortgage Revenue Bonds, Series 2001B,
                 5.300%, 12/01/28 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS - 1.7%

        5,000   New Jersey Economic Development Authority, Revenue                      No Opt. Call        Baa3          4,980,550
                 Refunding Bonds, Kapkowski Road Landfill Project,
                 Series 2002, 5.750%, 10/01/21


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 2.2%

                New Jersey Health Care Facilities Financing Authority, Revenue
                Bonds, House of the Good Shepherd Obligated Group, Series 2001:
        1,000    5.100%, 7/01/21 - RAAI Insured                                       7/11 at 100.00          AA          1,011,320
        1,500    5.200%, 7/01/31 - RAAI Insured                                       7/11 at 100.00          AA          1,504,620

        2,940   New Jersey Economic Development Authority, GNMA                      12/11 at 103.00         Aaa          2,967,136
                 Collateralized Mortgage Revenue Bonds, Victoria Health
                 Corporation, Series 2001A, 5.200%, 12/20/36

        1,125   New Jersey Economic Development Authority, First Mortgage            11/14 at 100.00         N/R          1,096,616
                 Revenue Bonds, Winchester Gardens at Wards Homestead,
                 Series 2004A, 5.750%, 11/01/24


------------------------------------------------------------------------------------------------------------------------------------
                MATERIALS - 2.1%

        6,250   Salem County Pollution Control Financing Authority,                  11/04 at 100.00         AA-          6,309,688
                 New Jersey, Waste Disposal Revenue Bonds, E.I. DuPont
                 de Nemours and Company - Chambers Works Project,
                 Series 1991A, 6.500%, 11/15/21 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 10.6%

                Clifton, New Jersey, General Obligation Bonds, Series 2002:
        1,700    5.000%, 1/15/21 - FGIC Insured                                       1/11 at 100.00         AAA          1,739,457
        1,625    5.000%, 1/15/22 - FGIC Insured                                       1/11 at 100.00         AAA          1,651,683

        1,000   Essex County, New Jersey, General Obligation Refunding               11/07 at 101.00         Aaa          1,066,360
                 Bonds, Series 1996A-1, 5.000%, 11/15/11 - FGIC Insured

        1,735   Jersey City, New Jersey, General Obligation Public                    9/11 at 102.00         AAA          1,786,981
                 Improvement Bonds, Series 2003B, 5.000%, 9/01/20 -
                 FSA Insured

        3,000   Jersey City, New Jersey, General Obligation Improvement                 No Opt. Call         AAA          3,298,110
                 Bonds, Series 2002A, 5.250%, 3/01/13 - AMBAC Insured

                Middleton Township Board of Education, Monmouth County,
                New Jersey, Refunding School Bonds:
        4,725    5.000%, 8/01/22 - FSA Insured                                        8/10 at 100.00         AAA          4,810,334
        1,500    5.000%, 8/01/27 - FSA Insured                                        8/10 at 100.00         AAA          1,509,000

        5,000   New Jersey, General Obligation Bonds, Series 1992D,                     No Opt. Call          AA          5,699,250
                 6.000%, 2/15/11

        2,000   Puerto Rico, Public Improvement General Obligation Refunding          7/11 at 100.00         AAA          2,121,200
                 Bonds, Series 2001, 5.125%, 7/01/30 - FSA Insured

                Sayreville School District, Middlesex County, New Jersey,
                General Obligation Bonds, Series 2002:
        1,470    5.000%, 3/01/24 - FGIC Insured                                       3/12 at 100.00         AAA          1,491,874
        1,545    5.000%, 3/01/25 - FGIC Insured                                       3/12 at 100.00         AAA          1,560,079

        1,285   Tinton Falls Board of Education, Monmouth County,                    10/14 at 100.00         Aaa          1,346,693
                 New Jersey, General Obligation Bonds, Series 2004,
                 5.000%, 10/15/15 (WI, settling 7/22/04) - FSA Insured


                                       23


                            Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ) (continued)
                                   Portfolio of INVESTMENTS June 30, 2004
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

                West Deptford Township, New Jersey, General Obligation
                Bonds, Series 2004:
$       1,690    5.000%, 9/01/16 - AMBAC Insured                                      9/14 at 100.00         Aaa     $    1,800,154
        1,865    4.750%, 9/01/18 - AMBAC Insured                                      9/14 at 100.00         Aaa          1,912,558


-------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 31.1%

        3,320   Atlantic County, New Jersey, Improvement Authority,                  11/10 at 100.00         Aaa          3,428,763
                 Egg Harbor Township Guaranteed Revenue Bonds, The
                 Egg Harbor Township Golf Corporation Project, Series 2000,
                 5.400%, 11/01/30 - AMBAC Insured

                Bergen County Improvement Authority, New Jersey, Guaranteed
                Lease Revenue Bonds, County Administration Complex Project,
                Series 2003:
        1,510    4.500%, 11/15/12                                                       No Opt. Call         Aaa          1,599,377
        1,795    5.000%, 11/15/17                                                    11/13 at 100.00         Aaa          1,909,234
        2,000    5.000%, 11/15/18                                                    11/13 at 100.00         Aaa          2,113,520

        2,225   Essex County Improvement Authority, New Jersey, General              10/13 at 100.00         Aaa          2,224,510
                 Obligation Lease Revenue Bonds, Correctional Facilities
                 Project, Series 2003A, 5.000%, 10/01/28 - FGIC Insured

       10,000   Essex County Improvement Authority, New Jersey, General              10/10 at 100.00         Aaa         10,991,600
                 Obligation Guaranteed Lease Revenue Bonds, County
                 Correctional Facility Project, Series 2000, 6.000%, 10/01/25 -
                 FGIC Insured

       10,000   Essex County Improvement Authority, New Jersey, Lease                   No Opt. Call         Aaa         10,852,700
                 Revenue Bonds, Series 2003, 5.000%,  12/15/12 -
                 FSA Insured

                Garden State Preservation Trust, New Jersey, Open Space and
                Farmland Preservation Bonds, Series 2003A:
        2,000    5.250%, 11/01/19 - FSA Insured                                      11/13 at 100.00         AAA          2,124,960
        3,000    5.000%, 11/01/20 - FSA Insured                                      11/13 at 100.00         AAA          3,095,820
        3,365    5.000%, 11/01/21 - FSA Insured                                      11/13 at 100.00         AAA          3,449,327

                Lacey Municipal Utilities Authority, Ocean County, New Jersey,
                Water Revenue Bonds, Series 2003B:
        1,750    5.000%, 12/01/17 - FGIC Insured                                     12/13 at 100.00         Aaa          1,836,398
        1,835    5.000%, 12/01/18 - FGIC Insured                                     12/13 at 100.00         Aaa          1,914,052
        1,000    5.000%, 12/01/19 - FGIC Insured                                     12/13 at 100.00         Aaa          1,036,840

        1,445   Lower Township Municipal Utilities Authority, Cape May                  No Opt. Call         Aaa          1,527,784
                 County, New Jersey, Revenue Bonds, Series 2003D,
                 5.000%, 12/01/16 - FGIC Insured

        1,000   Mansfield Township Board of Education, Warren County,                 3/06 at 102.00         AAA          1,074,040
                 New Jersey, Certificates of Participation, 5.900%, 3/01/15 -
                 MBIA Insured

        1,500   Middlesex County, New Jersey, Certificates of Participation,          8/11 at 100.00         AAA          1,503,930
                 Series 2001, 5.000%, 8/01/31 - MBIA Insured

                Middlesex County Improvement Authority, New Jersey, County
                Guaranteed Open Space Trust Fund Revenue Bonds, Series 2003:
        1,000    5.250%, 9/15/16                                                      9/13 at 100.00         AAA          1,079,040
        2,000    5.250%, 9/15/18                                                      9/13 at 100.00         AAA          2,136,020
        1,000    5.250%, 9/15/21                                                      9/13 at 100.00         AAA          1,049,420

        2,500   New Jersey Health Care Facilities Financing Authority,                9/13 at 100.00         AA-          2,466,050
                 Lease Revenue Bonds, Department of Human Services -
                 Greystone Park Psychiatric Hospital, Series 2003,
                 5.000%, 9/15/25

        1,000   New Jersey Economic Development Authority, School                     6/11 at 100.00         AAA          1,054,310
                 Facilities Construction Bonds, Series 2001A,
                 5.250%, 6/15/19 - AMBAC Insured

                New Jersey Economic Development Authority, School Facilities
                Construction Financing Act Bonds, Series 2002C:
        4,000    5.000%, 6/15/15 - MBIA Insured                                       6/12 at 100.00         AAA          4,229,760
        5,000    5.000%, 6/15/20 - MBIA Insured                                       6/12 at 100.00         AAA          5,140,300

        3,000   New Jersey Economic Development Authority, School                     6/13 at 100.00         AAA          3,145,140
                 Facilities Construction Bonds, Series 2003F, 5.250%, 6/15/21 -
                 FGIC Insured

        4,000   New Jersey Economic Development Authority, School Facilities          9/13 at 100.00         AAA          4,125,920
                 Construction Bonds, Series 2004G, 5.000%, 9/01/20 -
                 AMBAC Insured

                New Jersey Transportation Trust Fund Authority, Transportation
                System Bonds, Series 2003C:
        3,000    5.500%, 6/15/17                                                      6/13 at 100.00         AA-          3,252,480
        3,000    5.500%, 6/15/18                                                      6/13 at 100.00         AA-          3,245,550

        5,670   New Jersey Transportation Trust Fund Authority, Transportation       12/11 at 100.00         AAA          5,770,472
                 System Bonds, Series 2001B, 5.000%, 12/15/21 -
                 MBIA Insured


                                       24

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       1,895   North Bergen Township Municipal Utilities Authority, Hudson             No Opt. Call         AAA     $    2,316,827
                 County, New Jersey, Sewer Revenue Refunding Bonds,
                 Series 1993, 7.875%, 12/15/09 - FGIC Insured

        1,250   Ocean County Utilities Authority, New Jersey, Wastewater              1/11 at 101.00         Aa1          1,294,662
                 Revenue Refunding Bonds, Series 2000, 5.000%, 1/01/18

        2,000   West Orange Board of Education, Essex County, New Jersey,            10/09 at 101.00         Aaa          2,203,320
                 Certificates of Participation, Series 1999, 6.000%, 10/01/24 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 32.4%

        3,275   Delaware River and Bay Authority, Delaware and New Jersey,            1/10 at 101.00         AAA          3,474,546
                 Revenue Bonds, Series 2000A, 5.750%, 1/01/29 -
                 AMBAC Insured

        2,960   Delaware River Port Authority, Pennsylvania and New Jersey,           1/12 at 100.00         AAA          3,008,307
                 Port District Project Revenue Refunding Bonds, Series 2001A,
                 5.200%, 1/01/27 - FSA Insured

        7,000   Delaware River Port Authority, New Jersey and Pennsylvania,           1/06 at 102.00         AAA          7,244,300
                 Revenue Bonds, Series 1995, 5.500%, 1/01/26 - FGIC Insured

        3,500   Delaware River Port Authority, New Jersey and Pennsylvania,           1/10 at 100.00         AAA          3,781,925
                 Revenue Bonds, Series 1999, 5.750%, 1/01/22 - FSA Insured

        3,000   New Jersey Economic Development Authority, Revenue Bonds,            11/04 at 100.00         CCC          1,955,220
                 American Airlines, Inc., Series 1991, 7.100%, 11/01/31
                 (Alternative Minimum Tax)

                New Jersey Turnpike Authority, Revenue Bonds, Series 2000A:
        9,275    5.500%, 1/01/25 - MBIA Insured                                       1/10 at 100.00         AAA          9,642,476
       10,000    5.500%, 1/01/27                                                      1/10 at 100.00           A         10,337,400
        2,000    5.500%, 1/01/30 - MBIA Insured                                       1/10 at 100.00         AAA          2,072,380

        9,500   New Jersey Turnpike Authority, Revenue Bonds, Series 2003A,           7/13 at 100.00         AAA          9,851,975
                 5.000%, 1/01/19 - FGIC Insured

                New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
          665    6.500%, 1/01/16                                                        No Opt. Call           A            780,597
          160    6.500%, 1/01/16 - MBIA Insured                                         No Opt. Call         AAA            190,059

        1,250   Newark Housing Authority, New Jersey, Marine Terminal                 1/14 at 100.00         AAA          1,308,550
                 Revenue Bonds, Series 2004, 5.250%, 1/01/21 - MBIA Insured

        3,930   The Port Authority of New York and New Jersey, Consolidated           7/08 at 101.00         AA-          3,822,122
                 Revenue Bonds, One Hundred Twenty-Second Series 2001,
                 5.125%, 1/15/36 (Alternative Minimum Tax)

                The Port Authority of New York and New Jersey, Consolidated
                Revenue Bonds, One Hundred Twenty-Fifth Series 2002:
        2,280    5.000%, 10/15/26 - FSA Insured                                       4/12 at 101.00         AAA          2,278,313
        5,000    5.000%, 4/15/32 - FSA Insured                                        4/12 at 101.00         AAA          4,956,600

        6,850   The Port Authority of New York and New Jersey, Consolidated          10/07 at 101.00         AAA          6,972,752
                 Revenue Bonds, One Hundred  Twenty-First Series 2000,
                 5.375%, 10/15/35 - MBIA Insured

                The Port Authority of New York and New Jersey, Special Project
                Bonds, JFK International Air Terminal LLC, Sixth Series 1997:
        3,500    7.000%, 12/01/12 (Alternative Minimum Tax) - MBIA Insured              No Opt. Call         AAA          4,102,875
        6,605    5.750%, 12/01/22 (Alternative Minimum Tax) - MBIA Insured           12/07 at 102.00         AAA          7,021,115
       12,130    5.750%, 12/01/25 (Alternative Minimum Tax) - MBIA Insured           12/07 at 100.00         AAA         12,658,625

        2,000   South Jersey Port Corporation, New Jersey, Marine Terminal            1/13 at 100.00           A          1,962,280
                 Revenue Refunding Bonds, Series 2002K, 5.100%, 1/01/33


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 5.6%

        4,655   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            7/10 at 100.00         AAA          5,008,501
                 Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
                 (Pre-refunded to 7/01/10)

                New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
        2,505    6.500%, 1/01/16                                                        No Opt. Call        A***          2,957,954
          760    6.500%, 1/01/16 - MBIA Insured                                         No Opt. Call         AAA            897,423

        7,500   Puerto Rico Infrastructure Financing Authority, Special              10/10 at 101.00         AAA          7,862,250
                 Obligation Bonds, Series 2000A, 5.500%, 10/01/34


                                       25


                            Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ) (continued)
                                   Portfolio of INVESTMENTS June 30, 2004
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 6.9%

$       2,655   Camden County Pollution Control Financing Authority,                 12/04 at 100.00          B2     $    2,602,962
                 New Jersey, Solid Waste Disposal and Resource Recovery
                 System Revenue Bonds, Series 1991B, 7.500%, 12/01/09
                 (Alternative Minimum Tax)

        3,500   Camden County Pollution Control Financing Authority,                 12/04 at 100.00          B2          3,421,635
                 New Jersey, Solid Waste Disposal and Resource Recovery
                 System Revenue Bonds, Series 1991A, 7.500%, 12/01/10
                 (Alternative Minimum Tax)

        2,055   Mercer County Improvement Authority, New Jersey, Solid               12/13 at 100.00         AAA          2,201,254
                 Waste Revenue Bonds, Regional Sludge Project, Series 2003,
                 5.000%, 12/15/14 - FGIC Insured

          400   New Jersey Economic Development Authority, Pollution                  7/04 at 101.50        Baa3            417,520
                 Control Revenue Bonds, Jersey Power and Light Company,
                 Series 1985, 7.100%, 7/01/15

        5,950   Puerto Rico Electric Power Authority, Power Revenue                   7/09 at 101.50         AAA          6,489,070
                 Refunding Bonds, Series 1999FF, 5.250%, 7/01/13 -
                 MBIA Insured

        2,500   Salem County Pollution Control Financing Authority,                   4/12 at 101.00        Baa1          2,519,225
                 New Jersey, Pollution Control Revenue Refunding Bonds,
                 PSEG Power LLC Project, Series 2001A, 5.750%, 4/01/31
                 (Alternative Minimum Tax)

        3,000   Union County Utilities Authority, New Jersey, Solid Waste             6/08 at 101.00         AAA          2,969,130
                 Facility Senior Lien Revenue Bonds, Ogden Martin Systems
                 of Union, Inc., Series 1998A, 5.000%, 6/01/23 (Alternative
                 Minimum Tax) - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 5.8%

        3,000   Jersey City Municipal Utilities Authority, Hudson County,             7/08 at 102.00         AAA          3,031,650
                 New Jersey, Sewer Revenue Bonds, Series 2001A-2,
                 5.200%, 7/15/21 (Alternative Minimum Tax) - FGIC Insured

        7,500   New Jersey Economic Development Authority, Water Facilities           5/06 at 102.00         Aaa          7,869,073
                 Revenue Bonds, American Water Company, Series 1996,
                 6.000%, 5/01/36 (Alternative Minimum Tax) - FGIC Insured

                North Hudson Sewer Authority, New Jersey, Sewer Revenue
                Refunding Bonds, Series 2002A:
        3,000    5.250%, 8/01/16 - FGIC Insured                                       8/12 at 100.00         Aaa          3,212,910
        3,000    5.250%, 8/01/18 - FGIC Insured                                       8/12 at 100.00         Aaa          3,183,330
------------------------------------------------------------------------------------------------------------------------------------
$     440,683   Total Long-Term Investments (cost $445,772,044) - 151.0%                                                452,570,397
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 0.7%

          800   New Jersey Economic Development Authority, Dock Facility                                  VMIG-1            800,000
                 Revenue Refunding Bonds, Bayonne/IMTT Project, Variable
                 Rate Demand Bonds, Series 1993B, 1.070%, 12/01/27+

          500   New Jersey Economic Development Authority, Water Facilities                                 A-1+            500,000
                 Revenue Refunding Bonds, United Water Company of
                 New Jersey, Inc., Variable Rate Demand Obligations,
                 Series 1996A, 1.080%, 11/01/26 - AMBAC Insured+

          700   Puerto Rico Government Development Bank, Adjustable                                          A-1            700,000
                 Refunding Bonds, Variable Rate Demand Obligations,
                 Series 1985, 1.000%, 12/01/15 - MBIA Insured+
------------------------------------------------------------------------------------------------------------------------------------
$       2,000   Total Short-Term Investments (cost $2,000,000)                                                            2,000,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $447,772,044) - 151.7%                                                          454,570,397
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.4%                                                                      7,101,002
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (54.1)%                                                       (162,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  299,671,399
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates
                         (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.


                                       26


                            Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ)
                            Portfolio of
                                    INVESTMENTS June 30, 2004
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 4.4%

$       3,395   Tobacco Settlement Financing Corporation, New Jersey,                 6/12 at 100.00         BBB     $    2,919,666
                 Tobacco Settlement Asset-Backed Bonds, Series 2002,
                 5.750%, 6/01/32

                Tobacco Settlement Financing Corporation, New Jersey,
                Tobacco Settlement Asset-Backed Bonds, Series 2003:
        3,520    6.125%, 6/01/24                                                      6/13 at 100.00         BBB          3,179,299
        2,250    6.375%, 6/01/32                                                      6/13 at 100.00         BBB          2,044,013


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 15.0%

                New Jersey Higher Education Assistance Authority, Student
                Loan Revenue Bonds, Series 2000A:
        2,510    5.700%, 6/01/08 (Alternative Minimum Tax) - MBIA Insured               No Opt. Call         AAA          2,616,299
        1,670    6.000%, 6/01/15 (Alternative Minimum Tax) - MBIA Insured             6/10 at 101.00         AAA          1,749,692

          750   Middlesex County Improvement Authority, New Jersey, George            8/14 at 100.00        Baa1            719,250
                 Street Student Housing Revenue Bonds, Series 2004A,
                 5.000%, 8/15/35

        3,075   New Jersey Economic Development Authority, Revenue Bonds,               No Opt. Call         N/R          3,235,546
                 Yeshiva Ktana of Passaic Project, Series 1993,
                 8.000%, 9/15/18

          420   New Jersey Educational Facilities Authority, Revenue Bonds,           7/04 at 100.00          A-            421,701
                 Trenton State College Issue, Series 1976D, 6.750%, 7/01/08

          500   New Jersey Educational Facilities Authority, Revenue Bonds,           7/13 at 100.00           A            464,950
                 Fairleigh Dickinson University, Series 2002D,
                 5.250%, 7/01/32 - ACA Insured

        1,000   New Jersey Educational Facilities Authority, Revenue Bonds,           7/13 at 100.00         AAA          1,034,240
                 Rowan University, Series 2003I, 5.125%, 7/01/21 -
                 FGIC Insured

        1,245   New Jersey Educational Facilities Authority, Revenue Bonds,           7/14 at 100.00         AAA          1,308,657
                 Montclair State University, Series 2004L, 5.125%, 7/01/19 -
                 MBIA Insured

                New Jersey Educational Facilities Authority, Revenue Bonds,
                Ramapo College, Series 2004H:
        1,640    5.000%, 7/01/18 - FGIC Insured                                       7/14 at 100.00         AAA          1,716,900
        1,040    5.000%, 7/01/23 - FGIC Insured                                       7/14 at 100.00         AAA          1,057,607

                New Jersey Educational Facilities Authority, Revenue Bonds, New
                Jersey Institute of Technology, Series 2004B:
        1,375    5.000%, 7/01/18 - AMBAC Insured                                      1/14 at 100.00         AAA          1,436,875
          725    5.000%, 7/01/19 - AMBAC Insured                                      1/14 at 100.00         AAA            753,065
        1,530    4.750%, 7/01/20 - AMBAC Insured                                      1/14 at 100.00         AAA          1,541,062
        1,125    4.250%, 7/01/24 - AMBAC Insured                                      1/14 at 100.00         AAA          1,003,118

          300   New Jersey Educational Facilities, Revenue Bonds, Rider               7/14 at 100.00          AA            310,500
                 University, Series 2004A, 5.500%, 7/01/23

          300   New Jersey Educational Facilities Authority, Revenue Bonds,           7/14 at 100.00         N/R            293,769
                 Fairleigh Dickinson University, Series 2004C, 5.500%, 7/01/23
                 (WI, settling 7/14/04)

          330   New Jersey Higher Education Assistance Authority, Student             7/04 at 100.00          A+            330,495
                 Loan Revenue Bonds, New Jersey Class  Loan Program,
                 Series 1992A, 6.125%, 7/01/09 (Alternative Minimum Tax)

        2,840   New Jersey Higher Education Assistance Authority, Student             6/09 at 101.00         AAA          2,950,022
                 Loan Revenue Bonds, Series 1999A, 5.250%, 6/01/18
                 (Alternative Minimum Tax) - MBIA Insured

        2,025   University of Medicine and Dentistry, New Jersey, Certificates        4/13 at 100.00         AAA          2,073,337
                 of Participation, Series 2003, 5.000%, 4/15/21 -
                 AMBAC Insured

        2,750   University of Medicine and Dentistry, New Jersey, Revenue            12/12 at 100.00         AAA          2,747,855
                 Bonds, Series 2002A, 5.000%, 12/01/31 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 11.9%

        3,500   New Jersey Health Care Facilities Financing Authority,                7/11 at 100.00          A3          3,560,690
                 Revenue Bonds, Kennedy Health System, Series 2001,
                 5.625%, 7/01/31

        1,710   New Jersey Health Care Facilities Financing Authority,                1/12 at 100.00          AA          1,711,590
                 Revenue Refunding Bonds, Bayshore Community Hospital,
                 Series 2002, 5.000%, 7/01/22 - RAAI Insured


                                       27


                            Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ) (continued)
                                   Portfolio of INVESTMENTS June 30, 2004
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE (continued)

$       1,130   New Jersey Health Care Facilities Financing Authority,                7/12 at 100.00           A     $    1,166,160
                 Revenue Refunding Bonds, Atlantic City Medical Center,
                 Series 2002, 5.750%, 7/01/25

        3,000   New Jersey Health Care Facilities Financing Authority,                7/12 at 100.00        Baa1          3,111,330
                 Revenue Bonds, South Jersey Hospital System, Series 2002,
                 5.875%, 7/01/21

        1,875   New Jersey Health Care Facilities Financing Authority,                7/13 at 100.00        Baa2          1,772,663
                 Revenue Bonds, Somerset Medical Center, Series 2003,
                 5.500%, 7/01/33

          500   New Jersey Health Care Facilities Financing Authority,                7/10 at 101.00        BBB-            548,915
                 Revenue Bonds, Trinitas Hospital Obligated Group,
                 Series 2000, 7.500%, 7/01/30

        2,900   New Jersey Health Care Facilities Financing Authority,                1/10 at 101.00          A2          2,988,740
                 Revenue Bonds, Hackensack University Medical Center,
                 Series 2000, 6.000%, 1/01/34

        2,000   New Jersey Health Care Facilities Financing Authority,                7/10 at 100.00         AAA          2,186,820
                 Revenue Bonds, Society of the Valley Hospital Obligated
                 Group, Series 2000, 5.750%, 7/01/15 - AMBAC Insured

        1,800   New Jersey Health Care Facilities Financing Authority,                7/09 at 101.00         AAA          1,973,034
                 Revenue Bonds, Meridian Health System Obligated Group,
                 Series 1999, 5.625%, 7/01/12 - FSA Insured

        2,900   Puerto Rico Industrial, Medical, Educational and Environmental       12/04 at 102.50        Baa1          2,936,134
                 Pollution Control Facilities Financing Authority, Adjustable
                 Rate Industrial Revenue Bonds, American Home Products
                 Corporation, Series 1983A, 5.100%, 12/01/18


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 6.0%

          340   Essex County Improvement Authority, New Jersey, FNMA                 11/12 at 100.00         Aaa            333,652
                 Enhanced Multifamily Revenue Bonds, Mount Carmel
                 Towers, Series 2002, 4.750%, 11/01/22 (Alternative
                 Minimum Tax)

          655   Long Branch Housing Finance Corporation New Jersey,                  10/04 at 100.00         N/R            658,733
                 Housing Revenue Bonds, Washington Manor Associates
                 Ltd. Section 8 Assisted Elderly Project, Series 1980,
                 10.000%, 10/01/11

        2,875   New Jersey Housing and Mortgage Finance Agency,                       5/05 at 102.00         AAA          2,964,700
                 Multifamily Housing Revenue Bonds, Series 1995A,
                 6.000%, 11/01/14 - AMBAC Insured

        7,000   New Jersey Housing and Mortgage Finance Agency,                      11/07 at 101.50         AAA          7,084,700
                 Multifamily Housing Revenue Bonds, Series 1997A,
                 5.550%, 5/01/27 (Alternative Minimum Tax) -
                 AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 3.2%

        1,000   New Jersey Housing and Mortgage Finance Agency,                      10/05 at 101.50         AAA          1,027,890
                 Home Buyer Program Revenue Bonds, Series 1995O,
                 6.300%, 10/01/23 (Alternative Minimum Tax) - MBIA Insured

                New Jersey Housing and Mortgage Finance Agency, Home Buyer
                Program Revenue Bonds, Series 1997U:
        1,965    5.700%, 10/01/14 (Alternative Minimum Tax) - MBIA Insured           10/07 at 101.50         AAA          2,052,757
        1,325    5.850%, 4/01/29 (Alternative Minimum Tax) - MBIA Insured            10/07 at 101.50         AAA          1,362,617

        1,000   New Jersey Housing and Mortgage Finance Agency,                      10/08 at 101.50         AAA          1,009,060
                 Home Buyer Program Revenue Bonds, Series 1998X,
                 5.350%, 4/01/29 (Alternative Minimum Tax) - MBIA Insured

          500   New Jersey Housing and Mortgage Finance Agency,                         No Opt. Call         AAA            512,865
                 Home Buyer Program Revenue Bonds, Series 2000CC,
                 4.600%, 10/01/09 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS - 0.5%

        1,000   New Jersey Economic Development Authority, Revenue                      No Opt. Call        Baa3            996,110
                 Refunding Bonds, Kapkowski Road Landfill Project,
                 Series 2002, 5.750%, 10/01/21


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 0.4%

          750   New Jersey Economic Development Authority, First Mortgage            11/14 at 100.00         N/R            722,010
                 Revenue Bonds, Winchester Gardens at Wards Homestead,
                 Series 2004A, 5.800%, 11/01/31


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 13.6%

        2,460   Freehold Regional High School District, Monmouth County                 No Opt. Call         AAA          2,625,484
                 Board of Education, New Jersey, School District Refunding
                 Bonds, Series 2001, 5.000%, 3/01/17 - FGIC Insured

        1,500   Jersey City, New Jersey, General Obligation Public                    9/11 at 102.00         AAA          1,544,940
                 Improvement Bonds, Series 2003B, 5.000%, 9/01/20 -
                 FSA Insured

        1,170   Jersey City, New Jersey, General Obligation Improvement                 No Opt. Call         AAA          1,286,263
                 Bonds, Series 2002A, 5.250%, 3/01/13 - AMBAC Insured


                                       28

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       2,000   Manalapan-Englishtown Regional Board of Education,                   10/13 at 100.00         AAA     $    2,012,220
                 New Jersey, General Obligation Bonds, Series 2003,
                 5.000%, 10/01/27 - MBIA Insured

                New Jersey, General Obligation Bonds, Series 1992D:
        2,580    6.000%, 2/15/11                                                        No Opt. Call          AA          2,940,813
        1,560    6.000%, 2/15/13                                                        No Opt. Call          AA          1,796,059

        4,000   Passaic County, New Jersey, General Improvement Refunding               No Opt. Call         AAA          4,397,920
                  Bonds, Series 1993, 5.125%, 9/01/12 - FGIC Insured

                Stafford Township Board of Education, Ocean County, New Jersey,
                General Obligation Bonds, Series 2003:
        1,350    5.250%, 1/15/18 - FSA Insured                                        1/12 at 100.00         Aaa          1,427,828
        1,100    5.250%, 1/15/19 - FSA Insured                                        1/12 at 100.00         Aaa          1,157,629

        2,085   Washington Township Board of Education, Gloucester County,            2/13 at 100.00         Aaa          2,220,358
                 New Jersey, General Obligation Bonds, Series 2004,
                 5.000%, 2/01/15 - MBIA Insured

        1,780   West Deptford Township, New Jersey, General Obligation                9/14 at 100.00         Aaa          1,837,174
                 Bonds, Series 2004, 4.750%, 9/01/17 - AMBAC Insured

        1,800   Woodbridge Township, Middlesex County, New Jersey,                    7/09 at 102.00         Aaa          1,887,102
                 Sewer Utility Bonds, Series 1999, 5.300%, 7/01/20 -
                 FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 34.6%

                Bergen County Improvement Authority, New Jersey, Guaranteed
                Lease Revenue Bonds, County Administration Complex Project,
                Series 2003:
        1,000    4.500%, 11/15/12                                                       No Opt. Call         Aaa          1,059,190
        1,200    5.000%, 11/15/17                                                    11/13 at 100.00         Aaa          1,276,368
        1,145    5.000%, 11/15/18                                                    11/13 at 100.00         Aaa          1,209,990

        1,155   Ocean County, New Jersey, Brick Township Municipal Utilities         12/12 at 100.00         Aaa          1,228,008
                 Authority, Revenue Bonds, Series 2002, 5.250%, 12/01/18 -
                 FGIC Insured

        2,225   Essex County Improvement Authority, New Jersey, General              10/13 at 100.00         Aaa          2,224,510
                 Obligation Lease Revenue Bonds, Correctional Facilities
                 Project, Series 2003A, 5.000%, 10/01/28 - FGIC Insured

        5,515   Essex County Improvement Authority, New Jersey, Lease                12/13 at 100.00         Aaa          5,771,558
                 Revenue Bonds, Series 2003, 5.125%, 12/15/19 - FSA Insured

                Garden State Preservation Trust, New Jersey, Open Space and
                Farmland Preservation Bonds, Series 2003A:
        1,200    5.250%, 11/01/19 - FSA Insured                                      11/13 at 100.00         AAA          1,274,976
        1,750    5.000%, 11/01/20 - FSA Insured                                      11/13 at 100.00         AAA          1,805,895
        1,965    5.000%, 11/01/21 - FSA Insured                                      11/13 at 100.00         AAA          2,014,243

        1,000   Hudson County Improvement Authority, New Jersey,                      1/08 at 101.50         AAA          1,027,540
                 Utility System Revenue Bonds, Harrison Franchise Acquisition
                 Project, Series 1997, 5.350%, 1/01/27 - FSA Insured

                Middlesex County Improvement Authority, New Jersey, County
                Guaranteed Open Space Trust Fund Revenue Bonds, Series 2003:
        1,000    5.250%, 9/15/16                                                      9/13 at 100.00         AAA          1,079,040
        1,705    5.250%, 9/15/17                                                      9/13 at 100.00         AAA          1,831,682
        1,000    5.250%, 9/15/21                                                      9/13 at 100.00         AAA          1,049,420

        2,720   New Jersey Health Care Facilities Financing Authority,                9/13 at 100.00         AA-          2,683,062
                 Lease Revenue Bonds, Department of Human Services -
                 Greystone Park Psychiatric Hospital, Series 2003,
                 5.000%, 9/15/25

          500   New Jersey Economic Development Authority, School                     6/11 at 100.00         AAA            527,155
                 Facilities Construction Bonds, Series 2001A, 5.250%, 6/15/19 -
                 AMBAC Insured

                New Jersey Economic Development Authority, School
                Facilities Construction Financing Act Bonds, Series 2002C:
        3,000    5.000%, 6/15/15 - MBIA Insured                                       6/12 at 100.00         AAA          3,172,320
        2,000    5.000%, 6/15/20 - MBIA Insured                                       6/12 at 100.00         AAA          2,056,120

        3,425   New Jersey Economic Development Authority, School                     6/13 at 100.00         AAA          3,590,701
                 Facilities Construction Bonds, Series 2003F,
                 5.250%, 6/15/21 - FGIC Insured

        2,500   New Jersey Economic Development Authority, School                     9/13 at 100.00         AAA          2,578,700
                 Facilities Construction Bonds, Series 2004G,
                 5.000%, 9/01/20 - AMBAC Insured


                                       29


                            Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ) (continued)
                                   Portfolio of INVESTMENTS June 30, 2004
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       1,500   New Jersey Sports and Exposition Authority, Convention                  No Opt. Call         AAA     $    1,640,010
                 Center Luxury Tax Bonds, Series 2004, 5.500%, 3/01/22 -
                 MBIA Insured

        1,000   New Jersey Educational Facilities Authority, Revenue Bonds,           9/12 at 100.00         AAA          1,055,980
                 Higher Education Capital Improvement Bonds, Fund Issue,
                 Series 2002A, 5.250%, 9/01/19 - AMBAC Insured

        3,000   New Jersey Transit Corporation, Certificates of Participation,          No Opt. Call         AAA          3,325,620
                 Federal Transit Administration Grants, Series 2002A,
                 5.500%, 9/15/14 - AMBAC Insured

        5,000   New Jersey Transportation Trust Fund Authority, Transportation        6/05 at 102.00         AAA          5,200,100
                 System Bonds, Series 1995A, 5.000%, 6/15/15 - MBIA Insured

        2,000   New Jersey Transportation Trust Fund Authority, Transportation        6/13 at 100.00         AA-          2,163,700
                 System Bonds, Series 2003C, 5.500%, 6/15/18

        7,500   Puerto Rico Municipal Finance Agency, Series 1999A,                   8/09 at 101.00         AAA          8,213,325
                 5.500%, 8/01/17 - FSA Insured

        1,000   Stony Brook Regional Sewer Authority, Princeton, New Jersey,            No Opt. Call         Aa2          1,118,140
                 Revenue Refunding Bonds, Series 1993B, 5.450%, 12/01/12

        1,200   Trenton Parking Authority, Mercer County, New Jersey,                10/13 at 100.00         Aaa          1,209,192
                 Guaranteed Parking System Revenue Bonds, Series 2003,
                 5.000%, 10/01/24 - FGIC Insured

        2,445   Union County, New Jersey, Improvement Authority General               6/13 at 100.00         Aa1          2,477,543
                 Obligation Lease Revenue Bonds, Series 2003,
                 5.000%, 6/15/23


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 25.9%

        5,000   Delaware River Port Authority, New Jersey and Pennsylvania,           1/08 at 101.00         AAA          5,129,750
                 Port District Project Bonds, Series 1998B, 5.000%, 1/01/19 -
                 MBIA Insured

        2,495   New Jersey Turnpike Authority, Revenue Bonds, Series 2000A,           1/10 at 100.00         AAA          2,593,852
                 5.500%, 1/01/25 - MBIA Insured

        5,750   New Jersey Turnpike Authority, Revenue Bonds, Series 2003A,           7/13 at 100.00         AAA          5,963,038
                 5.000%, 1/01/19 - FGIC Insured

                New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
        1,830    6.500%, 1/01/16                                                        No Opt. Call           A          2,148,109
          465    6.500%, 1/01/16 - AMBAC Insured                                        No Opt. Call         AAA            549,081
          760    6.500%, 1/01/16 - MBIA Insured                                         No Opt. Call         AAA            902,781

          750   Newark Housing Authority, New Jersey, Marine Terminal                 1/14 at 100.00         AAA            785,130
                 Revenue Bonds, Series 2004, 5.250%, 1/01/21 - MBIA Insured

        1,500   The Port Authority of New York and New Jersey, Consolidated           7/06 at 101.00         AA-          1,605,060
                 Revenue Bonds, One Hundred Sixth Series 1996,
                 6.000%, 7/01/16 (Alternative Minimum Tax)

        2,500   The Port Authority of New York and New Jersey, Consolidated           6/05 at 101.00         AAA          2,597,000
                 Revenue Bonds, One Hundredth Series 1995,
                 5.750%, 12/15/20 - FGIC Insured

        2,000   The Port Authority of New York and New Jersey, Consolidated           4/12 at 101.00         AAA          1,982,640
                 Revenue Bonds, One Hundred Twenty-Fifth Series 2002,
                 5.000%, 4/15/32 - FSA Insured

                The Port Authority of New York and New Jersey, Special Project
                Bonds, JFK International Air Terminal LLC, Sixth Series 1997:
       10,000    5.750%, 12/01/22 (Alternative Minimum Tax) - MBIA Insured           12/07 at 102.00         AAA         10,630,000
       11,000    5.750%, 12/01/25 (Alternative Minimum Tax) - MBIA Insured           12/07 at 100.00         AAA         11,479,380

        1,435   South Jersey Transportation Authority, New Jersey,                   11/09 at 101.00         AAA          1,470,143
                 Transportation System Revenue Bonds, Series 1999,
                 5.125%, 11/01/22 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 15.2%

        4,655   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            7/10 at 100.00         AAA          5,008,501
                 Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
                 (Pre-refunded to 7/01/10)

        2,250   New Jersey Building Authority, State Building Revenue Bonds,          6/10 at 100.00      AA-***          2,458,463
                 Series 2000A, 5.125%, 6/15/20 (Pre-refunded to 6/15/10)

        2,500   New Jersey Educational Facilities Authority, Revenue Bonds,           7/10 at 100.00         AAA          2,785,050
                 Princeton University, Series 2000E, 5.500%, 7/01/17
                 (Pre-refunded to 7/01/10)

        2,000   New Jersey Transit Corporation, Certificates of Participation,        9/09 at 100.00         AAA          2,264,540
                 Federal Transit Administration Grants, Series 2000A,
                 6.125%, 9/15/15 (Pre-refunded to 9/15/09) - AMBAC Insured

        2,025   New Jersey Transportation Trust Fund Authority, Transportation       12/11 at 100.00         AAA          2,339,948
                 System Bonds, Series 2001B, 6.000%, 12/15/19
                 (Pre-refunded to 12/15/11) - MBIA Insured


                                       30

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (continued)

$         115   New Jersey Transportation Trust Fund Authority, Transportation        6/05 at 102.00         AAA     $      121,516
                 System Bonds, Series 1995A, 5.500%, 6/15/12 (Pre-refunded
                 to 6/15/05) - MBIA Insured

                New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
        6,590    6.500%, 1/01/16                                                        No Opt. Call        A***          7,781,604
        1,760    6.500%, 1/01/16 - AMBAC Insured                                        No Opt. Call         AAA          2,078,243
        2,745    6.500%, 1/01/16 - MBIA Insured                                         No Opt. Call         AAA          3,241,351


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 2.3%

        2,095   Camden County Pollution Control Financing Authority,                 12/04 at 100.00          B2          2,014,678
                 New Jersey, Solid Waste Disposal and Resource Recovery
                 System Revenue Bonds, Series 1991D, 7.250%, 12/01/10

        2,000   Puerto Rico Electric Power Authority, Power Revenue Refunding         7/09 at 101.50         AAA          2,181,200
                 Bonds, Series 1999FF, 5.250%, 7/01/13 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 14.4%

                Bayonne Municipal Utilities Authority, New Jersey, Water
                System Revenue Refunding Bonds, Series 2003A:
        1,450    5.000%, 4/01/19 - XLCA Insured                                       4/13 at 100.00         Aaa          1,496,052
        1,250    5.000%, 4/01/24 - XLCA Insured                                       4/13 at 100.00         Aaa          1,258,275

        1,000   Jersey City Sewer Authority, Hudson County, New Jersey,                 No Opt. Call         AAA          1,169,950
                 Sewer Revenue Refunding Bonds, Series 1993,
                 6.250%, 1/01/14 - AMBAC Insured

        3,100   New Jersey Economic Development Authority, Water Facilities           9/04 at 102.00         AAA          3,162,279
                 Revenue Refunding Bonds, Hackensack Water Company,
                 Series 1994B, 5.900%, 3/01/24 (Alternative Minimum Tax) -
                 MBIA Insured

        6,950   New Jersey Environmental Infrastructure Trust, Environmental          9/11 at 101.00         AAA          7,024,296
                 Infrastructure Bonds, Series 2001A, 4.750%, 9/01/20

        7,000   North Hudson Sewer Authority, New Jersey, Sewer Revenue               8/06 at 101.00         AAA          7,102,620
                 Bonds, Series 1996, 5.125%, 8/01/22 - FGIC Insured

        3,500   North Hudson Sewer Authority, New Jersey, Sewer Revenue               8/12 at 100.00         Aaa          3,694,355
                 Refunding Bonds, Series 2002A, 5.250%, 8/01/19 -
                 FGIC Insured

        1,500   Wanaque Valley Regional Sewer Authority, Passaic County,                No Opt. Call         AAA          1,698,311
                 New Jersey, Sewer Revenue Refunding Bonds, Series 1993B,
                 5.750%, 9/01/18 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
$     260,045   Total Long-Term Investments (cost $263,466,248) - 147.4%                                                272,304,162
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.2%                                                                      4,048,772
------------------------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (49.6)%                                                        (91,600,000)
------------------------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  184,752,934
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates
                         (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.

                                       31


                            Nuveen New Jersey Dividend Advantage Municipal Fund (NXJ)
                            Portfolio of
                                    INVESTMENTS June 30, 2004
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER DISCRETIONARY - 0.3%

$         250   New Jersey Economic Development Authority, Industrial                 4/06 at 102.00         Ba3     $      253,028
                 Development Revenue Refunding Bonds, Newark Airport
                 Marriott Hotel Project, Series 1996, 7.000%, 10/01/14


------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 4.1%

          970   Tobacco Settlement Financing Corporation, New Jersey,                 6/12 at 100.00         BBB            834,190
                 Tobacco Settlement Asset-Backed Bonds, Series 2002,
                 5.750%, 6/01/32

                Tobacco Settlement Financing Corporation, New Jersey,
                Tobacco Settlement Asset-Backed Bonds, Series 2003:
        2,240    6.125%, 6/01/24                                                      6/13 at 100.00         BBB          2,023,190
        1,125    6.375%, 6/01/32                                                      6/13 at 100.00         BBB          1,022,006


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 18.5%

        1,500   New Jersey Educational Facilities Authority, Revenue Bonds,           7/11 at 101.00         AAA          1,498,890
                 Rowan College, Series 2001C, 5.000%, 7/01/31 - FGIC Insured

          200   New Jersey Educational Facilities Authority, Revenue Refunding        7/11 at 100.00         AAA            213,626
                 Bonds, Seton Hall University Project, Series 2001A,
                 5.250%, 7/01/16 - AMBAC Insured

                New Jersey Educational Facilities Authority, Revenue Refunding
                Bonds, Seton Hall University Project, Series 2001G:
        3,820    4.875%, 7/01/21 - AMBAC Insured                                      7/11 at 100.00         AAA          3,851,553
        1,600    5.000%, 7/01/26 - AMBAC Insured                                      7/11 at 100.00         AAA          1,604,208

        1,000   New Jersey Educational Facilities Authority, Revenue Bonds,           7/11 at 100.00         AAA          1,060,390
                 New Jersey Institute of Technology, Series 2001G,
                 5.250%, 7/01/18 - MBIA Insured

          300   New Jersey Educational Facilities Authority, Revenue Refunding        7/12 at 100.00          AA            308,262
                 Bonds, Rider University, Series 2002A, 5.000%, 7/01/17 -
                 RAAI Insured

          750   New Jersey Educational Facilities Authority, Revenue Bonds,           7/14 at 100.00         AAA            777,937
                 Montclair State University, Series 2004L, 5.125%, 7/01/21 -
                 MBIA Insured

          630   New Jersey Educational Facilities Authority, Revenue Bonds,           7/14 at 100.00         AAA            662,212
                 William Paterson University, Series 2004A, 5.125%, 7/01/19
                 (DD, settling 7/01/04) - FGIC Insured

        1,000   New Jersey Educational Facilities Authority, Revenue Bonds,           1/14 at 100.00         AAA          1,025,480
                 New Jersey Institute of Technology, Series 2004B,
                 5.000%, 7/01/21 (DD, settling 7/01/04) - AMBAC Insured

          250   New Jersey Educational Facilities Authority, Revenue Bonds,           7/14 at 100.00         N/R            244,808
                 Fairleigh Dickinson University, Series 2004C, 5.500%, 7/01/23
                 (WI, settling 7/14/04)

                Puerto Rico Industrial, Tourist, Educational, Medical, and
                Environmental Control Facilities Financing Authority, Higher
                Education Revenue Bonds, University of the Sacred Heart, Series 2001:
        2,000    5.250%, 9/01/21                                                      9/11 at 100.00         BBB          2,022,460
        2,000    5.250%, 9/01/31                                                      9/11 at 100.00         BBB          1,962,940

          500   Puerto Rico Industrial, Tourist, Educational, Medical and            12/12 at 101.00         BBB            489,240
                 Environmental Control Facilities Financing Authority, Higher
                 Education Revenue Refunding Bonds, Ana G. Mendez
                 University System, Series 2002, 5.500%, 12/01/31

        1,905   University of Puerto Rico, University System Revenue Bonds,           6/05 at 101.50         AAA          1,929,308
                 Series 1995M, 5.250%, 6/01/25 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                ENERGY - 1.1%

        1,000   Virgin Islands Government Refinery Facilities, Senior Secured         1/13 at 100.00        BBB-          1,060,230
                 Revenue Bonds, Hovensa LLC Coker Project, Series 2002,
                 6.500%, 7/01/21 (Alternative Minimum Tax)


                                       32

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 27.0%

$       3,500   New Jersey Health Care Facilities Financing Authority, Revenue        7/11 at 100.00          A3     $    3,560,690
                 Bonds, Kennedy Health System, Series 2001, 5.625%, 7/01/31

        1,350   New Jersey Health Care Facilities Financing Authority, Revenue        7/12 at 100.00        Baa1          1,400,099
                 Bonds, South Jersey Hospital System, Series 2002,
                 5.875%, 7/01/21

        1,000   New Jersey Health Care Facilities Financing Authority, Revenue        7/13 at 100.00        Baa2            945,420
                 Bonds, Somerset Medical Center, Series 2003,
                 5.500%, 7/01/33

        1,100   New Jersey Health Care Facilities Financing Authority,                  No Opt. Call         AAA          1,175,537
                 Revenue Bonds, Kennedy Health System Obligated Group,
                 Series 1998B, 5.750%, 7/01/06 - MBIA Insured

          500   New Jersey Health Care Facilities Financing Authority, Revenue        7/10 at 101.00        BBB-            548,915
                 Bonds, Trinitas Hospital Obligated Group, Series 2000,
                 7.500%, 7/01/30

                New Jersey Health Care Facilities Financing Authority, Revenue
                Bonds, Robert Wood Johnson University Hospital, Series 2000:
        3,000    5.750%, 7/01/25                                                      7/10 at 100.00          A+          3,133,620
       12,000    5.750%, 7/01/31                                                      7/10 at 100.00          A+         12,483,840

        2,500   New Jersey Health Care Facilities Financing Authority,                7/09 at 101.00          A2          2,510,750
                 Revenue Refunding Bonds, Burdette Tomlin Memorial
                 Hospital, Series 1999, 5.500%, 7/01/29


------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS - 0.2%

          145   New Jersey Economic Development Authority, District Heating             No Opt. Call         N/R            145,206
                 and Cooling Revenue Bonds, Trigen-Trenton Project,
                 Series 1993B, 6.100%, 12/01/04 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.7%

                New Jersey Economic Development Authority, Revenue Bonds,
                Masonic Charity Foundation of New Jersey, Series 2001:
        1,000    6.000%, 6/01/25                                                      6/11 at 102.00          A+          1,079,690
          335    5.500%, 6/01/31                                                      6/11 at 102.00          A+            343,405

          250   New Jersey Economic Development Authority, First Mortgage            11/14 at 100.00         N/R            240,670
                 Revenue Bonds, Winchester Gardens at Wards Homestead,
                 Series 2004A, 5.800%, 11/01/31


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 9.8%

                Hamilton Township, Mercer County Board of Education, New Jersey,
                General Obligation Bonds, Series 2001:
        1,850    4.750%, 8/15/18 - FSA Insured                                        8/10 at 100.00         AAA          1,882,856
        1,630    4.750%, 8/15/19 - FSA Insured                                        8/10 at 100.00         AAA          1,651,956

                Puerto Rico, Public Improvement General Obligation Refunding
                Bonds, Series 2001:
        3,500    5.250%, 7/01/27 - FSA Insured                                        7/11 at 100.00         AAA          3,742,865
        2,000    5.125%, 7/01/30 - FSA Insured                                        7/11 at 100.00         AAA          2,121,200


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 21.6%

        1,745   Burlington County Bridge Commission, New Jersey, Guaranteed          12/13 at 100.00         AAA          1,822,914
                 Pooled Loan Bonds, Series 2003, 5.000%, 12/01/18 -
                 MBIA Insured

           50   Essex County Improvement Authority, New Jersey, General              10/10 at 100.00         Aaa             54,958
                 Obligation Guaranteed Lease Revenue Bonds, County
                 Correctional Facility Project, Series 2000, 6.000%, 10/01/25 -
                 FGIC Insured

        2,000   Essex County Improvement Authority, New Jersey, Lease                   No Opt. Call         Aaa          2,170,540
                 Revenue Bonds, Series 2003, 5.000%, 12/15/12 - FSA Insured

                Garden State Preservation Trust, New Jersey, Open Space and
                Farmland Preservation Bonds, Series 2003A:
          550    5.250%, 11/01/19 - FSA Insured                                      11/13 at 100.00         AAA            584,364
          900    5.000%, 11/01/20 - FSA Insured                                      11/13 at 100.00         AAA            928,746
        1,015    5.000%, 11/01/21 - FSA Insured                                      11/13 at 100.00         AAA          1,040,436

                New Jersey Economic Development Authority, School Facilities
                Construction Bonds, Series 2001A:
        2,000    5.250%, 6/15/19 - AMBAC Insured                                      6/11 at 100.00         AAA          2,108,620
        2,400    5.000%, 6/15/21 - AMBAC Insured                                      6/11 at 100.00         AAA          2,447,256

        1,500   New Jersey Economic Development Authority, School Facilities          6/12 at 100.00         AAA          1,586,160
                 Construction Financing Act Bonds, Series 2002C,
                 5.000%, 6/15/15 - MBIA Insured


                                       33


                            Nuveen New Jersey Dividend Advantage Municipal Fund (NXJ) (continued)
                                   Portfolio of INVESTMENTS June 30, 2004
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       1,000   New Jersey Economic Development Authority, School Facilities          6/13 at 100.00         AAA     $    1,048,380
                 Construction Bonds, Series 2003F, 5.250%, 6/15/21 -
                 FGIC Insured

        1,000   New Jersey Economic Development Authority, School Facilities          9/13 at 100.00         AAA          1,031,480
                 Construction Bonds, Series 2004G, 5.000%, 9/01/20 -
                 AMBAC Insured

        1,000   New Jersey Educational Facilities Authority, Revenue Bonds,           9/12 at 100.00         AAA          1,055,980
                 Higher Education Capital Improvement Bonds, Fund Issue,
                 Series 2002A, 5.250%, 9/01/19 - AMBAC Insured

        1,000   New Jersey Transit Corporation, Certificates of Participation,          No Opt. Call         AAA          1,108,540
                 Federal Transit Administration Grants, Series 2002A,
                 5.500%, 9/15/14 - AMBAC Insured

                New Jersey Transportation Trust Fund Authority, Transportation
                System Bonds, Series 2003C:
        1,000    5.500%, 6/15/17                                                      6/13 at 100.00         AA-          1,084,160
        1,000    5.500%, 6/15/18                                                      6/13 at 100.00         AA-          1,081,850

        1,500   Virgin Islands Public Finance Authority, Senior Lien Revenue         10/08 at 101.00          AA          1,547,775
                 Refunding Bonds, Matching Fund Loan Notes, Series 1998A,
                 5.500%, 10/01/18 - RAAI Insured


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 23.0%

        1,000   Delaware River and Bay Authority, Delaware and New Jersey,            1/13 at 100.00         AAA          1,063,760
                 Revenue Bonds, Series 2003, 5.250%, 1/01/18 - MBIA Insured

           35   Delaware River Port Authority, New Jersey and Pennsylvania,           1/06 at 102.00         AAA             36,221
                 Revenue Bonds, Series 1995, 5.500%, 1/01/26 - FGIC Insured

        1,800   New Jersey Economic Development Authority, Special                   11/10 at 101.00           B          1,399,338
                 Facilities Revenue Bonds, Continental Airlines, Inc.,
                 Series 2000, 7.000%, 11/15/30 (Alternative Minimum Tax)

        3,000   New Jersey Turnpike Authority, Revenue Bonds, Series 2003A,           7/13 at 100.00         AAA          3,111,150
                 5.000%, 1/01/19 - FGIC Insured

          375   Newark Housing Authority, New Jersey, Marine Terminal                 1/14 at 100.00         AAA            392,565
                 Revenue Bonds, Series 2004, 5.250%, 1/01/21 - MBIA Insured

        3,000   The Port Authority of New York and New Jersey, Consolidated           1/07 at 101.00         AAA          3,059,190
                 Revenue Bonds, One Hundred Ninth Series 1997, 5.375%, 1/15/32
                 - MBIA Insured

        3,500   The Port Authority of New York and New Jersey, Consolidated          10/07 at 101.00         AAA          3,532,445
                 Bonds, One Hundred Twentieth Series 2000, 5.500%, 10/15/35
                 (Alternative Minimum Tax) - MBIA Insured

        5,000   The Port Authority of New York and New Jersey, Special               12/07 at 102.00         AAA          5,315,000
                 Project Bonds, JFK International Air Terminal LLC, Sixth
                 Series 1997, 5.750%, 12/01/22 (Alternative Minimum Tax) -
                 MBIA Insured

        4,000   South Jersey Transportation Authority New Jersey,                    11/09 at 101.00         AAA          4,097,960
                 Transportation System Revenue Bonds, Series 1999,
                 5.125%, 11/01/22 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 15.9%

        5,215   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            7/10 at 100.00         AAA          5,938,060
                 Asset-Backed Bonds, Series 2000, 6.000%, 7/01/26
                 (Pre-refunded to 7/01/10)

        1,565   New Jersey Educational Facilities Authority, Revenue Bonds,           7/10 at 100.00         AAA          1,722,345
                 Princeton University, Series 2000E, 5.250%, 7/01/16
                 (Pre-refunded to 7/01/10)

        3,110   New Jersey Transportation Trust Fund Authority, Transportation        6/09 at 100.00      AA-***          3,371,271
                 System Bonds, Series 1998A, 5.000%, 6/15/17 (Pre-refunded
                 to 6/15/09)

        4,000   Puerto Rico Infrastructure Financing Authority, Special              10/10 at 101.00         AAA          4,193,200
                 Obligation Bonds, Series 2000A, 5.500%, 10/01/40


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 2.2%

        2,185   Camden County Pollution Control Financing Authority,                 12/04 at 100.00          B2          2,142,174
                 New Jersey, Solid Waste Disposal and Resource Recovery
                 System Revenue Bonds, Series 1991B, 7.500%, 12/01/09
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 24.0%

        4,635   New Jersey Economic Development Authority, Water Facilities           5/08 at 102.00         Aaa          4,712,080
                 Revenue Bonds, American Water Company, Series 1997B,
                 5.375%, 5/01/32 (Alternative Minimum Tax) - FGIC Insured

        7,000   New Jersey Economic Development Authority, Water Facilities           2/08 at 102.00         AAA          7,080,780
                 Revenue Bonds, Middlesex Water Company, Series 1998,
                 5.350%, 2/01/38 (Alternative Minimum Tax) - MBIA Insured

        2,500   New Jersey Economic Development Authority, Water Facilities           7/08 at 102.00         AAA          2,510,850
                 Revenue Bonds, American Water  Company, Series 1998A,
                 5.250%, 7/01/38 (Alternative Minimum Tax) - FGIC Insured


                                       34

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       2,775   New Jersey Environmental Infrastructure Trust, Environmental          9/08 at 101.00         AAA     $    2,778,552
                 Infrastructure Bonds, Series 1998A, 4.500%, 9/01/18

       15,840   North Hudson Sewer Authority, New Jersey, Sewer Revenue                 No Opt. Call         Aaa          5,918,617
                 Refunding Bonds, Series 2001A, 0.000%, 8/01/23 -
                 MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
$     148,895   Total Long-Term Investments (cost $140,353,684) - 149.4%                                                142,888,394
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.8%                                                                        762,445
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (50.2)%                                                        (48,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $   95,650,839
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates
                         (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (DD) Security purchased on a delayed delivery basis.

                    (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.


                                       35


                            Nuveen New Jersey Dividend Advantage Municipal Fund 2 (NUJ)
                            Portfolio of
                                    INVESTMENTS June 30, 2004
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER DISCRETIONARY - 1.9%

$       1,250   New Jersey Economic Development Authority, Industrial                 4/06 at 102.00         Ba3     $    1,265,138
                 Development Revenue Refunding Bonds, Newark Airport
                 Marriott Hotel Project, Series 1996, 7.000%, 10/01/14


------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 5.3%

        1,090   Tobacco Settlement Financing Corporation, New Jersey,                 6/12 at 100.00         BBB            937,389
                 Tobacco Settlement Asset-Backed Bonds, Series 2002,
                 5.750%, 6/01/32

                Tobacco Settlement Financing Corporation, New Jersey, Tobacco
                Settlement Asset-Backed Bonds, Series 2003:
        1,600    6.125%, 6/01/24                                                      6/13 at 100.00         BBB          1,445,136
        1,250    6.375%, 6/01/32                                                      6/13 at 100.00         BBB          1,135,563


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 15.6%

        1,000   Bergen County Improvement Authority, New Jersey, Revenue              9/12 at 101.00         N/R          1,011,510
                 Bonds, Yeshiva Ktana of Passaic Project, Series 2002,
                 6.000%, 9/15/27

        1,090   New Jersey Educational Facilities Authority, Revenue Refunding        7/12 at 100.00          AA          1,120,019
                 Bonds, Rider University, Series 2002A, 5.000%, 7/01/17 -
                 RAAI Insured

        3,000   New Jersey Educational Facilities Authority, Revenue Bonds,           7/12 at 100.00         AAA          3,036,840
                 College of New Jersey Project, Series 2002C,
                 4.750%, 7/01/19 - FGIC Insured

          500   New Jersey Educational Facilities Authority, Revenue Bonds,           7/14 at 100.00         AAA            525,565
                 William Paterson University, Series 2004A, 5.125%, 7/01/19
                 (DD, settling 7/01/04) - FGIC Insured

          575   New Jersey Educational Facilities Authority, Revenue Bonds,           1/14 at 100.00         AAA            589,651
                 New Jersey Institute of Technology, Series 2004B,
                 5.000%, 7/01/21 (DD, settling 7/01/04) - AMBAC Insured

          200   New Jersey Educational Facilities Authority, Revenue Bonds,           7/14 at 100.00         N/R            195,846
                 Fairleigh Dickinson University, Series 2004C, 5.500%, 7/01/23
                 (WI, settling 7/14/04)

        2,000   Puerto Rico Industrial, Tourist, Educational, Medical and             2/09 at 101.00         BBB          2,027,560
                 Environmental Control Facilities Financing Authority,
                 Higher Education Revenue Bonds, Ana G. Mendez University
                 System, Series 1999, 5.375%, 2/01/19

        1,790   University of Medicine and Dentistry, New Jersey, Revenue            12/12 at 100.00         AAA          1,788,604
                 Bonds, Series 2002A, 5.000%, 12/01/31 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                ENERGY - 1.6%

        1,000   Virgin Islands Government Refinery Facilities, Senior Secured         1/13 at 100.00        BBB-          1,060,230
                 Revenue Bonds, Hovensa LLC Coker Project, Series 2002,
                 6.500%, 7/01/21 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 25.2%

        1,500   New Jersey Health Care Facilities Financing Authority,                7/07 at 102.00        BBB-          1,429,125
                 Revenue Refunding Bonds, St. Elizabeth Hospital Obligated
                 Group, Series 1997, 6.000%, 7/01/27

                New Jersey Health Care Facilities Financing Authority,
                FHA-Insured Mortgage Revenue Bonds, Jersey City Medical Center,
                Series 2001:
          500    5.000%, 8/01/31 - AMBAC Insured                                      8/11 at 100.00         AAA            503,060
        1,925    5.000%, 8/01/41 - AMBAC Insured                                      8/11 at 100.00         AAA          1,893,950

        1,150   New Jersey Health Care Facilities Financing Authority,                1/12 at 100.00          AA          1,137,350
                 Revenue Refunding Bonds, Bayshore Community Hospital,
                 Series 2002, 5.125%, 7/01/32 - RAAI Insured

        1,000   New Jersey Health Care Facilities Financing Authority,                7/12 at 101.00        BBB-          1,034,840
                 Revenue Bonds, Palisades Medical Center of New York -
                 Presbyterian Healthcare System, Series 2002, 6.625%, 7/01/31

        2,500   New Jersey Health Care Facilities Financing Authority,                7/12 at 100.00           A          2,580,000
                 Revenue Refunding Bonds, Atlantic City Medical Center,
                 Series 2002, 5.750%, 7/01/25

        1,250   New Jersey Health Care Facilities Financing Authority,                7/12 at 100.00        Baa1          1,296,388
                 Revenue Bonds, South Jersey Hospital System, Series 2002,
                 5.875%, 7/01/21

          500   New Jersey Health Care Facilities Financing Authority,                7/13 at 100.00        Baa2            472,710
                 Revenue Bonds, Somerset Medical Center, Series 2003,
                 5.500%, 7/01/33


                                       36

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE (continued)

$       3,500   New Jersey Health Care Facilities Financing Authority,                7/10 at 100.00          A+     $    3,641,120
                 Revenue Bonds, Robert Wood Johnson University Hospital,
                 Series 2000, 5.750%, 7/01/31

          510   New Jersey Health Care Facilities Financing Authority,                7/09 at 101.00         AAA            516,411
                 Revenue Bonds, Meridian Health System Obligated Group,
                 Series 1999, 5.250%, 7/01/29 - MBIA Insured

        2,100   Puerto Rico Industrial, Medical, Educational and Environmental       12/04 at 102.50        Baa1          2,126,166
                 Pollution Control Facilities Financing Authority, Adjustable
                 Rate Industrial Revenue Bonds, American Home Products
                 Corporation, Series 1983A, 5.100%, 12/01/18


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 3.5%

        2,250   New Jersey Housing and Mortgage Finance Agency,                      11/07 at 101.50         AAA          2,276,123
                 Multifamily Housing Revenue Bonds, Series 1997A,
                 5.650%, 5/01/40 (Alternative Minimum Tax) -
                 AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS - 4.1%

        2,700   New Jersey Economic Development Authority, Revenue                      No Opt. Call        Baa3          2,689,497
                 Refunding Bonds, Kapkowski Road Landfill Project,
                 Series 2002, 5.750%, 10/01/21


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 7.8%

                New Jersey Economic Development Authority, Revenue Bonds,
                Masonic Charity Foundation of New Jersey, Series 2001:
        1,000    5.500%, 6/01/21                                                      6/11 at 102.00          A+          1,050,630
        4,000    5.500%, 6/01/31                                                      6/11 at 102.00          A+          4,100,360


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 6.8%

        3,000   Jackson Township School District, Ocean County, New Jersey,           4/12 at 100.00         AAA          3,064,830
                 General Obligation Bonds, Series 2002, 5.000%, 4/15/21 -
                 FGIC Insured

        1,000   Old Bridge Township Board of Education, Middlesex County,             7/11 at 100.00         AAA          1,004,980
                 New Jersey, General Obligation Bonds, Series 2002,
                 5.000%, 7/15/30 - MBIA Insured

          385   Puerto Rico, Public Improvement General Obligation Bonds,             7/11 at 100.00         AAA            394,644
                 Series 2001, 5.125%, 7/01/23 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 25.9%

        3,000   Ocean County, New Jersey, Brick Township Municipal Utilities         12/12 at 100.00         Aaa          3,015,240
                 Authority, Revenue Bonds, Series 2002, 5.000%, 12/01/25 -
                 FGIC Insured

        1,000   Burlington County Bridge Commission, New Jersey,                     12/13 at 100.00         AAA          1,044,650
                 Guaranteed Pooled Loan Bonds, Series 2003,
                 5.000%, 12/01/18 - MBIA Insured

          160   Essex County Improvement Authority, New Jersey, General              10/10 at 100.00         Aaa            175,866
                 Obligation Guaranteed Lease Revenue Bonds, County
                 Correctional Facility Project, Series 2000,
                 6.000%, 10/01/25 - FGIC Insured

        1,000   Essex County Improvement Authority, New Jersey, Lease                   No Opt. Call         Aaa          1,085,270
                 Revenue Bonds, Series 2003, 5.000%, 12/15/12 - FSA Insured

                Garden State Preservation Trust, New Jersey, Open Space and
                Farmland Preservation Bonds, Series 2003A:
          500    5.250%, 11/01/19 - FSA Insured                                      11/13 at 100.00         AAA            531,240
          625    5.000%, 11/01/20 - FSA Insured                                      11/13 at 100.00         AAA            644,963
          700    5.000%, 11/01/21 - FSA Insured                                      11/13 at 100.00         AAA            717,542

          535   Mansfield Township Board of Education Warren County,                  3/06 at 102.00         AAA            574,611
                 New Jersey, Certificates of Participation,
                 5.900%, 3/01/15 - MBIA Insured

        1,000   New Jersey Economic Development Authority, School                     6/11 at 100.00         AAA          1,054,310
                 Facilities Construction Bonds, Series 2001A,
                 5.250%, 6/15/19 - AMBAC Insured

        1,000   New Jersey Economic Development Authority, School                     6/12 at 100.00         AAA          1,028,060
                 Facilities Construction Financing Act Bonds, Series 2002C,
                 5.000%, 6/15/20 - MBIA Insured

        1,000   New Jersey Economic Development Authority, School                     9/13 at 100.00         AAA          1,031,480
                 Facilities Construction Bonds, Series 2004G,
                 5.000%, 9/01/20 - AMBAC Insured

        1,000   New Jersey Transit Corporation, Certificates of Participation,          No Opt. Call         AAA          1,108,540
                 Federal Transit Administration Grants, Series 2002A,
                 5.500%, 9/15/14 - AMBAC Insured

        1,000   New Jersey Transportation Trust Fund Authority, Transportation        6/13 at 100.00         AA-          1,081,850
                 System Bonds, Series 2003C, 5.500%, 6/15/18


                                       37


                            Nuveen New Jersey Dividend Advantage Municipal Fund 2 (NUJ) (continued)
                                   Portfolio of INVESTMENTS June 30, 2004
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$         680   New Jersey Transportation Trust Fund Authority, Transportation       12/11 at 100.00         AAA     $      692,050
                 System Bonds, Series 2001B, 5.000%, 12/15/21 - MBIA Insured

        1,000   Puerto Rico Public Finance Corporation, Commonwealth                    No Opt. Call         AAA          1,048,580
                 Appropriation Bonds, Series 1998A, 5.125%, 6/01/24 -
                 AMBAC Insured

        2,000   Puerto Rico Public Finance Corporation, Commonwealth                  2/12 at 100.00        BBB+          2,156,160
                 Appropriation Bonds, Series 2002E, 5.500%, 8/01/29


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 23.6%

          770   Delaware River and Bay Authority, Delaware and New Jersey,            1/13 at 100.00         AAA            819,095
                 Revenue Bonds, Series 2003, 5.250%, 1/01/18 - MBIA Insured

        1,200   New Jersey Economic Development Authority, Special Facilities        11/10 at 101.00           B            932,892
                 Revenue Bonds, Continental Airlines, Inc., Series 2000,
                 7.000%, 11/15/30 (Alternative Minimum Tax)

        2,000   New Jersey Turnpike Authority, Revenue Bonds,                         7/13 at 100.00         AAA          2,074,100
                 Series 2003A, 5.000%, 1/01/19 - FGIC Insured

          675   New Jersey Turnpike Authority, Revenue Bonds,                           No Opt. Call           A            792,335
                 Series 1991C, 6.500%, 1/01/16

          250   Newark Housing Authority, New Jersey, Marine Terminal                 1/14 at 100.00         AAA            261,710
                 Revenue Bonds, Series 2004, 5.250%, 1/01/21 - MBIA Insured

        2,000   The Port Authority of New York and New Jersey,                        6/14 at 100.00         AAA          1,957,900
                 Consolidated Revenue Bonds, One Hundred Twenty-Seventh
                 Series 2002, 5.125%, 6/15/37 (Alternative Minimum Tax)

        3,000   The Port Authority of New York and New Jersey, Consolidated           4/12 at 101.00         AAA          2,997,780
                 Revenue Bonds, One Hundred Twenty-Fifth Series 2002,
                 5.000%, 10/15/26 - FSA Insured

        1,000   The Port Authority of New York and New Jersey, Consolidated          10/07 at 101.00         AAA          1,004,060
                 Revenue Bonds, One Hundred Twenty-First Series 2000,
                 5.125%, 10/15/30 - MBIA Insured

                The Port Authority of New York and New Jersey, Special Project
                Bonds, JFK International Air Terminal LLC, Sixth Series 1997:
        4,000    7.000%, 12/01/12 (Alternative Minimum Tax) - MBIA Insured              No Opt. Call         AAA          4,689,000
           50    5.750%, 12/01/22 (Alternative Minimum Tax) - MBIA Insured           12/07 at 102.00         AAA             53,150


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 14.5%

        3,000   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            7/10 at 100.00         AAA          3,415,950
                 Asset-Backed Bonds, Series 2000, 6.000%, 7/01/26
                 (Pre-refunded to 7/01/10)

        2,430   New Jersey Turnpike Authority, Revenue Bonds,                           No Opt. Call        A***          2,869,393
                 Series 1991C, 6.500%, 1/01/16

          615   Puerto Rico, Public Improvement General Obligation Bonds,             7/11 at 100.00         AAA            677,398
                 Series 2001, 5.125%, 7/01/23 (Pre-refunded to 7/01/11) -
                 FSA Insured

        2,500   Puerto Rico Infrastructure Financing Authority, Special              10/10 at 101.00         AAA          2,620,750
                 Obligation Bonds, Series 2000A, 5.500%, 10/01/40


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 13.7%

          995   Camden County Pollution Control Financing Authority,                 12/04 at 100.00          B2            975,498
                 New Jersey, Solid Waste Disposal and Resource Recovery
                 System Revenue Bonds, Series 1991B, 7.500%, 12/01/09
                 (Alternative Minimum Tax)

        2,500   Guam Power Authority, Revenue Bonds, Series 1999A,                   10/09 at 101.00         AAA          2,528,725
                 5.250%, 10/01/34 - MBIA Insured

        2,500   New Jersey Economic Development Authority, Pollution Control            No Opt. Call        Baa1          2,499,050
                 Revenue Refunding Bonds, Public Service Electric and Gas
                 Company, Series 2001A, 5.000%, 3/01/12

        3,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/12 at 101.00         AAA          3,046,050
                 Series 2002II, 5.125%, 7/01/26 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 0.8%

          500   North Hudson Sewer Authority, New Jersey, Sewer Revenue               8/12 at 100.00         Aaa            527,761
                 Refunding Bonds, Series 2002A, 5.250%, 8/01/19 -
                 FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
$      96,300   Total Long-Term Investments (cost $97,707,661) - 150.3%                                                  99,084,244
=============-----------------------------------------------------------------------------------------------------------------------


                                       38

    PRINCIPAL                                                                                                                MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                                         RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 1.0%

$         400   New Jersey Economic Development Authority, Water Facilities                                 A-1+     $      400,000
                 Revenue Refunding Bonds, United Water Company of
                 New Jersey, Inc., Variable Rate Demand Obligations,
                 Series 1996A, 1.080%, 11/01/26 - AMBAC Insured+

          250   Puerto Rico Government Development Bank, Adjustable                                          A-1            250,000
                 Refunding Bonds, Variable Rate Demand Obligations,
                 Series 1985, 1.000%, 12/01/15 - MBIA Insured+
------------------------------------------------------------------------------------------------------------------------------------
$         650   Total Short-Term Investments (cost $650,000)                                                                650,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $98,357,661) - 151.3%                                                            99,734,244
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.0%                                                                        684,451
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (52.3)%                                                        (34,500,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $   65,918,695
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates
                         (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (DD) Security purchased on a delayed delivery basis.

                    (WI) Security purchased on a when-issued basis.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.


                                       39


                            Nuveen Pennsylvania Investment Quality Municipal Fund (NQP)

                            Portfolio of
                                       INVESTMENTS June 30, 2004

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 1.8%

$       4,300   Pennsylvania Economic Development Financing Authority,                  No Opt. Call         AA-     $    4,335,604
                 Solid Waste Disposal Revenue Bonds, Procter & Gamble
                 Paper Project, Series 2001, 5.375%, 3/01/31 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 23.3%

       10,000   Allegheny County Higher Education Building Authority,                 3/12 at 100.00         AA-          9,875,400
                 Pennsylvania, Revenue Bonds, Carnegie Mellon University,
                 Series 2002, 5.125%, 3/01/32

        2,000   Allegheny County Higher Education Building Authority,                 9/08 at 102.00         BBB          2,001,940
                 Pennsylvania, College Revenue Bonds, Chatham College,
                 Series 1998A, 5.250%, 9/01/18

        2,000   Chester County, Pennsylvania, Industrial Development                  1/12 at 100.00         AAA          1,993,460
                 Authority Educational Facilities Revenue Bonds, The Westtown
                 School Project, Series 2002, 5.000%, 1/01/26 -
                 AMBAC Insured

        3,000   Delaware County Authority, Pennsylvania, Revenue Bonds,              11/10 at 101.00          AA          3,169,170
                 Haverford College, Series 2000, 5.750%, 11/15/29

        1,315   Delaware County Authority, Pennsylvania, Revenue Refunding            8/13 at 100.00         AAA          1,401,474
                 Bonds, Villanova University, Series 2003, 5.250%, 8/01/18 -
                 FGIC Insured

        1,000   Harveys Lake General Municipal Authority, Pennsylvania,              11/09 at 100.00           A          1,030,210
                 College Revenue Bonds, College of Misericordia Project,
                 Series 1999, 6.000%, 5/01/19 - ACA Insured

        1,450   Indiana County Industrial Development Authority,                     11/06 at 100.00         AAA          1,524,559
                 Pennsylvania, Revenue Bonds, The Student Cooperative
                 Association, Inc./Indiana University of Pennsylvania Student
                 Union Project, Series 1999A, 5.875%, 11/01/29 -
                 AMBAC Insured

                Indiana County Industrial Development Authority, Pennsylvania,
                Revenue Bonds, The Student Cooperative Association, Inc./
                Indiana University of Pennsylvania Student Union Project,
                Series 1999B:
          815    0.000%, 11/01/15 - AMBAC Insured                                       No Opt. Call         AAA            482,399
          815    0.000%, 11/01/16 - AMBAC Insured                                       No Opt. Call         AAA            455,626
          815    0.000%, 11/01/17 - AMBAC Insured                                       No Opt. Call         AAA            429,692
          815    0.000%, 11/01/18 - AMBAC Insured                                       No Opt. Call         AAA            405,104
          815    0.000%, 11/01/19 - AMBAC Insured                                       No Opt. Call         AAA            381,347

        8,000   Pennsylvania Higher Education Assistance Agency, Capital             11/11 at 100.00         Aaa          7,912,960
                 Acquisition Revenue Refunding Bonds, Series 2001,
                 5.000%, 12/15/30 - MBIA Insured

        5,000   Pennsylvania Higher Educational Facilities Authority, State           6/12 at 100.00         Aaa          5,147,050
                 System of Higher Education Revenue Bonds, Series 2002W,
                 5.000%, 6/15/19 - AMBAC Insured

        1,000   Pennsylvania Higher Educational Facilities Authority,                 1/13 at 100.00          A1          1,004,810
                 Revenue Bonds, Thomas Jefferson University, Series 2002,
                 5.000%, 1/01/20

        2,945   Pennsylvania Higher Educational Facilities Authority,                 7/13 at 100.00          AA          3,037,208
                 Revenue Bonds, Ursinus College, Series 2003,
                 5.375%, 1/01/20 - RAAI Insured

        5,000   Pennsylvania Higher Educational Facilities Authority,                 7/11 at 100.00          AA          5,013,000
                 Revenue Bonds, Moravian College, Series 2001,
                 5.375%, 7/01/31 - RAAI Insured

        2,000   Pennsylvania State University, General Obligation Refunding             No Opt. Call          AA          2,198,500
                 Bonds, Series 2002, 5.250%, 8/15/12

        7,445   Swarthmore Borough Authority, Pennsylvania, Swarthmore                9/08 at 100.00         AA+          7,352,831
                 College Revenue Bonds, Series 1998, 5.000%, 9/15/28

        1,665   Union County Higher Education Facilities Financing Authority,         4/13 at 100.00         Aa3          1,762,436
                 Pennsylvania, Revenue Bonds, Bucknell University,
                 Series 2002A, 5.250%, 4/01/18

          195   Wilkes-Barre General Municipal Authority, Pennsylvania,              12/04 at 100.00         N/R            197,430
                 College Revenue Refunding Bonds, College of Misericordia,
                 Series 1992B, 7.750%, 12/01/12


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 7.4%

        1,115   Erie County Hospital Authority, Pennsylvania, Revenue Bonds,         11/12 at 100.00         AAA          1,181,276
                 Hamot Health Foundation, Series 2002, 5.250%, 11/01/15 -
                 AMBAC Insured

        1,250   Lehigh County General Purpose Authority, Pennsylvania,               11/14 at 100.00           A          1,241,588
                 Revenue Bonds, Good Shepherd Group, Series 2004A,
                 5.500%, 11/01/24


                                       40

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE (continued)

$       2,500   Lehigh County General Purpose Authority, Pennsylvania,                8/13 at 100.00         BBB     $    2,349,600
                 Hospital Revenue Bonds, St. Luke's Hospital of Bethlehem,
                 Series 2003, 5.375%, 8/15/33

        9,000   Pennsylvania Higher Educational Facilities Authority,                 1/11 at 101.00           A          9,350,370
                 Revenue Bonds, UPMC Health System, Series 2001A,
                 6.000%, 1/15/31

        1,175   Philadelphia Hospitals and Higher Education Facilities               11/04 at 101.00         BBB          1,184,541
                 Authority, Pennsylvania, Hospital Revenue Bonds, Temple
                 University Hospital, Series 1993A, 6.625%, 11/15/23

        1,615   Sayre Health Care Facility Authority, Pennsylvania, Revenue           7/12 at 100.00         AAA          1,739,484
                 Bonds, Latrobe Area Hospital, Series 2002A,
                 5.250%, 7/01/13 - AMBAC Insured

        1,000   West Shore Area Hospital Authority, Cumberland County,                1/12 at 100.00        BBB+          1,014,020
                 Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital
                 of the Sisters of Christian Charity Project, Series 2001,
                 6.250%, 1/01/32


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 0.4%

          960   Pittsburgh Urban Redevelopment Authority, Pennsylvania,               8/04 at 100.00          A2            961,037
                 Mortgage Revenue Bonds, Series 1992C, 7.125%, 8/01/13
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 3.7%

        2,305   Allegheny County Residential Finance Authority, Pennsylvania,           No Opt. Call         Aaa            363,429
                 Single Family Mortgage Revenue Bonds, GNMA
                 Mortgage-Backed Securities Program, Series 1994Z,
                 0.000%, 5/01/27 (Alternative Minimum Tax)

          225   Berks County Redevelopment Authority, Pennsylvania,                     No Opt. Call          A+            228,006
                 Senior Single Family Mortgage Revenue Bonds, Series 1986A,
                 8.000%, 12/01/17 (Alternative Minimum Tax)

        5,000   Pennsylvania Housing Finance Agency, Single Family                   10/07 at 101.50         AA+          5,123,400
                 Mortgage Revenue Bonds, Series 1997-59A,
                 5.750%, 10/01/23 (Alternative Minimum Tax)

        2,210   Pittsburgh Urban Redevelopment Authority, Pennsylvania,              10/11 at 100.00         AAA          2,234,995
                 Mortgage Revenue Bonds, Series 2001B, 5.450%, 10/01/32
                 (Alternative Minimum Tax)

          960   Pittsburgh Urban Redevelopment Authority, Pennsylvania,               4/07 at 102.00         AAA            994,320
                 Mortgage Revenue Bonds, Series 1997A, 6.250%, 10/01/28
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS - 4.4%

        5,000   Pennsylvania Economic Development Financing Authority,                5/11 at 101.00          A3          5,032,200
                 Exempt Facilities Revenue Bonds, Amtrak Project,
                 Series 2001A, 6.375%, 11/01/41 (Alternative Minimum Tax)

        5,000   Pennsylvania Industrial Development Authority, Economic                 No Opt. Call         AAA          5,598,300
                 Development Revenue Bonds, Series 2002, 5.500%, 7/01/12 -
                 AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 2.5%

        1,500   Cumberland County Municipal Authority, Pennsylvania,                 12/12 at 100.00          AA          1,443,210
                 Revenue Bonds, Presbyterian Homes, Inc., Series 2003A,
                 5.000%, 12/01/26 - RAAI Insured

        3,225   Montgomery County Higher Education and Health Authority,              1/06 at 101.00         BBB          3,227,000
                 Pennsylvania, Mortgage Revenue Bonds, Waverly Heights
                 Project, Series 1996, 6.375%, 1/01/26

        1,500   Philadelphia Authority for Industrial Development,                    7/11 at 101.00         AAA          1,523,115
                 Pennsylvania, Revenue Bonds, Philadelphia Corporation for
                 the Aging Project, Series 2001B, 5.250%, 7/01/26 -
                 AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 33.2%

        3,550   Allegheny County, Pennsylvania, General Obligation Bonds,             5/11 at 100.00         AAA          3,649,223
                 Series C-52, 5.250%, 11/01/23 - FGIC Insured

        3,120   Allegheny County, Pennsylvania, General Obligation                    5/11 at 100.00         AAA          3,270,415
                 Refunding Bonds, Series C-53, 5.250%, 11/01/20 -
                 FGIC Insured

                Butler County, Pennsylvania, General Obligation Bonds,
                Series 2004:
        1,200    5.000%, 7/15/16 - FGIC Insured                                       7/14 at 100.00         AAA          1,271,412
        1,000    4.200%, 7/15/21 - FGIC Insured                                       7/14 at 100.00         AAA            912,480

        5,760   Cumberland County, Pennsylvania, Carlisle Area School District,       3/12 at 100.00         Aaa          5,845,709
                 General Obligation Bonds, Series 2002, 5.000%, 3/01/22 -
                 MBIA Insured

        2,200   Central Bucks County School District, Pennsylvania, General           5/13 at 100.00         Aaa          2,227,412
                 Obligation Bonds, Series 2003, 5.000%, 5/15/23 -
                 MBIA Insured

        1,000   Delaware County, Pennsylvania, General Obligation Bonds,             10/09 at 100.00          AA          1,040,410
                 Series 1999, 5.125%, 10/01/19


                                       41


                            Nuveen Pennsylvania Investment Quality Municipal Fund (NQP) (continued)
                                   Portfolio of INVESTMENTS June 30, 2004
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)
$       1,130   Downington Area School District, Chester County, Pennsylvania,        4/11 at 100.00         Aaa     $    1,171,980
                 General Obligation Refunding Bonds, Series 2001,
                 4.900%, 4/01/16 - FSA Insured

        4,600   Delaware County, Pennsylvania, General Obligation Bonds,              8/11 at 100.00         Aaa          4,612,052
                 Garnet Valley School District, Series 2001A, 5.000%, 2/15/25 -
                 FGIC Insured

        2,750   Harrisburg Redevelopment Authority, Dauphin County,                    5/16 at 68.04         AAA            935,578
                 Pennsylvania, Guaranteed Revenue Bonds, Series 1998B,
                 0.000%, 5/01/24 - FSA Insured

        6,275   Hempfield Area School District, Westmoreland County,                  2/12 at 100.00         AAA          6,705,904
                 Pennsylvania, General Obligation Bonds, Series 2002,
                 5.375%, 2/15/18 - FGIC Insured

        3,430   McKeesport Area School District, Allegheny County,                      No Opt. Call         AAA          1,243,512
                 Pennsylvania, General Obligation Bonds, Series 1999C,
                 0.000%, 10/01/23 - AMBAC Insured

        7,500   Montgomery County, Pennsylvania General Obligation Bonds,             7/09 at 100.00         Aaa          7,549,650
                 Series 1999, 5.000%, 7/15/24

        1,000   New Castle Area School District, Lawrence County,                     3/10 at 100.00         AAA          1,059,880
                 Pennsylvania, General Obligation Bonds, Series 2000,
                 5.600%, 3/01/25 (DD, settling 7/01/04) - MBIA Insured

                Norristown Area School District, Montgomery County,
                Pennsylvania, General Obligation Bonds, Series 2003:
        1,025    5.000%, 9/01/19 - FGIC Insured                                       3/13 at 100.00         Aaa          1,059,532
        1,125    5.000%, 9/01/20 - FGIC Insured                                       3/13 at 100.00         Aaa          1,156,399

        1,000   Pennsylvania General Obligation Bonds, Second                         9/11 at 101.00          AA          1,060,190
                 Series 2001, 5.000%, 9/15/15

        4,000   Pennsylvania, General Obligation Refunding Bonds,                       No Opt. Call         AAA          4,359,800
                 Second Series 2002, 5.000%, 10/01/11 - FGIC Insured

        1,700   Philadelphia, Pennsylvania, General Obligation Bonds,                 3/11 at 100.00         AAA          1,671,321
                 Series 2001, 5.000%, 9/15/31 - FSA Insured

                Philadelphia, Pennsylvania, General Obligation Bonds,
                Series 2003A:
        1,000    5.000%, 2/15/12 - XLCA Insured                                         No Opt. Call         AAA          1,075,320
        2,585    5.250%, 2/15/13 - XLCA Insured                                         No Opt. Call         AAA          2,813,695

        3,400   Philadelphia School District, Pennsylvania, General Obligation        8/12 at 100.00         AAA          3,669,892
                 Bonds, Series 2002B, 5.625%, 8/01/18 - FGIC Insured

        3,000   Pittsburgh School District, Allegheny County, Pennsylvania,             No Opt. Call         AAA          3,329,130
                 General Obligation Refunding Bonds, Series 2002A,
                 5.500%, 9/01/15 - FSA Insured

        6,100   Plum Borough School District, Allegheny County, Pennsylvania,         9/11 at 100.00         AAA          6,188,999
                 General Obligation Bonds, Series 2001, 5.250%, 9/15/30 -
                 FGIC Insured

        1,590   Red Lion Area School District, York County, Pennsylvania,            10/11 at 100.00         Aaa          1,629,909
                 General Obligation Bonds, Series 2001, 5.000%, 4/15/20 -
                 FSA Insured

        1,230   State Public School Building Authority, Pennsylvania, School         11/13 at 100.00         AAA          1,290,528
                 Revenue Bonds, Conneaut School District Project,
                 Series 2003, 5.250%, 11/01/21 - FGIC Insured

        1,465   Stroudsburg Area School District, Monroe County, Pennsylvania,        4/12 at 100.00         AAA          1,517,725
                 General Obligation Bonds, Series 2001A, 5.000%, 4/01/18 -
                 FSA Insured

        4,020   Upper Merion Area School District, Montgomery County,                 2/13 at 100.00         Aa2          4,252,477
                 Pennsylvania, General Obligation Bonds, Series 2003,
                 5.250%, 2/15/19

                Wilkes-Barre Area School District, Luzerne County, Pennsylvania,
                General Obligation Bonds, Series 2003A:
        1,700    5.250%, 4/01/19 - MBIA Insured                                       4/14 at 100.00         AAA          1,808,613
        2,050    5.250%, 4/01/20 - MBIA Insured                                       4/14 at 100.00         AAA          2,169,310


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 26.4%

        5,000   Allegheny County Industrial Development Authority,                   11/12 at 100.00         AAA          5,069,450
                 Pennsylvania, Revenue Bonds, Guaranteed County Building
                 Project, Series 2002A, 5.000%, 11/01/22 - MBIA Insured

        2,900   Allegheny County Industrial Development Authority,                   11/12 at 100.00         AAA          2,873,059
                 Pennsylvania, Guaranteed Revenue Bonds, Allegheny
                 County Office Building Project, Series 2002B,
                 5.000%, 11/01/29 - MBIA Insured

                Port Authority of Allegheny County, Pennsylvania, Special
                Transportation Revenue Bonds, Series 2001:
        1,000    5.500%, 3/01/17 - FGIC Insured                                       3/11 at 101.00         AAA          1,076,710
        5,750    5.000%, 3/01/29 - FGIC Insured                                       3/11 at 101.00         AAA          5,698,883

        6,000   Delaware Valley Regional Finance Authority, Pennsylvania,               No Opt. Call         AA-          6,747,960
                 Local Government Revenue Bonds, Series 2002,
                 5.750%, 7/01/17


                                       42

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       8,725   Pennsylvania Intergovernmental Cooperative Authority,                 6/09 at 100.00         AAA     $    8,590,897
                 Special Tax Revenue Refunding Bonds, Philadelphia Funding
                 Program, Series 1999, 4.750%, 6/15/23 - FGIC Insured

                Pennsylvania Turnpike Commission, Oil Franchise Tax Senior
                Lien Revenue Bonds, Series 2003A:
        1,500    5.250%, 12/01/15 - MBIA Insured                                     12/13 at 100.00         AAA          1,629,345
        2,600    5.250%, 12/01/17 - MBIA Insured                                     12/13 at 100.00         AAA          2,794,766
        2,125    5.250%, 12/01/18 - MBIA Insured                                     12/13 at 100.00         AAA          2,272,284

        3,650   Pennsylvania Turnpike Commission, Registration Fee Revenue            7/11 at 101.00         AAA          3,562,729
                 Bonds, Series 2001, 5.000%, 7/15/41 - AMBAC Insured

       10,935   Philadelphia Authority for Industrial Development,                   10/11 at 101.00         AAA         11,091,261
                 Pennsylvania, Lease Revenue Bonds, Series 2001B,
                 5.250%, 10/01/30 - FSA Insured

        2,700   Philadelphia Municipal Authority, Pennsylvania, Lease Revenue        11/13 at 100.00         AAA          2,875,689
                 Bonds, Series 2003B, 5.250%, 11/15/17 - FSA Insured

        4,000   Pittsburgh and Allegheny County Public Auditorium Authority,          8/09 at 101.00         AAA          3,969,040
                 Pennsylvania, Regional Asset District, Sales Tax Revenue
                 Bonds, Series 1999, 5.000%, 2/01/29 - AMBAC Insured

        1,090   Pittsburgh Urban Redevelopment Authority, Pennsylvania,               5/09 at 100.00          A2          1,155,149
                 Tax Increment Financing District Bonds, Center Triangle
                 Project, Series 1999A, 6.100%, 5/01/19

        1,410   Puerto Rico Highway and Transportation Authority, Highway               No Opt. Call         AAA          1,573,898
                 Revenue Bonds, Series 2003AA, 5.500%, 7/01/20 -
                 MBIA Insured

                Southeastern Transportation Authority, Pennsylvania, Special
                Revenue Bonds, Series 1999A:
        1,800    5.250%, 3/01/16 - FGIC Insured                                       3/09 at 101.00         AAA          1,920,528
        1,250    4.750%, 3/01/29 - FGIC Insured                                       3/09 at 101.00         AAA          1,188,063


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 9.0%

        1,460   Delaware River Joint Toll Bridge Commission, New Jersey               7/13 at 100.00          A2          1,535,905
                 and Pennsylvania, Revenue Bonds, Series 2003,
                 5.250%, 7/01/17

        2,035   Lehigh-Northampton Airport Authority, Pennsylvania,                   5/10 at 100.00         Aaa          2,150,914
                 Airport Revenue Bonds, Lehigh Valley Airport System,
                 Series 2000A, 6.000%, 5/15/30 (Alternative Minimum
                 Tax) - MBIA Insured

        5,400   Pennsylvania Economic Development Financing Authority,                6/12 at 102.00           A          5,534,730
                 Revenue Bonds, Amtrak 30th Street Station Parking Garage
                 Project, Series 2002, 5.800%, 6/01/23 (Alternative
                 Minimum Tax) - ACA Insured

        2,500   Pennsylvania Turnpike Commission, Pennsylvania Turnpike              12/11 at 101.00         AAA          2,472,775
                 Revenue Bonds, Series 2001R, 5.000%, 12/01/30 -
                 AMBAC Insured

        5,000   Philadelphia Airport System, Pennsylvania, Revenue Bonds,             6/11 at 101.00         AAA          4,974,850
                 Series 2001B, 5.250%, 6/15/31 (Alternative Minimum
                 Tax) - FGIC Insured

        3,250   Philadelphia Parking Authority, Pennsylvania, Airport Parking         9/09 at 101.00         AAA          3,298,815
                 Revenue Bonds, Series 1999, 5.250%, 9/01/29 -
                 FSA Insured

        1,885   Pittsburgh Public Parking Authority, Pennsylvania, Parking              No Opt. Call         AAA          2,047,053
                 System Revenue Refunding Bonds, Series 2002,
                 5.000%, 12/01/12 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 12.5%

        1,355   Bucks County, Pennsylvania, Bensalem Township School                  7/06 at 100.00         AAA          1,453,956
                 District, General Obligation Bonds, Series 1996,
                 5.850%, 7/15/12 (Pre-refunded to 7/15/06) - FGIC Insured

       15,050   Philadelphia School District, Pennsylvania, General Obligation        9/05 at 101.00         AAA         15,583,824
                 Bonds, Series 1995B, 5.500%, 9/01/25 (Pre-refunded to
                 9/01/05) - AMBAC Insured

        2,000   Sto-Rox School District, Allegheny County, Pennsylvania,             12/10 at 100.00         AAA          2,271,100
                 General Obligation Bonds, Series 2000, 5.800%, 6/15/30
                 (Pre-refunded to 12/15/10) - MBIA Insured

        3,000   Warrington Township Municipal Authority, Bucks County,               11/15 at 100.00         AAA          3,700,380
                 Pennsylvania, Water and Sewer Revenue Bonds,
                 Series 1991, 7.100%, 12/01/21 (Pre-refunded to
                 11/15/15) - FGIC Insured

        5,450   West View Borough, Municipal Authority, Allegheny County,               No Opt. Call         AAA          7,360,279
                 Pennsylvania, Special Obligation Bonds, Series 1985A,
                 9.500%, 11/15/14


                                       43


                            Nuveen Pennsylvania Investment Quality Municipal Fund (NQP) (continued)
                                   Portfolio of INVESTMENTS June 30, 2004
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 8.9%

$       1,250   Allegheny County Industrial Development Authority,                      No Opt. Call         AAA     $    1,266,850
                 Pennsylvania, Pollution Control Revenue Refunding Bonds,
                 Duquesne Light Company Project, Series 1999A,
                 4.350%, 12/01/13 - AMBAC Insured

        2,565   Carbon County Industrial Development Authority,                         No Opt. Call        BBB-          2,750,321
                 Pennsylvania, Resource Recovery Revenue Refunding
                 Bonds, Panther Creek Partners Project, Series 2000,
                 6.650%, 5/01/10 (Alternative Minimum Tax)

        4,000   Lehigh County Industrial Development Authority, Pennsylvania,         8/05 at 102.00         AAA          4,232,960
                 Pollution Control Revenue Refunding Bonds, Pennsylvania
                 Power and Light Company Project, Series 1995A,
                 6.150%, 8/01/29 - MBIA Insured

        3,500   Montgomery County Industrial Development Authority,                     No Opt. Call         AAA          3,825,885
                 Pennsylvania, Resource Recovery Revenue Refunding Bonds,
                 Montenay Montgomery County Project, Series 2002A,
                 5.250%, 11/01/13 - MBIA Insured

        2,000   Philadelphia Gas Works, Pennsylvania, Revenue Bonds,                  7/13 at 100.00         AAA          2,129,140
                 General Ordinance, Seventeenth Series 2003,
                 5.375%, 7/01/19 - FSA Insured

        3,500   Philadelphia Gas Works, Pennsylvania, Revenue Bonds,                  7/09 at 101.00         AAA          3,827,215
                 General Ordinance, Sixteenth Series 1975, 5.500%, 7/01/13 -
                 FSA Insured

        3,700   York County Industrial Development Authority, Pennsylvania,           3/12 at 101.00        Baa1          3,665,331
                 Pollution Control Revenue Refunding Bonds, PSEG Power
                 Project, Series 2001A, 5.500%, 9/01/20


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 18.1%

        1,000   Bucks County Water and Sewerage Authority, Pennsylvania,             12/06 at 100.00         AAA          1,066,610
                 Collection System Revenue Bonds, Series 1996,
                 5.550%, 12/01/17 - FGIC Insured

        5,000   Delaware County Industrial Development Authority,                    10/12 at 100.00         AAA          5,041,050
                 Pennsylvania, Water Facilities Revenue Bonds, Philadelphia
                 Water Company Project, Series 2001, 5.350%, 10/01/31
                 (Alternative Minimum Tax) - AMBAC Insured

                Delaware County Regional Water Quality Control Authority,
                Pennsylvania, Sewer Revenue Bonds, Series 2001A:
        5,325    5.100%, 5/01/20 - FGIC Insured                                      11/11 at 100.00         AAA          5,501,258
        1,465    5.100%, 5/01/21 - FGIC Insured                                      11/11 at 100.00         AAA          1,504,570

        1,400   Delaware County Regional Water Quality Authority,                     5/14 at 100.00         Aaa          1,482,054
                 Pennsylvania, Sewer Revenue Bonds, Series 2004,
                 5.250%, 5/01/20 (WI, settling 7/08/04) - MBIA Insured

                Erie, Pennsylvania, Water Authority, Water Revenue Bonds,
                Series 2001A:
        2,670    0.000%, 12/01/23 - MBIA Insured                                        No Opt. Call         AAA            952,282
        5,000    5.200%, 12/01/30 - MBIA Insured                                     12/11 at 100.00         AAA          5,050,650

        1,250   Lancaster Area Sewer Authority, Pennsylvania, Sewer                   4/14 at 100.00         AAA          1,288,350
                  Revenue Bonds, Series 2004, 5.000%, 4/01/20 - MBIA Insured

        1,000   Lower Bucks County Joint Municipal Authority, Pennsylvania,          11/08 at 100.00         Aaa          1,052,360
                 Water and Sewerage Revenue Bonds, Series 1998,
                 5.000%, 11/15/15 - FSA Insured

        5,000   Luzerne County Industrial Development Authority, Exempt              12/04 at 102.00         Aaa          5,198,100
                 Facilities Revenue Refunding Bonds, Pennsylvania Gas and
                 Water Company Project, Series 1994A, 7.000%, 12/01/17
                 (Alternative Minimum Tax) - AMBAC Insured

                Philadelphia, Pennsylvania, Water and Wastewater Revenue
                Bonds, Series 2001A:
        5,525    5.375%, 11/01/20 - FGIC Insured                                     11/12 at 100.00         AAA          5,863,517
       10,260    5.000%, 11/01/31 - FGIC Insured                                     11/12 at 100.00         AAA         10,086,602
------------------------------------------------------------------------------------------------------------------------------------
$     365,665   Total Long-Term Investments (cost $358,959,582) - 151.6%                                                368,709,955
=============-----------------------------------------------------------------------------------------------------------------------


                                       44

    PRINCIPAL                                                                                                                MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                                         RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 0.3%

$         565   Erie County Hospital Authority, Pennsylvania, Revenue Bonds,                              VMIG-1     $      565,000
                 Hamot Health Foundation, Variable Rate Demand
                 Obligations, Series 1998B, 1.100%, 5/15/20 -
                 AMBAC Insured+

          250   Puerto Rico Government Development Bank, Adjustable                                          A-1            250,000
                 Refunding Bonds, Variable Rate Demand Obligations,
                 Series 1985, 1.000%, 12/01/15 - MBIA Insured+
------------------------------------------------------------------------------------------------------------------------------------
$         815   Total Short-Term Investments (cost $815,000)                                                                815,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $359,774,582) - 151.9%                                                          369,524,955
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.4%                                                                      5,762,148
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (54.3)%                                                       (132,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  243,287,103
                ====================================================================================================================


                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates
                         (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    N/R  Investment is not rated.

                    (DD) Security purchased on a delayed delivery basis.

                    (WI) Security purchased on a when-issued basis.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.


                                       45


                            Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY)
                            Portfolio of
                                    INVESTMENTS June 30, 2004
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 12.0%

$       1,045   Allegheny County Higher Education Building Authority,                 5/09 at 102.00           A     $      980,377
                 Commonwealth of Pennsylvania, College Revenue Bonds,
                 Thiel College, Series 1999A, 5.375%, 11/15/29 -
                 ACA Insured

        3,000   Chester County Health and Education Facilities Authority,            10/08 at 102.00        BBB-          2,901,480
                 Pennsylvania, College Revenue Bonds, Immaculata College,
                 Series 1998, 5.625%, 10/15/27

                Delaware County Authority, Pennsylvania, Revenue Refunding
                Bonds, Villanova University, Series 2003:
        1,705    5.250%, 8/01/19 - FGIC Insured                                       8/13 at 100.00         AAA          1,807,931
        1,350    5.250%, 8/01/20 - FGIC Insured                                       8/13 at 100.00         AAA          1,424,264
        1,000    5.250%, 8/01/21 - FGIC Insured                                       8/13 at 100.00         AAA          1,048,170

        1,000   Pennsylvania Higher Educational Facilities Authority, Revenue         5/08 at 101.00         Aaa          1,022,480
                 Bonds, LaSalle University, Series 1998, 5.250%, 5/01/23 -
                 MBIA Insured

        2,100   Pennsylvania Higher Educational Facilities Authority,                 6/10 at 100.00          AA          2,191,602
                 Revenue Bonds, Philadelphia University, Series 2000,
                 6.000%, 6/01/29 - RAAI Insured

        1,500   Pennsylvania Higher Educational Facilities Authority, Revenue         7/11 at 101.00         AAA          1,481,340
                 Bonds, Temple University, Series 2001, 5.000%, 7/15/31 -
                 MBIA Insured

        4,085   Pennsylvania Higher Educational Facilities Authority,                 6/12 at 100.00         Aaa          4,205,140
                 State System of Higher Education Revenue Bonds,
                 Series 2002W, 5.000%, 6/15/19 - AMBAC Insured

        5,750   Pennsylvania Higher Educational Facilities Authority,                 1/13 at 100.00          A1          5,582,732
                 Revenue Bonds, Thomas Jefferson University, Series 2002,
                 5.000%, 1/01/32

        1,310   Pennsylvania Higher Educational Facilities Authority, Revenue         7/13 at 100.00          AA          1,345,553
                 Bonds, Ursinus College, Series 2003, 5.500%, 1/01/24 -
                 RAAI Insured

          750   Union County, Higher Education Facilities Financing Authority,        4/13 at 100.00         Aa3            793,890
                 Pennsylvania, Revenue Bonds, Bucknell University,
                 Series 2002A, 5.250%, 4/01/19

        2,500   West Cornwall Township Municipal Authority, Pennsylvania,            12/11 at 100.00        BBB+          2,576,600
                 College Revenue Bonds, Elizabethtown College Project,
                 Series 2001, 5.900%, 12/15/18

          495   Wilkes-Barre General Municipal Authority, Pennsylvania,              12/04 at 100.00         N/R            501,168
                 College Revenue Refunding Bonds, College of Misericordia,
                 Series 1992B, 7.750%, 12/01/12


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 19.2%

        8,500   Allegheny County Hospital Development Authority,                      5/06 at 102.00         AAA          8,994,020
                 Pennsylvania, Revenue Bonds, South Hills Health System,
                 Series 1996A, 5.875%, 5/01/26 - MBIA Insured

       14,000   Allegheny County Hospital Development Authority,                      4/07 at 102.00         AAA         14,401,800
                 Pennsylvania, Revenue Bonds, University of Pittsburgh
                 Medical Center System, Series 1997A, 5.625%, 4/01/27 -
                 MBIA Insured

        1,230   Erie County Hospital Authority, Pennsylvania, Revenue Bonds,         11/12 at 100.00         AAA          1,294,329
                 Hamot Health Foundation, Series 2002, 5.250%, 11/01/16 -
                 AMBAC Insured

        5,000   Lebanon County Health Facilities Authority, Pennsylvania,            11/12 at 101.00        BBB+          4,953,050
                 Revenue Bonds, Good Samaritan Hospital Project,
                 Series 2002, 5.900%, 11/15/28

        1,250   Lehigh County General Purpose Authority, Pennsylvania,               11/14 at 100.00           A          1,241,588
                 Revenue Bonds, Good Shepherd Group, Series 2004A,
                 5.500%, 11/01/24

        2,400   Lehigh County General Purpose Authority, Pennsylvania,                8/13 at 100.00         BBB          2,255,616
                 Hospital Revenue Bonds, St. Luke's Hospital of Bethlehem,
                 Series 2003, 5.375%, 8/15/33

        4,700   Pennsylvania Higher Educational Facilities Authority,                 1/06 at 101.00           A          4,790,992
                 Revenue Bonds, University of Pennsylvania Health Services,
                 Series 1996A, 5.750%, 1/01/22

                Pottsville Hospital Authority, Pennsylvania, Hospital Revenue
                Bonds, Pottsville Hospital and Warne Clinic, Series 1998:

        2,000    5.500%, 7/01/18                                                      7/08 at 100.00        BBB-          1,824,800
        2,000    5.625%, 7/01/24                                                      7/08 at 100.00        BBB-          1,749,260


                                       46

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE (continued)

                Sayre Health Care Facility Authority, Pennsylvania, Revenue
                Bonds, Latrobe Area Hospital, Series 2002A:
$       1,700    5.250%, 7/01/14 - AMBAC Insured                                      7/12 at 100.00         AAA     $    1,811,333
        1,200    5.250%, 7/01/15 - AMBAC Insured                                      7/12 at 100.00         AAA          1,269,012


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 3.3%

        4,345   Bucks County Redevelopment Authority, Pennsylvania, Second            8/04 at 100.00        Baa2          4,161,163
                 Lien Multifamily Mortgage Revenue Bonds, Section 8
                 Assisted, Country Commons Apartments, Series 1993A,
                 6.200%, 8/01/14 (Alternative Minimum Tax)

        2,000   Delaware County Industrial Development Authority,                       No Opt. Call         AAA          2,043,460
                 Pennsylvania, Multifamily Housing Revenue Bonds,
                 Darby Townhouses Project, Series 2002A, 5.500%, 4/01/32
                 (Alternative Minimum Tax) (Mandatory put 4/01/22)

        1,530   Luzerne County Housing Corporation, Pennsylvania,                     9/04 at 100.00         Aaa          1,531,178
                 Mortgage Revenue Refunding Bonds, FHA-Insured
                 Mortgage Loan, Freeland Apartments Section 8 Assisted
                 Project, Series 1993, 6.125%, 7/15/23


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 5.2%

        1,230   Allegheny County Residential Finance Authority, Pennsylvania,        11/10 at 100.00         Aaa          1,269,385
                 GNMA Mortgage-Backed Securities Program, Single Family
                 Mortgage Revenue Bonds, Series 2000II-2, 5.900%, 11/01/32
                 (Alternative Minimum Tax)

        1,120   Pennsylvania Housing Finance Agency, Single Family Mortgage             No Opt. Call         AA+          1,165,998
                 Revenue Bonds, Series 1996-47, 6.750%, 10/01/06
                 (Alternative Minimum Tax)

                Pennsylvania Housing Finance Agency, Single Family Mortgage
                Revenue Bonds, Series 1997-56A:
        1,500    6.050%, 10/01/16 (Alternative Minimum Tax)                           4/07 at 102.00         AA+          1,553,385
          710    6.150%, 10/01/27 (Alternative Minimum Tax)                           4/07 at 102.00         AA+            727,835

        1,400   Pennsylvania Housing Finance Agency, Single Family Mortgage           4/07 at 101.50         AA+          1,430,534
                 Revenue Bonds, Series 1997-58A, 5.950%, 10/01/28
                 (Alternative Minimum Tax)

        1,645   Pennsylvania Housing Finance Agency, Single Family Mortgage          10/07 at 101.50         AA+          1,659,081
                 Revenue Bonds, Series 1997-59A, 5.700%, 4/01/17
                 (Alternative Minimum Tax)

          820   Pennsylvania Housing Finance Agency, Single Family Mortgage           6/08 at 101.50         AA+            839,590
                 Revenue Bonds, Series 1998-62A, 5.500%, 10/01/22
                 (Alternative Minimum Tax)

        1,500   Pittsburgh Urban Redevelopment Authority, Pennsylvania,               4/06 at 102.00         AAA          1,553,415
                 Mortgage Revenue Bonds, Series 1996C, 6.500%, 10/01/23
                 (Alternative Minimum Tax)

                Pittsburgh Urban Redevelopment Authority, Pennsylvania,
                Mortgage Revenue Bonds, Series 1997A:
          845    6.150%, 10/01/16 (Alternative Minimum Tax)                           4/07 at 102.00         AAA            882,839
          765    6.200%, 10/01/21 (Alternative Minimum Tax)                           4/07 at 102.00         AAA            796,740

          155   Pittsburgh Urban Redevelopment Authority, Pennsylvania,              10/04 at 101.00         AAA            156,841
                 Mortgage Revenue Bonds, Series 1992D, 6.500%, 4/01/17


------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS - 5.1%

        2,000   New Morgan Industrial Development Authority, Pennsylvania,           10/04 at 102.00         BB-          1,905,100
                 Solid Waste Disposal Revenue Bonds, New Morgan Landfill
                 Company, Inc. Project, Series 1994, 6.500%, 4/01/19
                 (Alternative Minimum Tax)

        2,000   Pennsylvania Economic Development Financing Authority,                5/11 at 101.00          A3          2,015,300
                 Exempt Facilities Revenue Bonds, Amtrak Project,
                 Series 2001A, 6.250%, 11/01/31 (Alternative Minimum Tax)

                Pennsylvania Industrial Development Authority, Economic
                Development Revenue Bonds, Series 1994:
        2,000    7.000%, 7/01/06 - AMBAC Insured                                        No Opt. Call         AAA          2,185,220
        1,550    7.000%, 1/01/07 - AMBAC Insured                                        No Opt. Call         AAA          1,713,231
        1,000    7.000%, 7/01/07 - AMBAC Insured                                        No Opt. Call         AAA          1,122,760

        2,750   Pennsylvania Industrial Development Authority, Economic               7/12 at 101.00         AAA          2,997,858
                 Development Revenue Bonds, Series 2002,
                 5.500%, 7/01/17 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 3.4%

        1,000   Cumberland County Municipal Authority, Pennsylvania,                 12/12 at 100.00          AA            981,080
                 Revenue Bonds, Presbyterian Homes, Inc., Series 2003A,
                 5.000%, 12/01/22 - RAAI Insured
        1,230   Pennsylvania Economic Development Financing Authority                 6/08 at 100.00         BB+            880,963
                 Revenue Bonds, Northwestern Human Services, Inc. Project,
                 Series 1998A, 5.250%, 6/01/28


                                       47


                            Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY) (continued)
                                   Portfolio of INVESTMENTS June 30, 2004
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE (continued)

                Pennsylvania Economic Development Financing Authority,
                Revenue Bonds, Dr. Gertrude A. Barber Center, Inc., Series 2000:
$       1,000    6.150%, 12/01/20 - RAAI Insured                                      8/04 at 100.00          AA     $    1,002,900
        2,000    5.900%, 12/01/30 - RAAI Insured                                     12/10 at 100.00          AA

                Philadelphia Authority for Industrial Development, Pennsylvania,
                Health Care Facilities Revenue Bonds, Paul's Run, Series 1998A:
        1,350    5.750%, 5/15/18                                                      5/08 at 102.00         N/R          1,317,789
        1,650    5.875%, 5/15/28                                                      5/08 at 102.00         N/R          1,594,049


------------------------------------------------------------------------------------------------------------------------------------
                MATERIALS - 2.1%

          500   Erie County Industrial Development Authority, Pennsylvania,           9/10 at 101.00         BBB            518,720
                 Environmental Improvement Revenue Refunding Bonds,
                 Series 2000B, 6.000%, 9/01/16 (Alternative Minimum Tax)

        4,500   Pennsylvania Economic Development Financing Authority,               11/08 at 102.00         N/R          4,385,160
                 Exempt Facilities Revenue Bonds, National Gypsum
                 Company, Series 1997B, 6.125%, 11/01/27 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 24.8%

                Butler County, Pennsylvania, General Obligation Bonds,
                Series 2004:
        1,200    5.000%, 7/15/16 - FGIC Insured                                       7/14 at 100.00         AAA          1,271,412
        1,000    4.200%, 7/15/21 - FGIC Insured                                       7/14 at 100.00         AAA            912,480
        2,800    4.125%, 7/15/20 - FGIC Insured                                       7/14 at 100.00         AAA          2,566,340

        2,120   Central Bucks County School District, Pennsylvania, General           5/13 at 100.00         Aaa          2,146,415
                 Obligation Bonds, Series 2003, 5.000%, 5/15/23 -
                 MBIA Insured

                Chichester School District, Delaware County, Pennsylvania,
                General Obligation Bonds, Series 1999:
        3,125    0.000%, 3/01/23 - FGIC Insured                                         No Opt. Call         AAA          1,156,688
        3,125    0.000%, 3/01/24 - FGIC Insured                                         No Opt. Call         AAA          1,080,062
        3,125    0.000%, 3/01/25 - FGIC Insured                                         No Opt. Call         AAA            998,875

                Harrisburg Redevelopment Authority, Dauphin County,
                Pennsylvania, Guaranteed Revenue Bonds, Series 1998B:
        1,750    0.000%, 5/01/22 - FSA Insured                                         5/16 at 75.56         AAA            659,960
        2,750    0.000%, 11/01/22 - FSA Insured                                        5/16 at 73.64         AAA          1,009,113
        2,750    0.000%, 5/01/23 - FSA Insured                                         5/16 at 71.71         AAA            969,375

        4,305   Montgomery County, Pennsylvania, General Obligation Bonds,           10/06 at 100.00         Aaa          4,493,602
                 Series 1996B, 5.375%, 10/15/21

        1,000   New Castle Area School District, Lawrence County,                     3/10 at 100.00         AAA          1,059,880
                 Pennsylvania, General Obligation Bonds, Series 2000,
                 5.600%, 3/01/25 (DD, settling 7/01/04) - MBIA Insured

                Norristown Area School District, Montgomery County,
                Pennsylvania, General Obligation Bonds, Series 2003:
        1,000    5.000%, 9/01/19 - FGIC Insured                                       3/13 at 100.00         Aaa          1,033,690
        1,000    5.000%, 9/01/20 - FGIC Insured                                       3/13 at 100.00         Aaa          1,027,910
        1,735    9/01/21 - FGIC Insured                                               3/13 at 100.00         Aaa          1,773,465
        2,000    5.000%, 9/01/22 - FGIC Insured                                       3/13 at 100.00         Aaa          2,032,920
        2,270    5.000%, 9/01/23 - FGIC Insured                                       3/13 at 100.00         Aaa          2,297,717
        2,600    5.000%, 9/01/24 - FGIC Insured                                       3/13 at 100.00         Aaa          2,617,108

        3,500   Pennsylvania, General Obligation Refunding Bonds, Second                No Opt. Call         AAA          3,814,825
                 Series 2002, 5.000%, 10/01/11 - FGIC Insured

                Philadelphia, Pennsylvania, General Obligation Bonds,
                Series 2003A:
        1,000    5.000%, 2/15/12 - XLCA Insured                                         No Opt. Call         AAA          1,075,320
        2,000    5.250%, 2/15/13 - XLCA Insured                                         No Opt. Call         AAA          2,176,940

        2,000   Philadelphia School District, Pennsylvania, General Obligation          No Opt. Call         AAA          2,279,000
                 Refunding Bonds, Series 1995A, 6.250%, 9/01/09 -
                 AMBAC Insured

        1,000   Pittsburgh School District, Allegheny County, Pennsylvania,             No Opt. Call         AAA          1,111,710
                 General Obligation Refunding Bonds, Series 2002A,
                 5.500%, 9/01/14 - FSA Insured

                State Public School Building Authority, Berkes County,
                Pennsylvania, School Revenue Bonds, Brandywine Heights Area
                School District, Series 2003:
        2,930    5.000%, 2/01/20 - FGIC Insured                                       2/13 at 100.00         Aaa          3,011,190
        1,955    5.000%, 2/01/21 - FGIC Insured                                       2/13 at 100.00         Aaa          1,998,049


                                       48

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

                State Public School Building Authority, Pennsylvania, School
                Revenue Bonds, Conneaut School District Project, Series 2003:
$       1,000    5.250%, 11/01/21 - FGIC Insured                                     11/13 at 100.00         AAA     $    1,049,210
        1,355    5.250%, 11/01/22 - FGIC Insured                                     11/13 at 100.00         AAA          1,413,306

                State Public School Building Authority, Pennsylvania, School
                Revenue Bonds, York City School District, Series 2003:
        1,575    5.000%, 5/01/18 - FSA Insured                                        5/13 at 100.00         Aaa          1,638,205
        2,550    4.000%, 5/01/21 - FSA Insured                                        5/13 at 100.00         Aaa          2,261,646

        4,050   State Public School Building Authority, Pennsylvania, Lease           6/13 at 100.00         AAA          3,967,907
                 Revenue Bonds, Philadelphia School District Project,
                 Series 2003, 5.000%, 6/01/33 - FSA Insured

        1,535   Stroudsburg Area School District, Monroe County,                      4/12 at 100.00         AAA          1,582,124
                 Pennsylvania, General Obligation Bonds, Series 2001A,
                 5.000%, 4/01/19 - FSA Insured

        1,000   Wilkes-Barre Area School District, Luzerne County,                    4/14 at 100.00         AAA          1,063,890
                 Pennsylvania, General Obligation Bonds, Series 2003A,
                 5.250%, 4/01/19 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 12.4%

        4,060   Delaware Valley Regional Finance Authority, Pennsylvania,             4/06 at 100.00         AAA          4,267,588
                 Local Government Revenue Bonds, Series 1996A,
                 6.000%, 4/15/26 - AMBAC Insured

                Pennsylvania Turnpike Commission, Oil Franchise Tax Senior
                Lien Revenue Bonds, Series 2003A:
        1,000    5.250%, 12/01/15 - MBIA Insured                                     12/13 at 100.00         AAA          1,086,230
        2,400    5.250%, 12/01/17 - MBIA Insured                                     12/13 at 100.00         AAA          2,579,784
        2,000    5.250%, 12/01/18 - MBIA Insured                                     12/13 at 100.00         AAA          2,138,620

        3,500   Philadelphia Municipal Authority, Pennsylvania, Lease                11/13 at 100.00         AAA          3,727,745
                 Revenue Bonds, Series 2003B, 5.250%, 11/15/17 -
                 FSA Insured

        4,500   Pittsburgh and Allegheny County Public Auditorium Authority,          8/09 at 101.00         AAA          4,115,070
                 Pennsylvania, Hotel Room Excise Tax Revenue Bonds,
                 Series 1999, 4.500%, 2/01/29 - AMBAC Insured

        2,405   Puerto Rico Highway and Transportation Authority, Highway               No Opt. Call         AAA          2,691,892
                 Revenue Bonds, Series 2003AA, 5.500%, 7/01/19 -
                 MBIA Insured

                Southeastern Transportation Authority, Pennsylvania, Special
                Revenue Bonds, Series 1999A:
        1,000    5.250%, 3/01/16 - FGIC Insured                                       3/09 at 101.00         AAA          1,066,960
        5,375    4.750%, 3/01/29 - FGIC Insured                                       3/09 at 101.00         AAA          5,108,669

                York County School of Technology Authority, Pennsylvania,
                Lease Revenue Bonds, Series 2003:
        1,000    5.375%, 2/15/20 - FGIC Insured                                       2/13 at 100.00         Aaa          1,061,560
        1,000    5.500%, 2/15/22 - FGIC Insured                                       2/13 at 100.00         Aaa          1,063,060


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 16.3%

        2,300   Allegheny County, Pennsylvania, Airport Revenue Refunding             1/08 at 101.00         AAA          2,376,613
                 Bonds, Pittsburgh International Airport, Series 1997A,
                 5.250%, 1/01/16 (Alternative Minimum Tax) - MBIA Insured

        1,500   Delaware River Joint Toll Bridge Commission, New Jersey               7/13 at 100.00          A2          1,577,985
                 and Pennsylvania, Revenue Bonds, Series 2003,
                 5.250%, 7/01/17

        4,600   Pennsylvania Economic Development Financing Authority,                6/12 at 102.00           A          4,618,584
                 Revenue Bonds, Amtrak 30th Street Station Parking Garage
                 Project, Series 2002, 5.875%, 6/01/33 (Alternative
                 Minimum Tax) - ACA Insured

        3,575   Pennsylvania Turnpike Commission, Pennsylvania Turnpike              12/11 at 101.00         AAA          3,536,068
                 Revenue Bonds, Series 2001R, 5.000%, 12/01/30 -
                 AMBAC Insured

       10,000   Philadelphia Authority for Industrial Development,                    7/11 at 101.00         AAA         10,035,600
                 Pennsylvania, Airport Revenue Bonds, Philadelphia Airport
                 System Project, Series 2001A, 5.250%, 7/01/28 (Alternative
                 Minimum Tax) - FGIC Insured

        6,525   Pittsburgh and Allegheny County Sports and Exhibition                12/06 at 100.00         Aaa          6,638,992
                 Authority, Pennsylvania, Parking Revenue Bonds,
                 Series 2001A, 5.350%, 12/01/26 - AMBAC Insured

        2,355   Scranton Parking Authority, Pennsylvania, Guaranteed Parking          9/13 at 100.00         AAA          2,324,526
                 Revenue Bonds, Series 2004, 5.000%, 9/15/33 - FGIC Insured

        7,000   Susquehanna Area Regional Airport Authority, Pennsylvania,            1/13 at 100.00         Aaa          6,859,300
                 Airport System Revenue Bonds, Series 2003B,
                 5.000%, 1/01/33 - AMBAC Insured


                                       49


                            Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY) (continued)
                                   Portfolio of INVESTMENTS June 30, 2004
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 19.8%

$       2,500   Bucks County, Pennsylvania, Bensalem Township School                  7/06 at 100.00         AAA     $    2,683,825
                 District, General Obligation Bonds, Series 1996,
                 5.875%, 7/15/16 (Pre-refunded to 7/15/06) - FGIC Insured

                Butler County, Pennsylvania, General Obligation Bonds,
                Series 2003:
        1,000    5.250%, 7/15/19 (Pre-refunded to 7/15/13) - FGIC Insured             7/13 at 100.00         AAA          1,103,460
        1,000    5.250%, 7/15/21 (Pre-refunded to 7/15/13) - FGIC Insured             7/13 at 100.00         AAA          1,103,460
        1,200    5.250%, 7/15/23 (Pre-refunded to 7/15/13) - FGIC Insured             7/13 at 100.00         AAA          1,324,152

        2,110   Fayette County, Pennsylvania, General Obligation Bonds,              11/10 at 100.00         AAA          2,372,463
                 Series 2000, 5.625%, 11/15/28 (Pre-refunded to
                 11/15/10) - AMBAC Insured

       17,895   Harrisburg Authority, Dauphin County, Pennsylvania,                   9/07 at 100.00         AAA         19,521,834
                 Tax-Exempt Revenue Bonds, City of Harrisburg Project,
                 Series 1997-II, 5.625%, 9/15/22 (Pre-refunded to 9/15/07) -
                 MBIA Insured

        7,900   Montgomery County Higher Education and Health Authority               1/09 at 101.00         AAA          8,576,003
                 Revenue Bonds, Pennsylvania, Pottstown Healthcare
                 Corporation, Series 1998, 5.000%, 1/01/27 (Pre-refunded
                 to 1/01/09) - FSA Insured

        1,305   Pennsylvania Higher Educational Facilities Authority, College           No Opt. Call         Aaa          1,545,433
                 Revenue Bonds, Ninth Series 1976, 7.625%, 7/01/15

                Philadelphia Hospitals and Higher Education Facilities
                Authority, Pennsylvania, Hospital Revenue Bonds, Presbyterian
                Medical Center of Philadelphia, Series 1993:
        1,000    6.500%, 12/01/11                                                       No Opt. Call         AAA          1,144,930
        3,690    6.650%, 12/01/19                                                       No Opt. Call         AAA          4,415,454

        1,650   West View Borough, Municipal Authority, Allegheny County,               No Opt. Call         AAA          2,228,341
                 Pennsylvania, Special Obligation Bonds, Series 1985A,
                 9.500%, 11/15/14


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 14.5%

        1,125   Allegheny County Industrial Development Authority,                      No Opt. Call         AAA          1,140,165
                 Pennsylvania, Pollution Control Revenue Refunding Bonds,
                 Duquesne Light Company Project, Series 1999A,
                 4.350%, 12/01/13 - AMBAC Insured

        8,000   Beaver County Industrial Development Authority, Pennsylvania,         6/08 at 102.00         AAA          8,073,040
                 Exempt Facilities Revenue Bonds, Shippingport Project,
                 Series 1998A, 5.375%, 6/01/28 (Alternative Minimum Tax) -
                 AMBAC Insured

        3,485   Carbon County Industrial Development Authority, Pennsylvania,           No Opt. Call        BBB-          3,736,791
                 Resource Recovery Revenue Refunding Bonds, Panther
                 Creek Partners Project, Series 2000, 6.650%, 5/01/10
                 (Alternative Minimum Tax)

        7,590   Indiana County Industrial Development Authority,                      5/07 at 102.00         AAA          7,976,635
                 Pennsylvania, Pollution Control Revenue Bonds,
                 Metropolitan Edison Company Project, Series 1997A,
                 5.950%, 5/01/27 (Alternative Minimum Tax) -
                 AMBAC Insured

        2,000   Indiana County Industrial Development Authority,                      6/12 at 101.00        Baa1          1,997,380
                 Pennsylvania, Pollution Control Revenue Refunding
                 Bonds, PSEG Power LLC Project, Series 2001A,
                 5.850%, 6/01/27 (Alternative Minimum Tax)

        1,530   Montgomery County Industrial Development Authority,                     No Opt. Call         AAA          1,672,458
                 Pennsylvania, Resource Recovery Revenue Refunding
                 Bonds, Montenay Montgomery County Project,
                 Series 2002A, 5.250%, 11/01/13 - MBIA Insured

        5,750   Philadelphia Gas Works, Pennsylvania, Revenue Bonds,                  7/09 at 101.00         AAA          5,681,288
                 General Ordinance, Second Series 1999,
                 5.000%, 7/01/29 - FSA Insured

        1,000   Philadelphia Gas Works, Pennsylvania, Revenue Bonds,                  7/13 at 100.00         AAA          1,064,570
                 General Ordinance, Seventeenth Series 2003,
                 5.375%, 7/01/19 - FSA Insured

        2,240   Philadelphia Gas Works, Pennsylvania, Revenue Bonds,                  7/09 at 101.00         AAA          2,449,418
                 General Ordinance, Sixteenth Series 1975,
                 5.500%, 7/01/13 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 11.4%

        2,000   Allegheny County Sanitary Authority, Pennsylvania,                   12/10 at 101.00         AAA          2,085,040
                 Sewerage Revenue Bonds, Series 2000, 5.500%, 12/01/30 -
                 MBIA Insured

        1,000   Allegheny County Sanitary Authority, Pennsylvania,                   12/11 at 101.00         AAA          1,095,410
                 Sewerage Revenue Refunding Bonds, Series 2001,
                 5.375%, 12/01/13 - MBIA Insured

        4,000   Bucks County Industrial Development Authority, Pennsylvania,          3/12 at 100.00         AAA          4,084,240
                 Water Facility Revenue Bonds, Pennsylvania Suburban Water
                 Company Project, Series 2002, 5.550%, 9/01/32 (Alternative
                 Minimum Tax) - FGIC Insured

        1,615   Delaware County Regional Water Quality Authority,                     5/14 at 100.00         Aaa          1,679,697
                 Pennsylvania, Sewer Revenue Bonds, Series 2004,
                 5.250%, 5/01/23 (WI, settling 7/08/04) - MBIA Insured


                                       50

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       1,315   Lancaster Area Sewer Authority, Pennsylvania, Sewer Revenue           4/14 at 100.00         AAA     $    1,347,033
                 Bonds, Series 2004, 5.000%, 4/01/21 - MBIA Insured

        3,360   Mercer County Industrial Development Authority, Pennsylvania,         7/10 at 100.00         AAA          3,552,158
                 Water Facility Revenue Bonds, Consumers Water Company,
                 Shenango Valley Division Project, Series 2000,
                 6.000%, 7/01/30 (Alternative Minimum Tax) -MBIA Insured

                Norristown Municipal Waste Authority, Pennsylvania, Sewer
                Revenue Bonds, Series 2003:
        1,140    5.125%, 11/15/22 - FGIC Insured                                     11/13 at 100.00         Aaa          1,207,078
        2,535    5.125%, 11/15/23 - FGIC Insured                                     11/13 at 100.00         Aaa          2,669,254

        5,500   Northumberland County Industrial Development Authority,              10/04 at 101.00         AA-          5,599,494
                 Pennsylvania, Exempt Facilities Revenue Bonds, Roaring
                 Creek Water Company Project, Series 1993,
                 6.375%, 10/15/23 (Alternative Minimum Tax)

        2,730   Philadelphia, Pennsylvania, Water and Wastewater Revenue                No Opt. Call         AAA          3,143,567
                 Bonds, Series 1995, 6.250%, 8/01/10 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
$     348,030   Total Long-Term Investments (cost $334,642,844) - 149.5%                                                347,594,532
------------------------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.3%                                                                      2,960,531
------------------------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (50.8)%                                                       (118,100,000)
------------------------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  232,455,063
====================================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates
                         (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    N/R  Investment is not rated.

                    (DD) Security purchased on a delayed delivery basis.

                    (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.


                                       51


                            Nuveen Pennsylvania Dividend Advantage Municipal Fund (NXM)
                            Portfolio of
                                    INVESTMENTS June 30, 2004
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 2.4%

$       1,200   Pennsylvania Economic Development Financing Authority,                  No Opt. Call         AA-     $    1,209,936
                 Solid Waste Disposal Revenue Bonds, Procter & Gamble
                 Paper Project, Series 2001, 5.375%, 3/01/31 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 30.5%

        2,250   Bucks County Industrial Development Authority, Pennsylvania,          9/11 at 100.00         Aaa          2,256,818
                 Revenue Bonds, George School Project, Series 2001,
                 5.125%, 9/15/31 - AMBAC Insured

        1,325   Delaware County Authority, Pennsylvania, College Revenue             10/11 at 100.00        BBB-          1,332,195
                 Refunding Bonds, Neumann College, Series 2001,
                 6.000%, 10/01/31

        1,310   Delaware County Authority, Pennsylvania, Revenue Refunding            8/13 at 100.00         AAA          1,410,398
                 Bonds, Villanova University, Series 2003, 5.250%, 8/01/16 -
                 FGIC Insured

        2,370   Montgomery County Industrial Development Authority,                   8/07 at 100.00         AAA          2,402,753
                 Pennsylvania, Revenue Bonds, Hill School Project,
                 Series 1997, 5.350%, 8/15/27 - MBIA Insured

        1,000   Pennsylvania Higher Educational Facilities Authority,                 6/12 at 100.00         Aaa          1,029,410
                 State System of Higher Education Revenue Bonds,
                 Series 2002W, 5.000%, 6/15/19 - AMBAC Insured

        1,090   Pennsylvania Higher Educational Facilities Authority,                 1/13 at 100.00          A1          1,163,924
                 Revenue Bonds, Thomas Jefferson University,
                 Series 2002, 5.500%, 1/01/16

        1,500   Pennsylvania Higher Educational Facilities Authority,                 7/11 at 100.00          AA          1,503,900
                 Revenue Bonds, Moravian College, Series 2001,
                 5.375%, 7/01/31 - RAAI Insured

        3,000   Pennsylvania State University, General Obligation Refunding             No Opt. Call          AA          3,285,750
                 Bonds, Series 2002, 5.250%, 8/15/14

        1,000   West Cornwall Township Municipal Authority, Pennsylvania,            12/11 at 100.00        BBB+          1,008,630
                 College Revenue Bonds, Elizabethtown College Project,
                 Series 2001, 6.000%, 12/15/27


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 16.4%

          400   Allegheny County Hospital Development Authority,                     11/10 at 102.00           B            447,768
                 Pennsylvania, Revenue Bonds, West Penn Allegheny
                 Health System, Series 2000B, 9.250%, 11/15/30

        2,500   Chester County Health and Educational Facilities Authority,           5/08 at 101.00         AA-          2,496,575
                 Pennsylvania, Health System Revenue Bonds, Jefferson
                 Health System, Series 1997B, 5.375%, 5/15/27

          250   Lehigh County General Purpose Authority, Pennsylvania,               11/14 at 100.00           A            248,318
                 Revenue Bonds, Good Shepherd Group, Series 2004A,
                 5.500%, 11/01/24

          600   Lehigh County General Purpose Authority, Pennsylvania,                8/13 at 100.00         BBB            563,904
                 Hospital Revenue Bonds, St. Luke's Hospital of Bethlehem,
                 Series 2003, 5.375%, 8/15/33

        2,150   Pennsylvania Higher Educational Facilities Authority,                 1/11 at 101.00           A          2,233,700
                 Revenue Bonds, UPMC Health System, Series 2001A,
                 6.000%, 1/15/31

        1,000   Washington County Hospital Authority, Pennsylvania, Revenue           6/12 at 101.00          A3          1,041,420
                 Bonds, Monongahela Valley Hospital Project, Series 2002,
                 5.500%, 6/01/17

        1,250   West Shore Area Hospital Authority, Cumberland County,                1/12 at 100.00        BBB+          1,267,525
                 Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital
                 of the Sisters of Christian Charity Project, Series 2001,
                 6.250%, 1/01/32


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 3.6%

        1,795   Allegheny County Residential Finance Authority, Pennsylvania,        11/08 at 102.00         Aaa          1,810,850
                 Single Family Mortgage Revenue Bonds, Series 1998-DD2,
                 5.400%, 11/01/29 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS - 6.7%

        2,000   Pennsylvania Economic Development Financing Authority,                5/11 at 101.00          A3          2,015,300
                 Exempt Facilities Revenue Bonds, Amtrak Project,
                 Series 2001A, 6.250%, 11/01/31 (Alternative Minimum Tax)

        1,250   Pennsylvania Industrial Development Authority, Economic               7/12 at 101.00         AAA          1,362,663
                 Development Revenue Bonds, Series 2002, 5.500%, 7/01/17 -
                 AMBAC Insured


                                       52

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 11.9%

$       1,000   Cumberland County Municipal Authority, Pennsylvania,                  1/13 at 101.00         N/R     $    1,002,050
                 Retirement Community Revenue Bonds, Wesley Affiliated
                 Services, Inc., Series 2002A, 7.125%, 1/01/25

        2,100   Lancaster County Hospital Authority, Pennsylvania, Health            12/11 at 100.00          A-          2,141,580
                 Center Revenue Bonds, Willow Valley Retirement
                 Communities Project, Series 2001, 5.875%, 6/01/31

        2,875   Philadelphia Authority for Industrial Development,                    7/11 at 101.00         AAA          2,883,165
                 Pennsylvania, Revenue Bonds, Philadelphia Corporation
                 for the Aging Project, Series 2001B, 5.250%, 7/01/31 -
                 AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                MATERIALS - 7.4%

          750   Bucks County Industrial Development Authority, Pennsylvania,            No Opt. Call        BBB+            803,745
                 Environmental Improvement Revenue Bonds, USX Corp.
                 Project, Series 1995, 5.400%, 11/01/17 (Mandatory
                 put 11/01/11)

        3,000   Pennsylvania Economic Development Financing Authority,               11/08 at 102.00         N/R          2,923,440
                 Exempt Facilities Revenue Bonds, National Gypsum
                 Company, Series 1997B, 6.125%, 11/01/27 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 36.0%

        2,415   Bucks County, Pennsylvania, Central Bucks School District,            5/12 at 100.00         Aaa          2,613,441
                 General Obligation Bonds, Series 2002, 5.500%, 5/15/18 -
                 FGIC Insured

          250   Duquesne School District, Allegheny County, Pennsylvania,            10/05 at 100.00         AAA            256,775
                 General Obligation Bonds, Series 1998, 5.000%, 10/01/18 -
                 AMBAC Insured

        1,315   Lake-Lehman School District, Luzerne County, Pennsylvania,              No Opt. Call         AAA            424,771
                 General Obligation Bonds, Series 2001, 0.000%, 4/01/25 -
                 MBIA Insured

          750   Luzerne County, Pennsylvania, General Obligation Bonds,               5/13 at 100.00         Aaa            806,370
                 Series 2003A, 5.250%, 11/15/16 - MBIA Insured

        1,105   Oxford Area School District, Chester County, Pennsylvania,            2/12 at 100.00         AAA          1,198,671
                 General Obligation Bonds, Series 2001A, 5.500%, 2/15/17 -
                 FGIC Insured

        2,000   Pennsylvania General Obligation Bonds, Second Series 2001,            9/11 at 101.00          AA          2,147,420
                 5.000%, 9/15/13

        2,500   Philadelphia School District, Pennsylvania, General Obligation        8/12 at 100.00         AAA          2,698,450
                 Bonds, Series 2002B, 5.625%, 8/01/18 - FGIC Insured

        3,000   Pittsburgh School District, Allegheny County, Pennsylvania,             No Opt. Call         AAA          3,335,130
                 General Obligation Refunding Bonds, Series 2002A,
                 5.500%, 9/01/14 - FSA Insured

        9,270   Reading School District, Berks County, Pennsylvania, General           7/11 at 54.58         AAA          3,433,793
                 Obligation Bonds, Series 2001A, 0.000%, 1/15/22 -
                 FGIC Insured

        1,230   Stroudsburg Area School District, Monroe County,                      4/12 at 100.00         AAA          1,297,379
                 Pennsylvania, General Obligation Bonds, Series 2001A,
                 5.000%, 4/01/15 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 9.5%

        1,000   Pennsylvania Turnpike Commission, Oil Franchise Tax Senior           12/13 at 100.00         AAA          1,086,230
                 Lien Revenue Bonds, Series 2003A, 5.250%, 12/01/15 -
                 MBIA Insured

        1,500   Philadelphia Redevelopment Authority, Pennsylvania, Revenue           4/12 at 100.00         AAA          1,615,530
                 Bonds, Philadelphia Neighborhood Transformation Initiative,
                 Series 2002A, 5.500%, 4/15/19 - FGIC Insured

        1,000   Philadelphia Municipal Authority, Pennsylvania, Lease Revenue        11/13 at 100.00         AAA          1,065,070
                 Bonds, Series 2003B, 5.250%, 11/15/17 - FSA Insured

          700   Puerto Rico Highway and Transportation Authority, Highway               No Opt. Call         AAA            783,503
                 Revenue Bonds, Series 2003AA, 5.500%, 7/01/19 - MBIA Insured

          250   Southeastern Transportation Authority, Pennsylvania,                  3/09 at 101.00         AAA            266,740
                 Special Revenue Bonds, Series 1999A, 5.250%, 3/01/16 -
                 FGIC Insured


                                       53


                            Nuveen Pennsylvania Dividend Advantage Municipal Fund (NXM) (continued)
                                   Portfolio of INVESTMENTS June 30, 2004
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 10.5%

$         300   Delaware River Joint Toll Bridge Commission, New Jersey               7/13 at 100.00          A2     $      315,597
                 and Pennsylvania, Revenue Bonds, Series 2003,
                 5.250%, 7/01/17

        1,000   Pennsylvania Economic Development Financing Authority,                6/12 at 102.00           A          1,004,040
                 Revenue Bonds, Amtrak 30th Street Station Parking Garage
                 Project, Series 2002, 5.875%, 6/01/33 (Alternative
                 Minimum Tax) - ACA Insured

        1,750   Philadelphia Authority for Industrial Development,                    7/11 at 101.00         AAA          1,756,230
                 Pennsylvania, Airport Revenue Bonds, Philadelphia
                 Airport System Project, Series 2001A, 5.250%, 7/01/28
                 (Alternative Minimum Tax) - FGIC Insured

        2,210   Pittsburgh and Allegheny County Sports and Exhibition                12/06 at 100.00         Aaa          2,240,631
                 Authority, Pennsylvania, Parking Revenue Bonds,
                 Series 2001A, 5.375%, 12/01/30 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 11.8%

          500   Allegheny County Industrial Development Authority,                      No Opt. Call         AAA            506,740
                 Pennsylvania, Pollution Control Revenue Refunding Bonds,
                 Duquesne Light Company Project, Series 1999A,
                 4.350%, 12/01/13 - AMBAC Insured

        3,100   Montgomery County Industrial Development Authority,                     No Opt. Call         AAA          3,354,353
                 Pennsylvania, Resource Recovery Revenue Refunding
                 Bonds, Montenay Montgomery County Project,
                 Series 2002A, 5.000%, 11/01/10 - MBIA Insured

                Philadelphia Gas Works, Pennsylvania, Revenue Bonds,
                General Ordinance, Fourth Series 1998:
        1,000    5.250%, 8/01/18 - FSA Insured                                        8/13 at 100.00         AAA          1,058,070
        1,000    5.250%, 8/01/19 - FSA Insured                                        8/13 at 100.00         AAA          1,052,720
------------------------------------------------------------------------------------------------------------------------------------
$      78,110   Total Long-Term Investments (cost $71,194,737) - 146.7%                                                  74,163,371
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.8%                                                                      1,385,791
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (49.5)%                                                        (25,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $   50,549,162
                ====================================================================================================================


                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates
                         (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.


                                       54


                            Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (NVY)
                            Portfolio of
                                    INVESTMENTS June 30, 2004
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 22.2%

$         700   Allegheny County Higher Education Building Authority,                 9/04 at 100.00         AA-     $      702,597
                 Pennsylvania, Revenue Bonds, Carnegie Mellon University,
                 Series 2002, 5.450%, 3/01/27

        1,500   Allegheny County Higher Education Building Authority,                   No Opt. Call        Baa3          1,504,590
                 Pennsylvania, College Revenue Refunding Bonds, Robert
                 Morris College, Series 1998A, 6.000%, 5/01/28

        1,435   Delaware County Authority, Pennsylvania, Revenue Refunding            8/13 at 100.00         AAA          1,537,143
                 Bonds, Villanova University, Series 2003,
                 5.250%, 8/01/17 - FGIC Insured

           20   Montgomery County Industrial Development Authority,                   8/07 at 100.00         AAA             20,276
                 Pennsylvania, Revenue Bonds, Hill School Project,
                 Series 1997, 5.350%, 8/15/27 - MBIA Insured

        2,000   Pennsylvania Higher Educational Facilities Authority,                 7/11 at 101.00         AAA          1,975,120
                 Revenue Bonds, Temple University, Series 2001,
                 5.000%, 7/15/31 - MBIA Insured

        5,000   Pennsylvania State University, General Obligation Refunding             No Opt. Call          AA          5,496,250
                 Bonds, Series 2002, 5.250%, 8/15/12

        1,000   Union County, Higher Education Facilities Financing                   4/13 at 100.00         Aa3          1,053,330
                 Authority, Pennsylvania, Revenue Bonds, Bucknell
                 University, Series 2002A, 5.250%, 4/01/20


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 11.2%

                Allegheny County Hospital Development Authority, Pennsylvania,
                Revenue Bonds, West Penn Allegheny Health System, Series 2000B:
          100    9.250%, 11/15/22                                                    11/10 at 102.00           B            111,942
          300    9.250%, 11/15/30                                                    11/10 at 102.00           B            335,826

        2,000   Chester County Health and Educational Facilities Authority,           5/08 at 101.00         AA-          1,997,260
                 Pennsylvania, Health System Revenue Bonds, Jefferson
                 Health System, Series 1997B, 5.375%, 5/15/27

          600   Lehigh County General Purpose Authority, Pennsylvania,                8/13 at 100.00         BBB            563,904
                 Hospital Revenue Bonds, St. Luke's Hospital of Bethlehem,
                 Series 2003, 5.375%, 8/15/33

        1,000   Philadelphia Hospitals and Higher Education Facilities               11/04 at 101.00         BBB          1,008,120
                 Authority, Pennsylvania, Hospital Revenue Bonds, Temple
                 University Hospital, Series 1993A, 6.625%, 11/15/23

        1,450   Washington County Hospital Authority, Pennsylvania, Revenue           6/12 at 101.00          A3          1,550,079
                 Bonds, Monongahela Valley Hospital Project, Series 2002,
                 6.250%, 6/01/22

          600   West Shore Area Hospital Authority, Cumberland County,                1/12 at 100.00        BBB+            608,412
                 Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital
                 of the Sisters of Christian Charity Project, Series 2001,
                 6.250%, 1/01/32


------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS - 5.9%

        3,000   Pennsylvania Industrial Development Authority, Economic               7/12 at 101.00         AAA          3,249,150
                 Development Revenue Bonds, Series 2002, 5.500%, 7/01/19 -
                 AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 5.7%

          960   Allegheny County Residential Finance Authority, Pennsylvania,         5/12 at 102.00         Aaa            980,256
                 Health Care Facilities Revenue Bonds, GNMA Collateralized -
                 Lemington Home for the Aged Project, Series 2002A,
                 5.750%, 5/20/37

        1,155   Bucks County Industrial Development Authority, Pennsylvania,         10/12 at 101.00        BBB+          1,168,848
                 Revenue Bonds, Pennswood Village Project, Series 2002A,
                 6.000%, 10/01/34

        1,000   Cumberland County Municipal Authority, Pennsylvania,                  1/13 at 101.00         N/R          1,002,050
                 Retirement Community Revenue Bonds, Wesley Affiliated
                 Services, Inc., Series 2002A, 7.125%, 1/01/25


------------------------------------------------------------------------------------------------------------------------------------
                MATERIALS - 1.9%

        1,000   Bucks County Industrial Development Authority, Pennsylvania,            No Opt. Call        BBB+          1,071,660
                 Environmental Improvement Revenue Bonds, USX Corp.
                 Project, Series 1995, 5.400%, 11/01/17 (Mandatory
                 put 11/01/11)


                                       55

                            Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (NVY) (continued)
                                   Portfolio of INVESTMENTS June 30, 2004
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 32.1%

$       1,500   Ambridge Area School District, Beaver County, Pennsylvania,          11/12 at 100.00         AAA     $    1,532,865
                 General Obligation Bonds, Series 2002B, 5.125%, 5/01/23 -
                 FGIC Insured

        1,740   Butler County, Pennsylvania, Butler Area School District,            10/12 at 100.00         AAA          1,793,627
                 General Obligation Bonds, Series 2002A, 5.375%, 10/01/26 -
                 FGIC Insured

                Greensburg Salem School District, Westmoreland County,
                Pennsylvania, General Obligation Refunding Bonds, Series 2002:
          725    5.375%, 9/15/15 - FGIC Insured                                       9/12 at 100.00         AAA            785,994
        1,000    5.375%, 9/15/16 - FGIC Insured                                       9/12 at 100.00         AAA          1,079,940

        4,280   Lehigh County, Pennsylvania, General Obligation Bonds,               11/11 at 100.00         Aa3          4,513,346
                 Series 2001, 5.000%, 11/15/15

        1,100   Luzerne County, Pennsylvania, General Obligation Bonds,               11/12 at 57.97         Aaa            416,361
                 Series 2002B, 0.000%, 11/15/21 - MBIA Insured

        4,000   Pennsylvania General Obligation Bonds, Second Series 2001,            9/11 at 101.00          AA          4,240,760
                 5.000%, 9/15/15

        3,170   Philadelphia School District, Pennsylvania, General Obligation        8/12 at 100.00         AAA          3,421,635
                 Bonds, Series 2002B, 5.625%, 8/01/18 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 37.4%

        4,000   Delaware Valley Regional Finance Authority, Pennsylvania,               No Opt. Call         AA-          4,498,640
                 Local Government Revenue Bonds, Series 2002,
                 5.750%, 7/01/17

        2,000   Grove City Area Hospital Authority, Mercer County,                    3/12 at 100.00         AAA          2,032,720
                 Pennsylvania, County Guaranteed Revenue Bonds, Woodland
                 Place Project, Series 2002, 5.400%, 3/01/31 - FGIC Insured

        4,000   Harrisburg Parking Authority, Pennsylvania, Guaranteed                9/11 at 100.00         Aaa          4,049,000
                 Revenue Refunding Bonds, Series 2001J, 5.000%, 9/01/22 -
                 MBIA Insured

        1,000   Pennsylvania Turnpike Commission, Oil Franchise Tax Senior           12/13 at 100.00         AAA          1,086,230
                 Lien Revenue Bonds, Series 2003A, 5.250%, 12/01/15 -
                 MBIA Insured

        2,945   Pennsylvania Turnpike Commission, Registration Fee Revenue            7/11 at 101.00         AAA          3,078,085
                 Bonds, Series 2001, 5.500%, 7/15/33 - AMBAC Insured

        2,000   Philadelphia Authority for Industrial Development,                   10/11 at 101.00         AAA          2,004,100
                 Pennsylvania, Lease Revenue Bonds, Series 2001B,
                 5.125%, 10/01/26 - FSA Insured

                Philadelphia Redevelopment Authority, Pennsylvania, Revenue
                Bonds, Philadelphia Neighborhood Transformation Initiative,
                Series 2002A:
        1,000    5.500%, 4/15/18 - FGIC Insured                                       4/12 at 100.00         AAA          1,081,830
        1,750    5.500%, 4/15/22 - FGIC Insured                                       4/12 at 100.00         AAA          1,853,793

          700   Puerto Rico Highway and Transportation Authority, Highway               No Opt. Call         AAA            783,503
                 Revenue Bonds, Series 2003AA, 5.500%, 7/01/19 -
                 MBIA Insured

          250   Southeastern Transportation Authority, Pennsylvania, Special          3/09 at 101.00         AAA            266,740
                 Revenue Bonds, Series 1999A, 5.250%, 3/01/16 -
                 FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 4.1%

          300   Delaware River Joint Toll Bridge Commission, New Jersey               7/13 at 100.00          A2            315,597
                 and Pennsylvania, Revenue Bonds, Series 2003,
                 5.250%, 7/01/17

        1,000   Pennsylvania Economic Development Financing Authority,                6/12 at 102.00           A          1,004,040
                 Revenue Bonds, Amtrak 30th Street Station Parking
                 Garage Project, Series 2002, 5.875%, 6/01/33 (Alternative
                 Minimum Tax) - ACA Insured

        1,000   Susquehanna Area Regional Airport Authority, Pennsylvania,            1/13 at 100.00         Aaa            967,120
                 Airport System Revenue Bonds, Series 2003A,
                 5.000%, 1/01/28 (Alternative Minimum Tax) - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 7.8%

        2,000   Adams County, Pennsylvania, General Obligation Bonds,                 5/11 at 100.00         AAA          2,233,000
                 Series 2001, 5.500%, 11/15/26 (Pre-refunded to
                 5/15/11) - FGIC Insured

        2,000   Philadelphia School District, Pennsylvania, General Obligation        2/12 at 100.00         AAA          2,077,100
                 Bonds, Series 2002A, 5.500%, 2/01/31 (Pre-refunded to
                 2/01/12) - FSA Insured


                                       56

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 10.7%

$       3,135   Montgomery County Industrial Development Authority,                     No Opt. Call         AAA     $    3,392,227
                 Pennsylvania, Resource Recovery Revenue Refunding Bonds,
                 Montenay Montgomery County Project, Series 2002A,
                 5.000%, 11/01/10 - MBIA Insured

        2,420   Philadelphia Gas Works, Pennsylvania, Revenue Bonds,                  8/13 at 100.00         AAA          2,534,731
                 General Ordinance, Fourth Series 1998, 5.250%, 8/01/20 -
                 FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 8.3%

        4,500   Bucks County Industrial Development Authority, Pennsylvania,          3/12 at 100.00         AAA          4,594,770
                 Water Facility Revenue Bonds, Pennsylvania Suburban Water
                 Company Project, Series 2002, 5.550%, 9/01/32 (Alternative
                 Minimum Tax) - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
$      78,335   Total Long-Term Investments (cost $79,169,974) - 147.3%                                                  81,574,567
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 1.4%

          750   Erie County Hospital Authority, Pennsylvania, Revenue Bonds,                              VMIG-1            750,000
                 Hamot Health Foundation, Variable Rate Demand Obligations,
                 Series 1998B, 1.100%, 5/15/20 - AMBAC Insured+
------------------------------------------------------------------------------------------------------------------------------------
$         750   Total Short-Term Investments (cost $750,000)                                                                750,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $79,919,974) - 148.7%                                                            82,324,567
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.8%                                                                      1,545,758
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.5)%                                                        (28,500,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $  55,370,325
                ====================================================================================================================


                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates
                         (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    N/R  Investment is not rated.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.


                                       57


                        Statement of
                            ASSETS AND LIABILITIES June 30, 2004
                                                            NEW JERSEY           NEW JERSEY          NEW JERSEY          NEW JERSEY
                                                            INVESTMENT              PREMIUM            DIVIDEND            DIVIDEND
                                                               QUALITY               INCOME           ADVANTAGE         ADVANTAGE 2
                                                                 (NQJ)                (NNJ)               (NXJ)               (NUJ)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market value (cost $447,772,044,
   $263,466,248, $140,353,684 and
   $98,357,661, respectively)                             $454,570,397         $272,304,162        $142,888,394        $ 99,734,244
Cash                                                           181,548                   --             442,366             533,937
Receivables:
   Interest                                                  6,833,781            4,147,522           2,310,688           1,507,415
   Investments sold                                          2,265,239              615,000                  --                  --
Other assets                                                    18,240               19,348               7,580               8,154
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                         463,869,205          277,086,032         145,649,028         101,783,750
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                      --              180,624                  --                  --
Payable for investments purchased                            1,855,059              293,769           1,935,797           1,311,996
Accrued expenses:
   Management fees                                             239,256              144,764              40,811              28,630
   Other                                                        90,598               99,483              20,070              17,157
Preferred share dividends payable                               12,893               14,458               1,511               7,272
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                      2,197,806              733,098           1,998,189           1,365,055
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                     162,000,000           91,600,000          48,000,000          34,500,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                    $299,671,399         $184,752,934        $ 95,650,839        $ 65,918,695
====================================================================================================================================
Common shares outstanding                                   20,394,768           12,039,329           6,554,816           4,509,839
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                  $      14.69         $      15.35        $      14.59        $      14.62
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                   $    203,948         $    120,393        $     65,548        $     45,098
Paid-in surplus                                            287,649,009          171,866,559          93,046,329          63,945,160
Undistributed (Over-distribution of) net investment income   2,868,612            2,164,292             899,542             445,202
Accumulated net realized gain (loss) from investments        2,151,477            1,763,776            (895,290)            106,652
Net unrealized appreciation of investments                   6,798,353            8,837,914           2,534,710           1,376,583
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                    $299,671,399         $184,752,934        $ 95,650,839        $ 65,918,695
====================================================================================================================================
Authorized shares:
   Common                                                  200,000,000          200,000,000           Unlimited           Unlimited
   Preferred                                                 1,000,000            1,000,000           Unlimited           Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.


                                       58

                                                          PENNSYLVANIA         PENNSYLVANIA        PENNSYLVANIA        PENNSYLVANIA
                                                            INVESTMENT              PREMIUM            DIVIDEND            DIVIDEND
                                                               QUALITY             INCOME 2           ADVANTAGE         ADVANTAGE 2
                                                                 (NQP)                (NPY)               (NXM)               (NVY)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market value (cost
   $359,774,582, $334,642,844,
   $71,194,737 and $79,919,974, respectively)             $369,524,955         $347,594,532         $74,163,371         $82,324,567
Cash                                                         3,458,983              748,597             356,425             280,656
Receivables:
   Interest                                                  5,123,491            5,138,428           1,054,632           1,296,610
   Investments sold                                                 --               95,000                  --                  --
Other assets                                                    21,444               32,492               8,646               8,210
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                         378,128,873          353,609,049          75,583,074          83,910,043
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                      --                   --                  --                  --
Payable for investments purchased                            2,546,043            2,742,016                  --                  --
Accrued expenses:
   Management fees                                             194,995              182,556              21,546              23,916
   Other                                                        84,340              116,261              11,954              14,007
Preferred share dividends payable                               16,392               13,153                 412               1,795
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                      2,841,770            3,053,986              33,912              39,718
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                     132,000,000          118,100,000          25,000,000          28,500,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                    $243,287,103         $232,455,063         $50,549,162         $55,370,325
====================================================================================================================================
Common shares outstanding                                   16,301,498           15,774,977           3,299,790           3,724,790
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                  $      14.92         $      14.74         $     15.32         $     14.87
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                   $    163,015         $    157,750         $    32,998         $    37,248
Paid-in surplus                                            230,742,391          215,725,252          46,805,412          52,797,233
Undistributed (Over-distribution of) net investment income   1,231,310            2,530,339             593,042             (19,053)
Accumulated net realized gain (loss) from investments        1,400,014            1,090,034             149,076             150,304
Net unrealized appreciation of investments                   9,750,373           12,951,688           2,968,634           2,404,593
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                    $243,287,103         $232,455,063         $50,549,162         $55,370,325
====================================================================================================================================
Authorized shares:
   Common                                                    Unlimited            Unlimited           Unlimited           Unlimited
   Preferred                                                 Unlimited            Unlimited           Unlimited           Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.


                                       59


                        Statement of
                             OPERATIONS Year Ended June 30, 2004
                                                            NEW JERSEY           NEW JERSEY          NEW JERSEY          NEW JERSEY
                                                            INVESTMENT              PREMIUM            DIVIDEND            DIVIDEND
                                                               QUALITY               INCOME           ADVANTAGE         ADVANTAGE 2
                                                                 (NQJ)                (NNJ)               (NXJ)               (NUJ)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                         $ 24,302,220         $ 14,153,302         $ 7,308,381          $5,180,644
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                              2,994,179            1,813,391             946,500             663,883
Preferred shares - auction fees                                406,659              230,018             120,391              86,531
Preferred shares - dividend disbursing agent fees               30,082               30,082              10,028              10,028
Shareholders' servicing agent fees and expenses                 54,376               29,383               2,018                 935
Custodian's fees and expenses                                  111,917               65,365              32,584              28,051
Directors'/Trustees' fees and expenses                          11,144                5,691               3,312               2,164
Professional fees                                               24,841               17,343              14,721              12,325
Shareholders' reports - printing and mailing expenses           52,486               24,812              13,496              14,516
Stock exchange listing fees                                     13,497               13,262                 580                 399
Investor relations expense                                      20,978                9,894              13,754               8,731
Other expenses                                                  33,150               15,091              15,218              19,700
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit
   and expense reimbursement                                 3,753,309            2,254,332           1,172,602             847,263
   Custodian fee credit                                         (9,553)              (5,866)             (5,115)             (4,510)
   Expense reimbursement                                            --                   --            (438,059)           (306,408)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                  3,743,756           2,248,466             729,428             536,345
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                        20,558,464          11,904,836           6,578,953           4,644,299
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain from investments                           5,219,194            3,841,083             406,876             184,368
Change in net unrealized appreciation (depreciation)
   of investments                                          (20,391,457)         (13,401,493)         (5,455,331)         (3,908,064)
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                           (15,172,263)          (9,560,410)         (5,048,455)         (3,723,696)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                  (1,019,897)            (596,849)           (359,649)           (250,791)
From accumulated net realized gains from investments          (272,572)            (114,819)                 --             (18,535)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders             (1,292,469)            (711,668)           (359,649)           (269,326)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares from operations                                 $  4,093,732         $  1,632,758         $ 1,170,849          $  651,277
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                       60

                                                           PENNSYLVANIA         PENNSYLVANIA        PENNSYLVANIA        PENNSYLVANIA
                                                             INVESTMENT              PREMIUM            DIVIDEND            DIVIDEND
                                                                QUALITY             INCOME 2           ADVANTAGE         ADVANTAGE 2
                                                                 (NQP)                 (NPY)               (NXM)               (NVY)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                         $ 19,061,143         $ 18,361,606         $ 3,825,724         $ 4,100,210
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                              2,438,416            2,289,102             500,490             556,420
Preferred shares - auction fees                                331,415              296,998              62,703              67,965
Preferred shares - dividend disbursing agent fees               30,082               30,082              10,028              10,028
Shareholders' servicing agent fees and expenses                 61,756               48,402               1,821               2,335
Custodian's fees and expenses                                   84,761               76,741              17,097              20,404
Directors'/Trustees' fees and expenses                           9,141                8,469               1,707               1,788
Professional fees                                               21,910               22,264              10,891              11,482
Shareholders' reports - printing and mailing expenses           41,041               30,460               8,541              14,117
Stock exchange listing fees                                     13,382               13,269                 292                 330
Investor relations expense                                      16,124               16,525               6,600               7,382
Other expenses                                                  29,259               12,853              10,724              12,995
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit
   and expense reimbursement                                 3,077,287            2,845,165             630,894             705,246
   Custodian fee credit                                        (15,473)             (25,293)             (5,254)             (3,207)
   Expense reimbursement                                            --                   --            (230,995)           (256,809)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                 3,061,814            2,819,872             394,645             445,230
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                       15,999,329           15,541,734           3,431,079           3,654,980
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain from investments                           2,709,764            1,921,255             265,020             201,991
Change in net unrealized appreciation (depreciation)
   of investments                                          (18,659,657)         (14,322,786)         (2,825,573)         (3,455,178)
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                           (15,949,893)         (12,401,531)         (2,560,553)         (3,253,187)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                    (958,666)            (799,594)           (168,884)           (199,429)
From accumulated net realized gains from investments           (18,006)            (131,627)            (40,997)            (49,773)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders               (976,672)            (931,221)           (209,881)           (249,202)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares from operations                                  $  (927,236)        $  2,208,982         $   660,645         $   152,591
====================================================================================================================================

                                 See accompanying notes to financial statements.


                                       61

                        Statement of
                              CHANGES IN NET ASSETS

                                          NEW JERSEY                         NEW JERSEY                         NEW JERSEY
                                    INVESTMENT QUALITY (NQJ)              PREMIUM INCOME (NNJ)            DIVIDEND ADVANTAGE (NXJ)
                                 -----------------------------      ------------------------------      ----------------------------
                                   YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED      YEAR ENDED
                                      6/30/04          6/30/03           6/30/04           6/30/03          6/30/04         6/30/03
-------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income            $ 20,558,464     $ 21,238,667      $ 11,904,836      $ 12,482,999      $ 6,578,953     $ 6,802,978
Net realized gain (loss)
   from investments                 5,219,194        1,346,875         3,841,083         1,350,825          406,876      (1,018,294)
Change in net unrealized
   appreciation (depreciation)
   of investments                 (20,391,457)      10,671,351       (13,401,493)        6,255,134       (5,455,331)      6,715,619
Distributions to Preferred
   Shareholders:
   From net investment income      (1,019,897)      (1,419,468)         (596,849)         (886,855)        (359,649)       (452,229)
   From accumulated net
     realized gains
     from investments                (272,572)        (169,479)         (114,819)               --               --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to Common shares
   from operations                  4,093,732       31,667,946         1,632,758        19,202,103        1,170,849      12,048,074
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income        (19,523,339)     (18,736,412)      (11,259,998)      (11,026,672)      (6,144,941)     (5,713,922)
From accumulated net realized gains
   from investments                (4,021,804)      (1,345,170)       (1,617,686)               --               --              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders         (23,545,143)     (20,081,582)      (12,877,684)      (11,026,672)      (6,144,941)     (5,713,922)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares        --               --                --                --            1,664              --
   Net proceeds from shares
     issued to shareholders due to
     reinvestment of distributions  2,153,223          575,330           429,837                --          121,525              --
Preferred shares offering costs            --               --                --                --               --          37,290
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions       2,153,223          575,330           429,837                --          123,189          37,290
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to Common shares    (17,298,188)      12,161,694       (10,815,089)        8,175,431       (4,850,903)      6,371,442
Net assets applicable to
   Common shares at the
   beginning of year              316,969,587      304,807,893       195,568,023       187,392,592      100,501,742      94,130,300
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year     $299,671,399     $316,969,587      $184,752,934      $195,568,023     $ 95,650,839    $100,501,742
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of year                   $  2,868,612     $  2,854,424      $  2,164,292      $  2,138,313     $    899,542    $    831,478
====================================================================================================================================


                                 See accompanying notes to financial statements.


                                       62

                                           NEW JERSEY                       PENNSYLVANIA                      PENNSYLVANIA
                                  DIVIDEND  ADVANTAGE 2 (NUJ)          INVESTMENT QUALITY (NQP)           PREMIUM INCOME 2 (NPY)
                                 -----------------------------      ------------------------------      ----------------------------
                                   YEAR ENDED       YEAR ENDED        YEAR ENDED         YEAR ENDED       YEAR ENDED      YEAR ENDED
                                      6/30/04          6/30/03           6/30/04           6/30/03          6/30/04         6/30/03
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income             $ 4,644,299      $ 4,719,256      $ 15,999,329      $ 16,535,941     $ 15,541,734    $ 16,321,628
Net realized gain (loss)
   from investments                   184,368          345,915         2,709,764         1,884,672        1,921,255       1,698,255
Change in net unrealized
   appreciation (depreciation)
   of investments                  (3,908,064)       4,054,385       (18,659,657)       17,527,987      (14,322,786)     10,810,137
Distributions to Preferred
   Shareholders:
   From net investment income        (250,791)        (345,886)         (958,666)       (1,392,205)        (799,594)     (1,223,173)
   From accumulated net
     realized gains
     from investments                 (18,535)         (20,192)          (18,006)               --         (131,627)             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                    651,277        8,753,478          (927,236)       34,556,395        2,208,982      27,606,847
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income         (4,138,773)      (4,137,816)      (14,918,893)      (14,842,385)     (14,966,175)    (14,623,151)
From accumulated net
   realized gains
   from investments                  (243,881)        (143,736)         (204,569)               --       (1,741,706)            --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders          (4,382,654)      (4,281,552)      (15,123,462)      (14,842,385)     (16,707,881)    (14,623,151)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares        --               --                --                --               --              --
   Net proceeds from shares
     issued to shareholders due to
     reinvestment of distributions     36,511            7,924           413,637           283,963          350,285          84,070
Preferred shares offering costs        (2,307)         (17,393)               --                --               --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions          34,204           (9,469)          413,637           283,963          350,285          84,070
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to Common shares     (3,697,173)       4,462,457       (15,637,061)       19,997,973      (14,148,614)     13,067,766
Net assets applicable to
   Common shares at the
   beginning of year               69,615,868       65,153,411       258,924,164       238,926,191      246,603,677     233,535,911
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year      $65,918,695      $69,615,868      $243,287,103      $258,924,164     $232,455,063    $246,603,677
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of year                    $   445,202      $   193,421      $  1,231,310      $  1,125,245     $  2,530,339    $  2,790,848
====================================================================================================================================


                                 See accompanying notes to financial statements.

                                       63

                        Statement of
                            CHANGES IN NET ASSETS (continued)

                                                                             PENNSYLVANIA                       PENNSYLVANIA
                                                                        DIVIDEND ADVANTAGE (NXM)         DIVIDEND ADVANTAGE 2 (NVY)
                                                                      ----------------------------       ---------------------------
                                                                      YEAR ENDED        YEAR ENDED       YEAR ENDED      YEAR ENDED
                                                                         6/30/04           6/30/03          6/30/04         6/30/03
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                $ 3,431,079       $ 3,553,126      $ 3,654,980     $ 3,732,725
Net realized gain (loss) from investments                                265,020           685,967          201,991         618,914
Change in net unrealized appreciation
   (depreciation) of investments                                      (2,825,573)        3,644,254       (3,455,178)      4,220,745
Distributions to Preferred Shareholders:
   From net investment income                                           (168,884)         (246,805)        (199,429)       (317,893)
   From accumulated net realized gains
     from investments                                                    (40,997)          (47,322)         (49,773)        (17,220)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                                                        660,645         7,589,220          152,591       8,237,271
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                            (3,180,784)       (3,033,667)      (3,419,014)     (3,418,107)
From accumulated net realized gains
   from investments                                                     (570,305)         (322,656)        (579,472)       (109,844)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                                             (3,751,089)       (3,356,323)      (3,998,486)     (3,527,951)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares                                        1,664                --               --              --
   Net proceeds from shares
     issued to shareholders due to
     reinvestment of distributions                                        46,581                --           17,176          25,883
Preferred shares offering costs                                               --            51,983           (3,394)        (13,359)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions                                             48,245            51,983           13,782          12,524
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                                        (3,042,199)        4,284,880       (3,832,113)      4,721,844
Net assets applicable to Common
   shares at the beginning of year                                    53,591,361        49,306,481       59,202,438      54,480,594
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year                                         $50,549,162       $53,591,361      $55,370,325     $59,202,438
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of year                                                       $   593,042       $   513,680      $   (19,053)    $   (55,552)
====================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to
        FINANCIAL STATEMENTS



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The state Funds (the "Funds") covered in this report and their corresponding Common share stock exchange symbols are Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ), Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ), Nuveen New Jersey Dividend Advantage Municipal Fund (NXJ), Nuveen New Jersey Dividend Advantage Municipal Fund 2 (NUJ), Nuveen Pennsylvania Investment Quality Municipal Fund (NQP), Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY), Nuveen Pennsylvania Dividend Advantage Municipal Fund
(NXM) and Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (NVY). Common shares of New Jersey Investment Quality (NQJ), New Jersey Premium Income (NNJ), Pennsylvania Investment Quality (NQP) and Pennsylvania Premium Income 2 (NPY) are traded on the New York Stock Exchange while Common shares of New Jersey Dividend Advantage (NXJ), New Jersey Dividend Advantage 2 (NUJ), Pennsylvania Dividend Advantage (NXM) and Pennsylvania Dividend Advantage 2 (NVY) are traded on the American Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Directors/Trustees of the Funds, or its designee, may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At June 30, 2004, New Jersey Investment Quality (NQJ), New Jersey Premium Income (NNJ), New Jersey Dividend Advantage (NXJ), New Jersey Dividend Advantage 2 (NUJ), Pennsylvania Investment Quality (NQP) and Pennsylvania Premium Income 2 (NPY) had outstanding when-issued and/or delayed delivery purchase commitments of $1,855,059, $293,769, $1,935,797, $1,311,996, $2,546,043 and $2,742,016, respectively. There were no such outstanding purchase commitments in Pennsylvania Dividend Advantage
(NXM) or Pennsylvania Dividend Advantage 2 (NVY).

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Notes to
    FINANCIAL STATEMENTS (continued)



Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute all income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and applicable state taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended June 30, 2004, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions made by the Funds are subject to federal taxation.

Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Preferred Shares

The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in one or more Series. The dividend rate on each Series may change every seven days, as set pursuant to a dutch auction process by the auction agent, and is payable at or near the end of each rate period. The number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                            NEW JERSEY    NEW JERSEY    NEW JERSEY    NEW JERSEY
                            INVESTMENT       PREMIUM      DIVIDEND      DIVIDEND
                               QUALITY        INCOME     ADVANTAGE   ADVANTAGE 2
                                 (NQJ)         (NNJ)         (NXJ)         (NUJ)
--------------------------------------------------------------------------------
Number of shares:
   Series M                      3,200            --            --            --
   Series T                         --           624         1,920            --
   Series W                         --         1,440            --         1,380
   Series TH                     2,000         1,600            --            --
   Series F                      1,280            --            --            --
--------------------------------------------------------------------------------
Total                            6,480         3,664         1,920         1,380
================================================================================

                          PENNSYLVANIA  PENNSYLVANIA  PENNSYLVANIA  PENNSYLVANIA
                            INVESTMENT       PREMIUM      DIVIDEND      DIVIDEND
                               QUALITY      INCOME 2     ADVANTAGE   ADVANTAGE 2
                                 (NQP)         (NPY)         (NXM)         (NVY)
--------------------------------------------------------------------------------
Number of shares:
   Series M                         --           844            --         1,140
   Series T                        880            --         1,000            --
   Series W                      2,400            --            --            --
   Series TH                     2,000         2,080            --            --
   Series F                         --         1,800            --            --
--------------------------------------------------------------------------------
Total                            5,280         4,724         1,000         1,140
================================================================================

Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended June 30, 2004.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Offering Costs

Nuveen Investments, LLC has agreed to pay all Common share offering costs (other than the sales load) that exceed $.03 per Common share for New Jersey Dividend Advantage (NXJ), New Jersey Dividend Advantage 2 (NUJ), Pennsylvania Dividend Advantage (NXM) and Pennsylvania Dividend Advantage 2 (NVY). New Jersey Dividend Advantage's (NXJ), New Jersey Dividend Advantage 2's (NUJ), Pennsylvania Dividend Advantage's (NXM) and Pennsylvania Dividend Advantage 2's (NVY) total share of Common share offering costs ($196,200, $135,000, $98,667 and $111,450, respectively) were recorded as a reduction of the proceeds from the sale of Common shares.

Total costs incurred by New Jersey Dividend Advantage (NXJ), New Jersey Dividend Advantage 2 (NUJ), Pennsylvania Dividend Advantage (NXM) and Pennsylvania Dividend Advantage 2 (NVY) in connection with their offering of Preferred shares ($599,210, $482,074, $338,767 and $414,975, respectively) were recorded as a reduction to paid-in surplus.

Indemnifications

Under the Funds' organizational documents, its Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

Transactions in Common shares were as follows:

                                 NEW JERSEY                NEW JERSEY                 NEW JERSEY
                          INVESTMENT QUALITY (NQJ)    PREMIUM INCOME (NNJ)     DIVIDEND ADVANTAGE (NXJ)
                          ------------------------   -----------------------   -------------------------
                          YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED     YEAR ENDED
                             6/30/04       6/30/03      6/30/04      6/30/03      6/30/04        6/30/03
--------------------------------------------------------------------------------------------------------
Common shares issued to
     shareholders due to
     reinvestment of
     distributions           136,119        37,370       26,399           --        7,816             --
========================================================================================================
                                NEW JERSEY                PENNSYLVANIA               PENNSYLVANIA
                        DIVIDEND ADVANTAGE 2 (NUJ)  INVESTMENT QUALITY (NQP)    PREMIUM INCOME 2 (NPY)
                        --------------------------- ------------------------   -------------------------
                          YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED     YEAR ENDED
                             6/30/04       6/30/03      6/30/04      6/30/03      6/30/04        6/30/03
--------------------------------------------------------------------------------------------------------
Common shares issued to
     shareholders due to
     reinvestment of
     distributions             2,305           526       26,180       18,725       21,918          5,597
========================================================================================================
                                                         PENNSYLVANIA                 PENNSYLVANIA
                                                   DIVIDEND ADVANTAGE (NXM)   DIVIDEND ADVANTAGE 2 (NVY)
                                                   ------------------------   --------------------------
                                                    YEAR ENDED   YEAR ENDED   YEAR ENDED     YEAR ENDED
                                                       6/30/04      6/30/03      6/30/04        6/30/03
--------------------------------------------------------------------------------------------------------
Common shares issued to
     shareholders due to
     reinvestment of distributions                       2,833           --        1,068          1,709
========================================================================================================

Notes to
    FINANCIAL STATEMENTS (continued)



3. SECURITIES TRANSACTIONS

Purchases and sales (including maturities) of investments in long-term municipal securities during the fiscal year ended June 30, 2004, were as follows:

                            NEW JERSEY    NEW JERSEY    NEW JERSEY    NEW JERSEY
                            INVESTMENT       PREMIUM      DIVIDEND      DIVIDEND
                               QUALITY        INCOME     ADVANTAGE   ADVANTAGE 2
                                 (NQJ)         (NNJ)         (NXJ)         (NUJ)
--------------------------------------------------------------------------------
Purchases                  $90,112,871   $64,647,809   $15,845,119   $10,675,751
Sales and maturities        97,024,685    67,349,917    16,850,741    13,617,301
================================================================================

                          PENNSYLVANIA  PENNSYLVANIA  PENNSYLVANIA  PENNSYLVANIA
                            INVESTMENT       PREMIUM      DIVIDEND      DIVIDEND
                               QUALITY      INCOME 2     ADVANTAGE   ADVANTAGE 2
                                 (NQP)         (NPY)         (NXM)         (NVY)
--------------------------------------------------------------------------------
Purchases                  $62,935,414   $66,484,022    $8,815,404    $3,689,191
Sales and maturities        61,913,635    57,002,417     7,667,607     3,123,491
================================================================================

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At June 30, 2004, the cost of investments were as follows:

                            NEW JERSEY    NEW JERSEY    NEW JERSEY    NEW JERSEY
                            INVESTMENT       PREMIUM      DIVIDEND      DIVIDEND
                               QUALITY        INCOME     ADVANTAGE   ADVANTAGE 2
                                 (NQJ)         (NNJ)         (NXJ)         (NUJ)
--------------------------------------------------------------------------------
Cost of investments       $447,721,194  $263,327,019  $140,324,787   $98,341,296
================================================================================

                          PENNSYLVANIA  PENNSYLVANIA  PENNSYLVANIA  PENNSYLVANIA
                            INVESTMENT       PREMIUM      DIVIDEND      DIVIDEND
                               QUALITY      INCOME 2     ADVANTAGE   ADVANTAGE 2
                                 (NQP)         (NPY)         (NXM)         (NVY)
--------------------------------------------------------------------------------
Cost of investments       $359,750,068  $334,482,769   $71,158,121   $79,909,053
================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at June 30, 2004, were as follows:

                            NEW JERSEY   NEW JERSEY    NEW JERSEY    NEW JERSEY
                            INVESTMENT      PREMIUM      DIVIDEND      DIVIDEND
                               QUALITY       INCOME     ADVANTAGE   ADVANTAGE 2
                                 (NQJ)        (NNJ)         (NXJ)         (NUJ)
--------------------------------------------------------------------------------
Gross unrealized:
   Appreciation            $12,201,158   $11,463,436   $ 3,673,821   $2,097,478
   Depreciation             (5,351,955)   (2,486,293)   (1,110,214)    (704,530)
--------------------------------------------------------------------------------
Net unrealized
  appreciation of
  investments              $ 6,849,203   $ 8,977,143   $ 2,563,607   $1,392,948
================================================================================

                       PENNSYLVANIA   PENNSYLVANIA   PENNSYLVANIA  PENNSYLVANIA
                         INVESTMENT        PREMIUM       DIVIDEND      DIVIDEND
                            QUALITY       INCOME 2      ADVANTAGE   ADVANTAGE 2
                              (NQP)          (NPY)          (NXM)         (NVY)
--------------------------------------------------------------------------------
Gross unrealized:
   Appreciation         $11,079,269    $16,093,217    $3,104,334     $2,517,892
   Depreciation          (1,304,382)    (2,981,454)      (99,084)      (102,378)
--------------------------------------------------------------------------------
Net unrealized
  appreciation of
   investments          $ 9,774,887    $13,111,763    $3,005,250     $2,415,514
================================================================================

The tax components of undistributed net investment income and net realized gains at June 30, 2004, were as follows:

                                                         NEW JERSEY    NEW JERSEY    NEW JERSEY    NEW JERSEY
                                                         INVESTMENT       PREMIUM      DIVIDEND      DIVIDEND
                                                            QUALITY        INCOME     ADVANTAGE   ADVANTAGE 2
                                                              (NQJ)         (NNJ)         (NXJ)         (NUJ)
-------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income                     $4,462,236     $2,976,263    $1,386,637      $780,856
Undistributed net ordinary income *                             --          2,329            --            44
Undistributed net long-term capital gains                2,151,477      1,763,776            --       106,865
=============================================================================================================
                                                       PENNSYLVANIA  PENNSYLVANIA  PENNSYLVANIA  PENNSYLVANIA
                                                         INVESTMENT       PREMIUM      DIVIDEND      DIVIDEND
                                                            QUALITY      INCOME 2     ADVANTAGE   ADVANTAGE 2
                                                              (NQP)         (NPY)         (NXM)         (NVY)
-------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income                      $2,462,113    $3,556,298      $822,475      $256,772
Undistributed net ordinary income *                              --        82,261            --            --
Undistributed net long-term capital gains                 1,400,014     1,081,113       149,076       150,304
=============================================================================================================

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

Notes to
        FINANCIAL STATEMENTS (continued)



The tax character of distributions paid during the fiscal years ended June 30, 2004 and June 30, 2003, was designated for purposes of the dividends paid deduction as follows:

                                                         NEW JERSEY    NEW JERSEY    NEW JERSEY    NEW JERSEY
                                                         INVESTMENT       PREMIUM      DIVIDEND      DIVIDEND
                                                            QUALITY        INCOME     ADVANTAGE   ADVANTAGE 2
2004                                                          (NQJ)         (NNJ)         (NXJ)         (NUJ)
-------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                $20,469,088  $11,842,477     $6,494,901    $4,384,953
Distributions from net ordinary income *                     41,049        4,078             --       181,959
Distributions from net long-term capital gains            4,294,376    1,732,505             --        80,457
=============================================================================================================
                                                       PENNSYLVANIA  PENNSYLVANIA  PENNSYLVANIA  PENNSYLVANIA
                                                         INVESTMENT       PREMIUM      DIVIDEND      DIVIDEND
                                                            QUALITY      INCOME 2     ADVANTAGE   ADVANTAGE 2
2004                                                          (NQP)         (NPY)         (NXM)         (NVY)
-------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                $15,807,419   $15,737,685    $3,347,542    $3,621,688
Distributions from net ordinary income *                     67,996        23,349         6,531       383,089
Distributions from net long-term capital gains              222,575     1,873,333       605,751       246,490
=============================================================================================================

                                                         NEW JERSEY    NEW JERSEY    NEW JERSEY    NEW JERSEY
                                                         INVESTMENT       PREMIUM      DIVIDEND      DIVIDEND
                                                            QUALITY        INCOME     ADVANTAGE   ADVANTAGE 2
2003                                                          (NQJ)         (NNJ)         (NXJ)         (NUJ)
-------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                $20,112,448   $11,722,514   $6,130,175     $4,484,545
Distributions from net ordinary income *                         --       133,874           --        163,988
Distributions from net long-term capital gains            1,514,649            --           --             --
=============================================================================================================
                                                       PENNSYLVANIA  PENNSYLVANIA  PENNSYLVANIA  PENNSYLVANIA
                                                         INVESTMENT       PREMIUM      DIVIDEND      DIVIDEND
                                                            QUALITY      INCOME 2     ADVANTAGE   ADVANTAGE 2
2003                                                          (NQP)         (NPY)         (NXM)         (NVY)
-------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                $16,232,380   $15,704,179   $3,253,465     $3,737,200
Distributions from net ordinary income *                         --        93,494      107,098        127,064
Distributions from net long-term capital gains                   --            --      269,069             --
=============================================================================================================

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At June 30, 2004, the following Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                      NEW JERSEY
                                                                        DIVIDEND
                                                                       ADVANTAGE
                                                                           (NXJ)
--------------------------------------------------------------------------------
Expiration year:
   2010                                                                 $278,092
   2011                                                                       --
   2012                                                                  617,198
--------------------------------------------------------------------------------
Total                                                                   $895,290
================================================================================


5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under New Jersey Investment Quality's (NQJ), New Jersey Premium Income's (NNJ), Pennsylvania Investment Quality's (NQP) and Pennsylvania Premium Income 2's
(NPY) investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc., each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS
ATTRIBUTABLE TO PREFERRED SHARES)                                 MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                                .6500%
For the next $125 million                                                 .6375
For the next $250 million                                                 .6250
For the next $500 million                                                 .6125
For the next $1 billion                                                   .6000
For the next $3 billion                                                   .5875
For net assets over $5 billion                                            .5750
================================================================================

Under New Jersey Dividend Advantage's (NXJ), New Jersey Dividend Advantage 2's
(NUJ), Pennsylvania Dividend Advantage's (NXM) and Pennsylvania Dividend Advantage 2's (NVY) investment management agreements with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS
ATTRIBUTABLE TO PREFERRED SHARES)                                 MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                                .6500%
For the next $125 million                                                 .6375
For the next $250 million                                                 .6250
For the next $500 million                                                 .6125
For the next $1 billion                                                   .6000
For net assets over $2 billion                                            .5750
================================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser, or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

As approved by the Board of Directors/Trustees, a complex-wide fee schedule for all Funds managed by the Adviser and its affiliates went into effect on August 1, 2004. The implementation of this complex-wide fee schedule is expected to result in a marginal immediate decrease in the rates (approximately .004%) at which management fees are to be paid by the Funds. As assets in the Nuveen Fund complex grow, the management fee rates to be paid by the Funds will decrease further. Under no circumstances will the complex-wide fee schedule result in an increase in the rates at which management fees would be paid by the Funds if the complex-wide fee schedule were not implemented.

Notes to
    FINANCIAL STATEMENTS (continued)



For the first ten years of New Jersey Dividend Advantage's (NXJ) and Pennsylvania Dividend Advantage's (NXM) operations, the Adviser has agreed to reimburse the Funds, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                  YEAR ENDING
MARCH 31,                                      MARCH 31,
--------------------------------------------------------------------------------
2001*                    .30%                      2007                     .25%
2002                     .30                       2008                     .20
2003                     .30                       2009                     .15
2004                     .30                       2010                     .10
2005                     .30                       2011                     .05
2006                     .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse New Jersey Dividend Advantage (NXJ) and Pennsylvania Dividend Advantage (NXM) for any portion of their fees and expenses beyond March 31, 2011.

For the first ten years of New Jersey Dividend Advantage 2's (NUJ) and Pennsylvania Dividend Advantage 2's (NVY) operations, the Adviser has agreed to reimburse the Funds, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                  YEAR ENDING
MARCH 31,                                      MARCH 31,
--------------------------------------------------------------------------------
2002*                    .30%                      2008                     .25%
2003                     .30                       2009                     .20
2004                     .30                       2010                     .15
2005                     .30                       2011                     .10
2006                     .30                       2012                     .05
2007                     .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse New Jersey Dividend Advantage 2 (NUJ) and Pennsylvania Dividend Advantage 2 (NVY) for any portion of their fees and expenses beyond March 31, 2012.

6. SUBSEQUENT EVENT - DISTRIBUTIONS TO COMMON SHAREHOLDERS

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on August 2, 2004, to shareholders of record on July 15, 2004, as follows:

                            NEW JERSEY    NEW JERSEY    NEW JERSEY    NEW JERSEY
                            INVESTMENT       PREMIUM      DIVIDEND      DIVIDEND
                               QUALITY        INCOME     ADVANTAGE   ADVANTAGE 2
                                 (NQJ)         (NNJ)         (NXJ)         (NUJ)
--------------------------------------------------------------------------------
Dividend per share              $.0800        $.0780        $.0785        $.0765
================================================================================

                          PENNSYLVANIA  PENNSYLVANIA  PENNSYLVANIA  PENNSYLVANIA
                            INVESTMENT       PREMIUM      DIVIDEND      DIVIDEND
                               QUALITY      INCOME 2     ADVANTAGE   ADVANTAGE 2
                                 (NQP)         (NPY)         (NXM)         (NVY)
--------------------------------------------------------------------------------
Dividend per share              $.0760        $.0790        $.0805        $.0765
================================================================================

                        Financial
                                HIGHLIGHTS

                        Financial
                               HIGHLIGHTS

Selected data for a Common share outstanding throughout each period:
                                                    Investment Operations                                Less Distributions
                               ----------------------------------------------------------------  -----------------------------------
                                                        Distributions   Distributions
                                                             from Net            from                   Net
                    Beginning                      Net     Investment         Capital            Investment    Capital
                       Common                Realized/      Income to        Gains to             Income to   Gains to
                        Share         Net   Unrealized      Preferred       Preferred                Common     Common
                    Net Asset  Investment   Investment         Share-          Share-                Share-     Share-
                        Value      Income   Gain (Loss)       holders+        holders+    Total     holders    holders        Total
====================================================================================================================================
NEW JERSEY INVESTMENT
QUALITY (NQJ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2004                   $15.65       $1.01        $(.75)         $(.05)          $(.01)    $ .20     $(.96)       $(.20)      $(1.16)
2003                    15.07        1.05          .61           (.07)           (.01)     1.58      (.93)        (.07)       (1.00)
2002                    15.03        1.10         (.01)          (.13)             --       .96      (.92)          --         (.92)
2001                    14.45        1.19          .58           (.27)             --      1.50      (.92)          --         (.92)
2000                    15.14        1.20         (.63)          (.29)           (.01)      .27      (.92)        (.04)        (.96)

NEW JERSEY PREMIUM
INCOME (NNJ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2004                    16.28         .99         (.79)          (.05)           (.01)      .14      (.94)        (.13)       (1.07)
2003                    15.60        1.04          .63           (.07)             --      1.60      (.92)          --         (.92)
2002                    15.27        1.06          .24           (.12)             --      1.18      (.85)          --         (.85)
2001                    14.28        1.07          .99           (.25)             --      1.81      (.82)          --         (.82)
2000                    14.92        1.08         (.62)          (.25)             --       .21      (.85)          --         (.85)

NEW JERSEY DIVIDEND
ADVANTAGE (NXJ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2004                    15.35        1.00         (.77)          (.05)             --       .18      (.94)          --         (.94)
2003                    14.38        1.04          .86           (.07)             --      1.83      (.87)          --         (.87)
2002                    14.39        1.04         (.07)          (.13)             --       .84      (.85)          --         (.85)
2001(a)                 14.33         .14          .22           (.03)             --       .33      (.14)          --         (.14)

NEW JERSEY DIVIDEND
ADVANTAGE 2 (NUJ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2004                    15.44        1.03         (.82)          (.06)             --       .15      (.92)        (.05)        (.97)
2003                    14.46        1.05          .96           (.08)             --      1.93      (.92)        (.03)        (.95)
2002(b)                 14.33         .16          .27           (.01)             --       .42      (.15)          --         (.15)
====================================================================================================================================
                                                                   Total Returns
                                                                -------------------
                                                                            Based
                            Offering                                           on
                           Costs and       Ending                          Common
                           Preferred       Common                Based      Share
                               Share        Share     Ending        on        Net
                        Underwriting    Net Asset     Market    Market      Asset
                           Discounts        Value      Value     Value**    Value**
===================================================================================
NEW JERSEY INVESTMENT
QUALITY (NQJ)
-----------------------------------------------------------------------------------
Year Ended 6/30:
2004                             $--       $14.69   $14.1900     (4.09)%     1.26%
2003                              --        15.65    15.9400     11.68      10.72
2002                              --        15.07    15.2200      4.19       6.56
2001                              --        15.03    15.5000     17.13      10.62
2000                              --        14.45    14.0625     (4.94)      1.94

NEW JERSEY PREMIUM
INCOME (NNJ)
-----------------------------------------------------------------------------------
Year Ended 6/30:
2004                              --        15.35    14.1900     (5.65)       .85
2003                              --        16.28    16.1000     10.18      10.48
2002                              --        15.60    15.5000      7.88       7.91
2001                              --        15.27    15.1900     20.13      12.90
2000                              --        14.28    13.3750     (9.95)      1.64

NEW JERSEY DIVIDEND
ADVANTAGE (NXJ)
-----------------------------------------------------------------------------------
Year Ended 6/30:
2004                              --        14.59    13.6300     (5.13)      1.20
2003                             .01        15.35    15.3000     15.09      13.18
2002                              --        14.38    14.1200      (.17)      6.05
2001(a)                         (.13)       14.39    14.9900       .87       1.42

NEW JERSEY DIVIDEND
ADVANTAGE 2 (NUJ)
-----------------------------------------------------------------------------------
Year Ended 6/30:
2004                              --        14.62    13.7400     (4.81)      1.02
2003                              --        15.44    15.4000      9.14      13.74
2002(b)                         (.14)       14.46    15.0400      1.29       1.98
===================================================================================
                                                              Ratios/Supplemental Data
                          --------------------------------------------------------------------------------------------
                                           Before Credit/Reimbursement       After Credit/Reimbursement***
                                           ----------------------------    --------------------------------
                                                         Ratio of Net                     Ratio of Net
                                             Ratio of      Investment        Ratio of       Investment
                               Ending        Expenses       Income to        Expenses        Income to
                                  Net      to Average         Average      to Average          Average
                               Assets      Net Assets      Net Assets      Net Assets       Net Assets
                           Applicable      Applicable      Applicable      Applicable       Applicable      Portfolio
                            to Common       to Common       to Common       to Common        to Common       Turnover
                          Shares (000)         Shares++        Shares++        Shares++         Shares++         Rate
======================================================================================================================
NEW JERSEY INVESTMENT
QUALITY (NQJ)
----------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2004                         $299,671            1.21%           6.64%           1.21%           6.64%             19%
2003                          316,970            1.22            6.80            1.22            6.81              12
2002                          304,808            1.25            7.35            1.23            7.36              22
2001                          301,785            1.24            7.97            1.23            7.99              16
2000                          288,810            1.22            8.27            1.21            8.28              11

NEW JERSEY PREMIUM
INCOME (NNJ)
----------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2004                          184,753            1.18            6.23            1.18            6.23              23
2003                          195,568            1.20            6.48            1.20            6.48              13
2002                          187,393            1.22            6.85            1.22            6.86              14
2001                          183,451            1.25            7.14            1.24            7.15               6
2000                          171,496            1.24            7.61            1.23            7.63              10

NEW JERSEY DIVIDEND
ADVANTAGE (NXJ)
----------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2004                           95,651            1.20            6.26             .74            6.71              11
2003                          100,502            1.19            6.56             .74            7.01               8
2002                           94,130            1.24            6.76             .75            7.25               7
2001(a)                        94,187            1.05*           3.65*            .66*           4.03*              1

NEW JERSEY DIVIDEND
ADVANTAGE 2 (NUJ)
----------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2004                           65,919            1.25            6.41             .79            6.87              11
2003                           69,616            1.23            6.53             .76            7.00              12
2002(b)                        65,153            1.07*           3.86*            .67*           4.25*             --
======================================================================================================================
                                 Preferred Shares at End of Period
                             ----------------------------------------
                               Aggregate    Liquidation
                                  Amount     and Market         Asset
                             Outstanding          Value      Coverage
                                    (000)     Per Share     Per Share
=====================================================================
NEW JERSEY INVESTMENT
QUALITY (NQJ)
---------------------------------------------------------------------
Year Ended 6/30:
2004                            $162,000        $25,000       $71,246
2003                             162,000         25,000        73,915
2002                             162,000         25,000        72,038
2001                             162,000         25,000        71,572
2000                             162,000         25,000        69,569

NEW JERSEY PREMIUM
INCOME (NNJ)
---------------------------------------------------------------------
Year Ended 6/30:
2004                              91,600         25,000        75,424
2003                              91,600         25,000        78,376
2002                              91,600         25,000        76,144
2001                              91,600         25,000        75,068
2000                              91,600         25,000        71,806

NEW JERSEY DIVIDEND
ADVANTAGE (NXJ)
---------------------------------------------------------------------
Year Ended 6/30:
2004                              48,000         25,000        74,818
2003                              48,000         25,000        77,345
2002                              48,000         25,000        74,026
2001(a)                           48,000         25,000        74,055

NEW JERSEY DIVIDEND
ADVANTAGE 2 (NUJ)
---------------------------------------------------------------------
Year Ended 6/30:
2004                              34,500         25,000        72,767
2003                              34,500         25,000        75,446
2002(b)                           34,500         25,000        72,213
=====================================================================

*    Annualized.
** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Common Share Net Asset Value is the combination of reinvested dividend income at net asset value, reinvested capital gains distributions at net asset value, if any, and changes in Common share net asset value per share. Total returns are not annualized.
***  After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.
(a) For the period March 27, 2001 (commencement of operations) through June 30, 2001.
(b) For the period March 25, 2002 (commencement of operations) through June 30, 2002.

                                 See accompanying notes to financial statements.

                                  74-75 SPREAD

                        Financial HIGHLIGHTS (continued)

Selected data for a Common share outstanding throughout each period:
                                                    Investment Operations                                Less Distributions
                               ----------------------------------------------------------------  -----------------------------------
                                                        Distributions   Distributions
                                                             from Net            from                   Net
                    Beginning                      Net     Investment         Capital            Investment    Capital
                       Common                Realized/      Income to        Gains to             Income to   Gains to
                        Share         Net   Unrealized      Preferred       Preferred                Common     Common
                    Net Asset  Investment   Investment         Share-          Share-                Share-     Share-
                        Value      Income   Gain (Loss)       holders+        holders+    Total     holders    holders        Total
====================================================================================================================================
PENNSYLVANIA INVESTMENT
QUALITY (NQP)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2004                   $15.91       $ .98       $ (.98)         $(.06)           $ --    $ (.06)     $ (.92)     $(.01)      $ (.93)
2003                    14.70        1.02         1.19           (.09)             --      2.12        (.91)        --         (.91)
2002                    14.57        1.09          .09           (.14)             --      1.04        (.91)        --         (.91)
2001                    14.39        1.23          .16           (.30)             --      1.09        (.91)        --         (.91)
2000                    15.33        1.25         (.83)          (.29)           (.02)      .11        (.98)      (.07)       (1.05)

PENNSYLVANIA PREMIUM
INCOME 2 (NPY)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2004                    15.65         .98         (.77)          (.05)           (.01)      .15        (.95)      (.11)       (1.06)
2003                    14.83        1.04          .79           (.08)             --      1.75        (.93)        --         (.93)
2002                    14.44        1.07          .30           (.12)             --      1.25        (.86)        --         (.86)
2001                    13.48        1.07          .95           (.27)             --      1.75        (.79)        --         (.79)
2000                    14.30        1.06         (.78)          (.27)             --       .01        (.81)      (.02)        (.83)

PENNSYLVANIA DIVIDEND
ADVANTAGE (NXM)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2004                    16.25        1.04         (.78)          (.05)           (.01)      .20        (.96)      (.17)       (1.13)
2003                    14.96        1.08         1.29           (.07)           (.01)     2.29        (.92)      (.10)       (1.02)
2002                    14.48        1.12          .37           (.13)             --      1.36        (.87)      (.01)        (.88)
2001(a)                 14.33         .14          .35           (.03)             --       .46        (.15)        --         (.15)

PENNSYLVANIA DIVIDEND
ADVANTAGE 2 (NVY)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2004                    15.90         .98         (.87)          (.05)           (.01)      .05        (.92)      (.16)       (1.08)
2003                    14.64        1.00         1.30           (.09)             --      2.21        (.92)      (.03)        (.95)
2002(b)                 14.33         .15          .46           (.01)             --       .60        (.15)        --         (.15)
====================================================================================================================================
                                                                      Total Returns
                                                                   -------------------
                                                                               Based
                               Offering                                           on
                              Costs and       Ending                          Common
                              Preferred       Common                Based      Share
                                  Share        Share     Ending        on        Net
                           Underwriting    Net Asset     Market    Market      Asset
                              Discounts        Value      Value     Value**    Value**
======================================================================================
PENNSYLVANIA INVESTMENT
QUALITY (NQP)
--------------------------------------------------------------------------------------
Year Ended 6/30:
2004                               $ --       $14.92   $13.5800     (9.73)%     (.38)%
2003                                 --        15.91    16.0100     11.98      14.79
2002                                 --        14.70    15.1800      6.57       7.34
2001                                 --        14.57    15.1300     11.99       7.75
2000                                 --        14.39    14.3750     (7.39)       .94

PENNSYLVANIA PREMIUM
INCOME 2 (NPY)
--------------------------------------------------------------------------------------
Year Ended 6/30:
2004                                 --        14.74    13.8400     (7.22)       .94
2003                                 --        15.65    16.0000     15.09      12.09
2002                                 --        14.83    14.7900     13.25       8.88
2001                                 --        14.44    13.8700     19.04      13.25
2000                                 --        13.48    12.3750     (3.87)       .21

PENNSYLVANIA DIVIDEND
ADVANTAGE (NXM)
--------------------------------------------------------------------------------------
Year Ended 6/30:
2004                                 --        15.32    14.3900     (5.95)      1.30
2003                                .02        16.25    16.4600     18.13      15.95
2002                                 --        14.96    14.8900      9.10       9.67
2001(a)                            (.16)       14.48    14.4900     (2.45)      2.06

PENNSYLVANIA DIVIDEND
ADVANTAGE 2 (NVY)
--------------------------------------------------------------------------------------
Year Ended 6/30:
2004                                 --        14.87    13.4800     (8.58)       .29
2003                                 --        15.90    15.8400     14.38      15.48
2002(b)                           (.14)        14.64    14.7400      (.73)      3.24
======================================================================================
                                                                  Ratios/Supplemental Data
                              --------------------------------------------------------------------------------------------
                                               Before Credit/Reimbursement       After Credit/Reimbursement***
                                               ----------------------------    --------------------------------
                                                             Ratio of Net                     Ratio of Net
                                                 Ratio of      Investment        Ratio of       Investment
                                   Ending        Expenses       Income to        Expenses        Income to
                                      Net      to Average         Average      to Average          Average
                                   Assets      Net Assets      Net Assets      Net Assets       Net Assets
                               Applicable      Applicable      Applicable      Applicable       Applicable      Portfolio
                                to Common       to Common       to Common       to Common        to Common       Turnover
                              Shares (000)         Shares++        Shares++        Shares++         Shares++         Rate
==========================================================================================================================
PENNSYLVANIA INVESTMENT
QUALITY (NQP)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2004                             $243,287            1.23%           6.38%           1.22%           6.39%             17%
2003                              258,924            1.27            6.59            1.26            6.60              11
2002                              238,926            1.31            7.42            1.30            7.44              34
2001                              235,188            1.29            8.40            1.27            8.41              17
2000                              231,525            1.26            8.57            1.25            8.59               8

PENNSYLVANIA PREMIUM
INCOME 2 (NPY)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2004                              232,455            1.18            6.45            1.17            6.46              16
2003                              246,604            1.20            6.76            1.19            6.77              19
2002                              233,536            1.24            7.28            1.23            7.29               7
2001                              227,377            1.25            7.55            1.24            7.57              10
2000                              212,325            1.26            7.88            1.25            7.89              14

PENNSYLVANIA DIVIDEND
ADVANTAGE (NXM)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2004                               50,549            1.21            6.15             .76            6.60              10
2003                               53,591            1.23            6.44             .79            6.88              13
2002                               49,306            1.29            7.12             .82            7.59              48
2001(a)                            47,723            1.26*           3.51*            .87*           3.90*             --

PENNSYLVANIA DIVIDEND
ADVANTAGE 2 (NVY)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2004                               55,370            1.24            5.95             .78            6.40               4
2003                               59,202            1.25            6.07             .78            6.53              13
2002(b)                            54,481            1.09*           3.77*            .70*           4.15*              8
==========================================================================================================================
                                 Preferred Shares at End of Period
                             ----------------------------------------
                               Aggregate    Liquidation
                                  Amount     and Market         Asset
                             Outstanding          Value      Coverage
                                    (000)     Per Share     Per Share
=====================================================================
PENNSYLVANIA INVESTMENT
QUALITY (NQP)
---------------------------------------------------------------------
Year Ended 6/30:
2004                            $132,000        $25,000       $71,077
2003                             132,000         25,000        74,039
2002                             132,000         25,000        70,251
2001                             132,000         25,000        69,543
2000                             132,000         25,000        68,849

PENNSYLVANIA PREMIUM
INCOME 2 (NPY)
---------------------------------------------------------------------
Year Ended 6/30:
2004                             118,100         25,000        74,207
2003                             118,100         25,000        77,202
2002                             118,100         25,000        74,436
2001                             118,100         25,000        73,132
2000                             118,100         25,000        69,946

PENNSYLVANIA DIVIDEND
ADVANTAGE (NXM)
---------------------------------------------------------------------
Year Ended 6/30:
2004                              25,000         25,000        75,549
2003                              25,000         25,000        78,591
2002                              25,000         25,000        74,306
2001(a)                           25,000         25,000        72,723

PENNSYLVANIA DIVIDEND
ADVANTAGE 2 (NVY)
---------------------------------------------------------------------
Year Ended 6/30:
2004                              28,500         25,000        73,570
2003                              28,500         25,000        76,932
2002(b)                           28,500         25,000        72,790
=====================================================================

*    Annualized.
** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Common Share Net Asset Value is the combination of reinvested dividend income at net asset value, reinvested capital gains distributions at net asset value, if any, and changes in Common share net asset value per share. Total returns are not annualized.
***  After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.
(a) For the period March 27, 2001 (commencement of operations) through June 30, 2001.
(b) For the period March 25, 2002 (commencement of operations) through June 30, 2002.

                                 See accompanying notes to financial statements.

                                  76-77 SPREAD

Board Members
       AND OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board
Members of the Funds. The number of board members of the Funds is currently set at seven. None of the board members who are not "interested" persons of the
Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.
                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1)    Chairman of        1994    Chairman and Director (since 1996) of Nuveen Investments,             145
3/28/49                        the Board                  Inc. and Nuveen Investments, LLC; Director (since 1992) and
333 W. Wacker Drive            and Trustee                Chairman (since 1996) of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp.; Chairman and Director (since
                                                          1997) of Nuveen Asset Management, Inc.; Director (since
                                                          1996) of Institutional Capital Corporation; Chairman and
                                                          Director (since 1999) of Rittenhouse Asset Management, Inc.;
                                                          Chairman of Nuveen Investments Advisers Inc. (since 2002).

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner              Board member       1997    Private Investor and Management Consultant.                           145
8/22/40
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown              Board member       1993    Retired (1989) as Senior Vice President of The Northern               145
7/29/34                                                   Trust Company; Director, Community Advisory Board for
333 W. Wacker Drive                                       Highland Park and Highwood, United Way of the North
Chicago, IL 60606                                         Shore (since 2002).

------------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans                  Board member       1999    President, The Hall-Perrine Foundation, a private philanthropic       145
10/22/48                                                  corporation (since 1996); Director and Vice Chairman, United
333 W. Wacker Drive                                       Fire & Casualty Company; formerly Director, Federal Reserve
Chicago, IL 60606                                         Bank of Chicago; formerly, President and Chief Operating Officer,
                                                          SCI Financial Group, Inc., a regional financial services firm.

------------------------------------------------------------------------------------------------------------------------------------
William C. Hunter              Board member       2004    Dean and Distinguished Professor of Finance, School of                145
3/16/48                                                   Business at the University of Connecticut (since 2003);
333 W. Wacker Drive                                       previously Senior Vice President and Director of Research
Chicago, IL 60606                                         at the Federal Reserve Bank of Chicago (1995-2003);
                                                          Director, Credit Research Center at Georgetown University;
                                                          Director of Xerox Corporation (since 2004).


                                       78

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBER WHO ARE NOT INTERESTED PERSONS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
William J. Schneider           Board member       1997    Senior Partner and Chief Operating Officer, Miller-Valentine          145
9/24/44                                                   Group, Vice President, Miller-Valentine Realty, a construction
333 W. Wacker Drive                                       company; Chair, Miami Valley Hospital; Chair, Dayton
Chicago, IL 60606                                         Development Coalition; formerly, Member, Community
                                                          Advisory Board, National City Bank, Dayton, Ohio and
                                                          Business Advisory Council, Cleveland Federal Reserve Bank.

------------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale            Board member       1997    Executive Director, Gaylord and Dorothy Donnelley                     145
12/29/47                                                  Foundation (since 1994); prior thereto, Executive Director,
333 W. Wacker Drive                                       Great Lakes Protection Fund (from 1990 to 1994)
Chicago, IL 60606


                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(3)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman           Chief              1988    Managing Director (since 2002), Assistant Secretary and               145
9/9/56                         Administrative             Associate General Counsel, formerly, Vice President and
333 W. Wacker Drive            Officer                    Assistant General Counsel of Nuveen Investments, LLC;
Chicago, IL 60606                                         Managing Director (since 2002), General Counsel and
                                                          Assistant Secretary, formerly, Vice President of Nuveen
                                                          Advisory Corp. and Nuveen Institutional Advisory Corp.;
                                                          Managing Director (since 2002), Assistant Secretary and
                                                          Associate General Counsel, formerly, Vice President (since
                                                          2000), of Nuveen Asset Management, Inc. Assistant
                                                          Secretary of Nuveen Investments, Inc. (since 1994); Assistant
                                                          Secretary of NWQ Investment Management Company, LLC
                                                          (since 2002); Vice President and Assistant Secretary of
                                                          Nuveen Investments Advisers Inc. (since 2002); Managing
                                                          Director, Associate General Counsel and Assistant Secretary
                                                          of Rittenhouse Asset Management, Inc. (since 2003);
                                                          Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson            Vice President     2000    Vice President (since 2002), formerly, Assistant Vice                 145
2/3/66                         and Assistant              President (since 2000), previously, Associate of Nuveen
333 W. Wacker Drive            Secretary                  Investments, LLC.
Chicago, IL 60606


                                       79


Board Members
       AND OFFICERS (CONTINUED)
                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(3)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo              Vice President     1999    Vice President of Nuveen Investments, LLC (since 1999),               145
11/28/67                       and Treasurer              prior thereto, Assistant Vice President (since 1997); Vice
333 W. Wacker Drive                                       President and Treasurer of Nuveen Investments, Inc. (since
Chicago, IL 60606                                         1999); Vice President and Treasurer of Nuveen Advisory Corp.
                                                          and Nuveen Institutional Advisory Corp (since 1999); Vice
                                                          President and Treasurer of Nuveen Asset Management, Inc.
                                                          (since 2002) and of Nuveen Investments Advisers Inc. (since
                                                          2002); Assistant Treasurer of NWQ Investment Management
                                                          Company, LLC (since 2002); Vice President and Treasurer of
                                                          Nuveen Rittenhouse Asset Management, Inc. (since 2003);
                                                          Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger             Vice President     2000    Vice President (since 2002) and Assistant General Counsel             145
9/24/64                        and Secretary              (since 1998); formerly, Assistant Vice President (since 1998)
333 W. Wacker Drive                                       of Nuveen Investments, LLC; Vice President (since 2002)
Chicago, IL 60606                                         and Assistant Secretary (since 1998), formerly Assistant
                                                          Vice President of Nuveen Advisory Corp. and Nuveen
                                                          Institutional Advisory Corp.

------------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson              Vice President     1998    Managing Director (since 2004) formerly, Vice President of            145
10/24/45                                                  Nuveen Investments, LLC; Managing Director (since 2004)
333 W. Wacker Drive                                       formerly, Vice President (since 1998) of Nuveen Advisory
Chicago, IL 60606                                         Corp. and Nuveen Institutional Advisory Corp.

------------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald          Vice President     1995    Managing Director (since 2002) of Nuveen Investments,                 145
3/2/64                                                    LLC; Managing Director (since 2001), formerly Vice President
333 W. Wacker Drive                                       of Nuveen Advisory Corp. and Nuveen Institutional Advisory
Chicago, IL 60606                                         Corp. (since 1995); Managing Director of Nuveen Asset
                                                          Management, Inc. (since 2001); Vice President of Nuveen
                                                          Investment Advisers Inc. (since 2002); Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy                 Vice President     1998    Vice President (since 1993) and Funds Controller (since 1998)         145
5/31/54                        and Controller             of Nuveen Investments, LLC and Vice President and Funds
333 W. Wacker Drive                                       Controller (since 1998) of Nuveen Investments, Inc.;
Chicago, IL 60606                                         Certified Public Accountant.

------------------------------------------------------------------------------------------------------------------------------------
David J. Lamb                  Vice President     2000    Vice President (since 2000) of Nuveen Investments,                    145
3/22/63                                                   LLC, previously Assistant Vice President (since 1999);
333 W. Wacker Drive                                       prior thereto, Associate of Nuveen Investments, LLC;
Chicago, IL 60606                                         Certified Public Accountant.


                                       80

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(3)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar                  Vice President     2002    Vice President (since 1999), previously, Assistant Vice               145
8/27/61                                                   President (since 1993) of Nuveen Investments, LLC.
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin                Vice President     1988    Vice President, Assistant Secretary and Assistant General             145
7/27/51                        and Assistant              Counsel of Nuveen Investments, LLC; Vice President and
333 W. Wacker Drive            Secretary                  Assistant Secretary of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp.; Assistant Secretary of Nuveen
                                                          Investments, Inc. and (since 1997) Nuveen Asset Management,
                                                          Inc.; Vice President (since 2000), Assistant Secretary and
                                                          Assistant General Counsel (since 1998) of Rittenhouse Asset
                                                          Management, Inc.; Vice President and Assistant Secretary of
                                                          Nuveen Investments Advisers Inc. (since 2002); Assistant
                                                          Secretary of NWQ Investment Management Company, LLC
                                                          (since 2002).

------------------------------------------------------------------------------------------------------------------------------------
Edward F. Neild, IV            Vice President     1996    Managing Director (since 2002) of Nuveen Investments, LLC;            145
7/7/65                                                    Managing Director (since 1997), formerly Vice President
333 W. Wacker Drive                                       (since 1996) of Nuveen Advisory Corp. and Nuveen Institutional
Chicago, IL 60606                                         Advisory Corp.; Managing Director of Nuveen Asset Management,
                                                          Inc. (since 1999). Chartered Financial Analyst.


(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and board member of the Adviser.

(2) Board members serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(3) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Reinvest Automatically
       EASILY AND CONVENIENTLY


SIDEBAR TEXT: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.



NUVEEN CLOSED-END EXCHANGE-TRADED FUNDS
DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit,nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on the dividends or distributions awaiting reinvestment. Because the market price may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Other Useful
      INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling Nuveen Investments at (800) 257-8787; and (ii) on the Commission's website at http://www.sec.gov.

GLOSSARY OF TERMS USED IN THIS REPORT

AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

AVERAGE EFFECTIVE MATURITY: The average of all the maturities of the bonds in a fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

LEVERAGE-ADJUSTED DURATION: Duration is a measure of a bond or bond fund's sensitivity to changes in interest rates. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund.

MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

NET ASSET VALUE (NAV): A fund's NAV is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

BOARD OF DIRECTORS/
TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071

(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL


Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the fiscal year ended June 30, 2004. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Nuveen Investments:
SERVING Investors
          For GENERATIONS

Photo of: 2 women looking at a photo album.

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Managing $100 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at
(800) 257-8787. Please read the information carefully before you invest.

           Learn more
about Nuveen Funds at
   WWW.NUVEEN.COM/ETF

o Share prices
o Fund details
o Daily financial news
o Investor education
o Interactive planning tools

Logo: NUVEEN Investments

                                                                     EAN-B-0604D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The registrant has posted such code of ethics on its website at www.nuveen.com/etf.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of directors determined that the registrant had at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert was William E. Bennett, who was "independent" for purposes of Item 3 of Form N-CSR.

Although Mr. Bennett served as the audit committee financial expert for the majority of the reporting period, he unexpectedly resigned from the Board effective April 30, 2004. Since that time, the Audit Committee determined that Jack B. Evans, the Chairman of the Audit Committee, qualifies as an audit committee financial expert and recommended to the full Board that he be designated as such. On July 26, 2004, the full Board voted to so designate Mr. Evans. Accordingly for this reporting period, the registrant did not have a designated "audit committee financial expert" from April 30, 2004 to the end of the reporting period on June 30, 2004.

Mr. Bennett was formerly Executive Vice President and Chief Credit Officer of First Chicago Corporation and its principal subsidiary, The First National Bank of Chicago. As part of his role as Chief Credit Officer, Mr. Bennett set policy as to accrual of assets/loans; designated performing/non-performing assets; set the level of reserves against the credit portfolo; and determined the carrying value of credit related assets and exposure. Among other things, Mr. Bennett was also responsible for the oversight of the internal analysis function including setting ground rules for the review and preparation of financial analysis and financial statements for use in making credit and risk decisions for clients. Mr. Bennett has significant experience reviewing, analyzing and evaluating financial statements of domestic and international companies in a variety of industries with complex accounting issues.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

           Nuveen Pennsylvania Investment Quality Municipal Fund, Inc.

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

                                AUDIT FEES BILLED            AUDIT-RELATED FEES                 TAX FEES              ALL OTHER FEES
FISCAL YEAR ENDED                    TO FUND                   BILLED TO FUND                BILLED TO FUND           BILLED TO FUND
------------------------------------------------------------------------------------------------------------------------------------
June 30, 2004                       $ 13,969                        $ 0                          $ 426                   $ 2,500
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                      N/A                         0%                             0%                        0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
June 30, 2003                       $ 12,254                        $ 0                          $ 364                   $ 2,300
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                      N/A                         0%                             0%                        0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------

The above "Tax Fees" were billed for professional services for tax advice, tax compliance and tax planning.

                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Advisory Corp. ("NAC" or the "Adviser"), and any entity controlling, controlled by or under common control with NAC ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The table also shows the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

FISCAL YEAR ENDED                                    AUDIT-RELATED FEES           TAX FEES BILLED TO              ALL OTHER FEES
                                                   BILLED TO ADVISER AND             ADVISER AND                 BILLED TO ADVISER
                                                      AFFILIATED FUND              AFFILIATED FUND              AND AFFILIATED FUND
                                                     SERVICE PROVIDERS            SERVICE PROVIDERS              SERVICE PROVIDERS
------------------------------------------------------------------------------------------------------------------------------------
June 30, 2004                                               $ 0                          $ 0                            $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                          0%                           0%                             0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
June 30, 2003                                               $ 0                          $ 0                            $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                         N/A                          N/A                            N/A
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------

                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP independence.

FISCAL YEAR ENDED                                               TOTAL NON-AUDIT FEES
                                                               BILLED TO ADVISER AND
                                                              AFFILIATED FUND SERVICE         TOTAL NON-AUDIT FEES
                                                               PROVIDERS (ENGAGEMENTS         BILLED TO ADVISER AND
                                                              RELATED DIRECTLY TO THE        AFFILIATED FUND SERVICE
                                   TOTAL NON-AUDIT FEES       OPERATIONS AND FINANCIAL        PROVIDERS (ALL OTHER
                                      BILLED TO FUND           REPORTING OF THE FUND)             ENGAGEMENTS)                TOTAL
------------------------------------------------------------------------------------------------------------------------------------
June 30, 2004                            $ 2,926                        $ 0                           $ 0                    $ 2,926
June 30, 2003                            $ 2,664                        $ 0                           $ 0                    $ 2,664

Audit Committee Pre-Approval Policies and Procedures. Generally, the audit committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the audit committee if they are expected to be for amounts greater than $10,000; (ii) reported to the audit committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the audit committee at the next audit committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable at this time.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

In the rare event that a municipal issuer held by the Fund were to issue a proxy or that the Fund were to receive a proxy issued by a cash management security, the Adviser would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Fund's Board of Directors or Trustees or its representative. In the case of a conflict of interest, the proxy would be submitted to the applicable Fund's Board to determine how the proxy should be voted. A member of the Adviser's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 204-2(c)(2) under the Investment Advisers Act of 1940 (17 CFR 275.204-2(c)(2)), reports were filed with the SEC on Form N-PX, and the results were provided to the Board of Directors or Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

In the event of a vacancy on the Board, the nominating and governance committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new directors and reserves the right to interview all candidates and to make the final selection of any new directors.

ITEM 10. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because posted on registrant's website at www.nuveen.com/etf.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable at this time.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Pennsylvania Investment Quality Municipal Fund, Inc.
            -----------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date: September 9, 2004
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (Principal Executive Officer)

Date: September 9, 2004
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (Principal Financial Officer)

Date: September 9, 2004
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.